UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Dollar General Corporation

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
DEFINITIVE PROXY STATEMENT INTENDED TO BE RELEASED ON OR ABOUT APRIL 1, 2021

DEAR FELLOW SHAREHOLDER,

The 2021 Annual Meeting of Shareholders of Dollar General Corporation will be held on Wednesday, May 26, 2021, at 9:00 a.m., Central Time. All shareholders of record at the close of business on March 18, 2021 are invited to attend the annual meeting. This year, in light of the continuing public health impact of the COVID-19 pandemic, the annual meeting will be held entirely online. Please see the Notice of Annual Meeting of Shareholders for more information about how to virtually attend and participate in the annual meeting.
We thank those of you who met with us over the past year and provided valuable feedback on broad-ranging topics such as our response to the COVID-19 pandemic, corporate governance, Board refreshment and composition, environmental and social issues, and our executive compensation program structure. In 2020, we conducted outreach to shareholders representing more than 58% of shares outstanding and ultimately engaged with shareholders comprising 52% of shares outstanding. As Chairman of the Board and Chairman of the Nominating and Governance Committee, I led the engagement with shareholders representing over 25% of shares outstanding. The information we received during this engagement helped to inform the Board’s decision to seek shareholder approval of a Charter amendment, described in Proposal 5 in the Proxy Statement, to implement a right for shareholders holding in the aggregate at least 25% of shares outstanding to request special meetings of shareholders. We are committed to continuing our dialogue with our shareholders and appreciate your engagement with us.
Your interest in Dollar General and your vote are very important to us. Whether or not you plan to attend the annual meeting, please vote at your earliest convenience.
On behalf of the Board of Directors, thank you for your continued support of Dollar General.

SINCERELY, MICHAEL M. CALBERT CHAIRMAN OF THE BOARD APRIL [1], 2021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	TIME	LOCATION

Wednesday May 26, 2021	9:00 a.m. Central Time	Entirely online at www.virtualshareholdermeeting.com/DG2021 (the “Annual Meeting Website”)

ITEMS OF BUSINESS:
WHO MAY VOTE:
Shareholders of record at the close of business on March 18, 2021
HOW TO PARTICIPATE IN THE ANNUAL MEETING:
There will be no physical location for the annual meeting, which will be held entirely online via live webcast through the Annual Meeting Website due to the continuing public health impact of the COVID-19 pandemic. To attend the annual meeting, and to vote, examine our list of shareholders and submit your questions during the annual meeting, visit the Annual Meeting Website and enter your 16-digit control number found on your Notice of Internet Availability, proxy card or voting instruction form. Shareholders who attend the annual meeting by following such instructions will be considered to be attending the annual meeting “in person.” Prior to the annual meeting, you also will be able to vote at www.proxyvote.com and by the other methods described in the Proxy Statement. We encourage you to vote in advance of the annual meeting even if you intend to attend the meeting. For more information, please see “Solicitation, Meeting and Voting Information” beginning on page 1 of the Proxy Statement.
By Order of the Board of Directors,

Goodlettsville, Tennessee April [1], 2021	Christine L. Connolly Corporate Secretary

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in the proxy statement or about Dollar General. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.
DOLLAR GENERAL AT-A-GLANCE*

157,000+
EMPLOYEES

17,000+ STORES

DOLLAR GENERAL

LOW-PRICED PRODUCT MODEL

~22% OF PRODUCTS PRICED AT $1 OR LESS

at 2020 fiscal year end

MULTIPLE STORE FORMATS TO SERVE OUR CUSTOMERS

112th RANKING ON THE FORTUNE 500 LIST

$33.7
BILLION
IN SALES

In fiscal year 2020

$3.6
BILLION
OPERATING
PROFIT

In fiscal year 2020

$2.7
BILLION
NET INCOME

In fiscal year 2020

$10.62
DILUTED EPS

In fiscal year 2020

*
Data as of February 26, 2021 unless otherwise noted.

COVID-19 RESPONSE
At Dollar General, our mission of Serving Others remains foundational to everything we do. In a year of unprecedented challenges due to the COVID-19 pandemic, we took significant actions to demonstrate our appreciation for the incredible efforts of our employees and to further safeguard the well-being of our team members and customers. These efforts included awarding approximately $167 million in employee appreciation bonuses, enhancing benefits and leave policies, providing safety supplies, dedicating certain store hours for the most vulnerable members of our communities, and removing barriers for frontline employees to obtain the vaccine.

PROXY STATEMENT SUMMARY
VOTING MATTERS (pp. 1 - 10, 48, 50 and 52 - 67)
2021 PROPOSALS	Board Recommendation
Proposal 1: Election of Directors	For
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	For
Proposal 3: Ratification of Appointment of Auditors	For
Proposal 4: Vote to Approve 2021 Stock Incentive Plan	For
Proposal 5: Vote to Approve Charter Amendment to Allow Shareholders Holding 25% or More of our Common Stock to Request Special Meetings of Shareholders	For
Proposal 6: Shareholder Proposal Regarding Shareholders’ Ability to Call Special Meetings of Shareholders	Against
HOW TO VOTE (pp. 1 - 2)

MAIL	PHONE	INTERNET	IN PERSON

Complete, sign, date and mail your proxy card or voting instruction form	1-800-690-6903	www.proxyvote.com	May 26, 2021 9:00 a.m., CT On the Annual Meeting Website

Annual Meeting Website:
www.virtualshareholdermeeting.com/DG2021
See “Solicitation, Meeting and Voting Information” beginning on page 1 for information on how to participate in the annual meeting.

PROXY STATEMENT SUMMARY
BOARD OF DIRECTORS GROUP DIVERSITY (pp. 5 - 10)
BOARD OF DIRECTORS COMPOSITION (pp. 6 - 10, 13 - 14 and 18)

PROXY STATEMENT SUMMARY

PAY FOR PERFORMANCE (pp. 20 - 30)
The primary elements of our executive compensation program are summarized in the chart below and reflect a significant alignment with our shareholders’ interests.

Pay Element	Vehicle	2020 Metrics
Base Salary	Cash	Reflects comparable positions in the competitive marketplace, recognizing performance, responsibilities and experience
Short-Term Incentive	Cash	Adjusted EBIT **(100%)**
Long-Term Incentive	Options **(50%)** *Vest 25% annually over 4 years*	Stock price
	PSUs **(50%)** *3-year ratable vest*	1-Year Adjusted EBITDA **(50%)** 3-Year Adjusted ROIC **(50%)**

Consistent with our philosophy,
and as illustrated to the right, a
significant portion of annualized
total target compensation for
our named executive officers in
2020 was variable/at-risk as a
result of being either
performance-based, linked to
changes in our stock price, or
both.

The most recent shareholder advisory vote on our named
executive officer compensation was held on May 27,
2020. Excluding abstentions and broker non-votes, 92.5%
of total votes were cast in support of the program.

PROXY STATEMENT SUMMARY
SHAREHOLDER ENGAGEMENT (p. 11)
Our Board of Directors appreciates and proactively seeks the viewpoints of our shareholders. Our focused outreach in the fall of 2020 encompassed a broad base of shareholders and discussion topics and helped inform the Board’s decision to recommend the Charter amendment described in Proposal 5 to implement a shareholder special meeting right.
SERVING OTHERS
Our mission of Serving Others is the foundation on which our business was built, continues to operate today and serves as a guiding force to support the Company's future

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2021
This Proxy Statement, our 2020 Annual Report and a form of proxy card are available at www.proxyvote.com. You will need your Notice of Internet Availability or proxy card to access the proxy materials.
As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing our proxy materials over the Internet to some of our shareholders. This means that some shareholders will not receive paper copies of these documents but instead will receive only a Notice of Internet Availability containing instructions on how to access the proxy materials over the Internet and how to request a paper copy of our proxy materials, including the Proxy Statement, our 2020 Annual Report, and a proxy card. Shareholders who do not receive a Notice of Internet Availability will receive a paper copy of the proxy materials by mail, unless they have previously requested delivery of proxy materials electronically.

PROXY STATEMENT
This document is the proxy statement of Dollar General Corporation that we use to solicit your proxy to vote upon certain matters at our Annual Meeting of Shareholders to be held on Wednesday, May 26, 2021, which is being held entirely online at www.virtualshareholdermeeting.com/DG2021 (the “Annual Meeting Website”) due to the continuing public health impact of the COVID-19 pandemic. We will begin mailing to shareholders printed copies of this document and the form of proxy or the Notice of Internet Availability on or about April [1], 2021.

Annual Meeting Website: www.virtualshareholdermeeting.com/DG2021
SOLICITATION, MEETING AND VOTING INFORMATION
What is Dollar General Corporation and where is it located?
Dollar General (NYSE: DG) has been delivering value to shoppers for more than 80 years through its mission of Serving Others. Dollar General helps shoppers Save time. Save money. Every day!® by offering products that are frequently used and replenished, such as food, snacks, health and beauty aids, cleaning supplies, basic apparel, housewares and seasonal items at everyday low prices in convenient neighborhood locations. Dollar General operated 17,266 stores in 46 states as of February 26, 2021. Our principal executive offices are located at 100 Mission Ridge, Goodlettsville, Tennessee 37072.
We refer to our company as “we,” “us” or “Dollar General.” Unless otherwise noted or required by context, “2021,” “2020,” “2019,” and “2018” refer to our fiscal years ending or ended January 28, 2022, January 29, 2021, January 31, 2020, and February 1, 2019, respectively.
What is a proxy, who is asking for it, and who is paying for the cost to solicit it?
A proxy is your legal designation of another person, called a “proxy,” to vote your stock. The document designating someone as a proxy is also called a proxy or a proxy card.
Our directors, officers and employees are soliciting your proxy on behalf of our Board of Directors and will not be specially paid for doing so. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements, personal solicitation, news releases issued by Dollar General, postings on our website, or otherwise. Dollar General will pay all expenses of this solicitation. We have retained Innisfree M&A Incorporated to act as a proxy solicitor for a fee estimated to be $17,500, plus reimbursement of out of pocket expenses.
What is a Control Number?
To attend and participate in the meeting online, you will need your “Control Number.” The Control Number is a 16-digit number that you can find in the Notice of Internet Availability or the proxy card (in each case if you are a shareholder of record), as applicable, or in the voting instruction form (if you are a street name holder).
How may I attend the annual meeting?
Due to the continuing public health impact of the COVID-19 pandemic, the annual meeting is being held entirely online via the Annual Meeting Website. Only shareholders as of March 18, 2021 (the “Record Date”) may vote on matters to be considered at the annual meeting, view the list of shareholders as of the Record Date or submit a question during the annual meeting.
To attend the meeting, please visit the Annual Meeting Website and enter your Control Number. If you do not have your Control Number, you may still attend the meeting by visiting the Annual Meeting Website and registering as a guest, but you will not be able to vote your shares, examine our list of shareholders or submit questions during the meeting.
You may log into the Annual Meeting Website beginning at 8:45 a.m. Central Time on May 26, 2021, and the meeting will begin promptly at 9:00 a.m. Central Time. If you experience any technical difficulties logging into the Annual Meeting Website or at any time during the meeting, please call the toll free technical support number, which will be posted on the Annual Meeting Website. Technical support will be available beginning at 8:45 a.m. Central Time on May 26, 2021 and will remain available until the meeting has ended.

   2021 Proxy Statement1

SOLICITATION, MEETING AND VOTING INFORMATION

Who is entitled to vote at the annual meeting?
You may vote if you owned shares of Dollar General common stock at the close of business on the Record Date (March 18, 2021). As of that date, there were [•] shares of Dollar General common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter.
What am I voting on?
You will be asked to vote on:
•
the election of the 8 nominees listed in this proxy statement (Proposal 1);

•
the approval on an advisory basis of our named executive officer compensation as disclosed in this proxy statement (Proposal 2);

•
the ratification of the appointment of our independent registered public accounting firm (the “independent auditor”) for 2021 (Proposal 3);

•
the approval of the Dollar General Corporation 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”) (Proposal 4);

•
the approval of an amendment to our amended and restated charter (our “Charter”) to allow shareholders holding at least 25% of our common stock to request special meetings of shareholders (Proposal 5); and

•
the shareholder proposal as described in this proxy statement (Proposal 6).

We are unaware of other matters to be acted upon at the annual meeting. Under Tennessee law and our governing documents, no other non-procedural business may be raised at the meeting unless proper notice has been given to shareholders.
How many votes must be present to hold the annual meeting?
A quorum, consisting of the presence in person or by proxy of the holders of a majority of shares of our common stock outstanding on the Record Date, must exist to conduct business at the annual meeting. If a quorum is not present, the presiding officer at the meeting may adjourn the meeting from time to time until a quorum is present.
How do I vote?
If you are a shareholder of record, you may vote your proxy over the telephone or Internet or, if you received printed proxy materials, by marking, signing, dating and returning the printed proxy card in the enclosed envelope. Please refer to the Notice of Internet Availability or proxy card, as applicable, for the telephone number, Internet address and other instructions. Alternatively, you may vote your shares electronically at the annual meeting by visiting the Annual Meeting Website and entering your Control Number. Once past the login screen, click the “Voting” button. Even if you plan to attend the meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the meeting.
If you are a street name holder, your broker, trustee, bank or other nominee will provide materials and instructions for voting your shares. You also may vote your shares electronically at the meeting by visiting the Annual Meeting Website and entering your Control Number. Once past the login screen, click the “Voting” button.
What is the difference between a “shareholder of record” and a “street name” holder?
You are a “shareholder of record” if your shares are registered directly in your name with EQ Shareowner Services, our transfer agent. You are a “street name” holder if your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian.
What if I receive more than one Notice of Internet Availability or proxy card?
You will receive multiple Notices of Internet Availability or proxy cards if you hold shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts. Street name holders will receive the Notice of Internet Availability or proxy card or other voting information, along with voting instructions, from their brokers. Please vote the shares represented by each Notice of Internet Availability or proxy card you receive to ensure that all your shares are voted.
How will my proxy be voted?
The persons named on the proxy card will vote your proxy as you direct. If you return a signed proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, the persons named on the proxy card will vote your shares in accordance with the recommendations of our Board of Directors. If business other than that described in this proxy statement is properly raised, your proxies have authority to vote as they think best, including to adjourn the meeting.

22021 Proxy Statement

SOLICITATION, MEETING AND VOTING INFORMATION

Can I change my mind and revoke my proxy?
Yes. A shareholder of record may revoke a proxy given pursuant to this solicitation by:
•
signing a valid, later-dated proxy card and submitting it so that it is received before the annual meeting in accordance with the instructions included in the proxy card;

•
before the annual meeting, signing a written notice of revocation dated later than the date of the proxy and submitting it to our Corporate Secretary so that it is received before the annual meeting;

•
submitting a later-dated vote by telephone or Internet no later than 11:59 p.m. Eastern Time on May 25, 2021; or

•
attending the annual meeting and voting in person.

Note that attendance at the annual meeting, by itself, will not revoke your proxy.
A street name holder may revoke a proxy given pursuant to this solicitation by following the instructions of the bank, broker, trustee or other nominee who holds his or her shares.
How many votes are needed to elect directors?
To be elected at the annual meeting, a nominee must receive the affirmative vote of a majority of votes cast by holders of shares entitled to vote at the meeting. Under our Charter, the “affirmative vote of a majority of votes cast” means that the number of votes cast in favor of a nominee’s election exceeds the number of votes cast against his or her election. You may vote in favor of or against the election of each nominee, or you may elect to abstain from voting your shares.
What happens if a director fails to receive the required vote for election?
An incumbent director who does not receive the required vote for election at the annual meeting must promptly tender a resignation as a director for consideration by our Board of Directors pursuant to our Board-approved director resignation policy. Each director standing for election at the annual meeting has agreed to resign, effective upon the Board’s acceptance of such resignation, if he or she does not receive a majority vote. If the Board rejects the offered resignation, the director will continue to serve until the next annual shareholders’ meeting and until his or her successor is duly elected or his or her earlier resignation or removal in accordance with our Bylaws. If the Board accepts the offered resignation, the Board, in its sole discretion, may fill the resulting vacancy or decrease the Board’s size.
How many votes are needed to approve other matters?
Proposal 2 (to approve on an advisory basis our named executive officer compensation), Proposal 3 (to ratify the appointment of our independent auditor for 2021), Proposal 4 (to approve the 2021 Stock Incentive Plan) and Proposal 6 (to approve the shareholder proposal described in this proxy statement) will be approved if the votes cast in favor of the applicable proposal exceed the votes cast against it. With respect to Proposal 4, abstentions will be counted as votes cast against the proposal as required by New York Stock Exchange (“NYSE”) rules. The vote on the compensation of our named executive officers is advisory and, therefore, not binding on Dollar General, our Board of Directors, or its Compensation Committee.
Proposal 5 (to approve the amendment to our Charter to allow certain shareholders to request special meetings of shareholders) will be approved if it receives the affirmative vote of holders of at least a majority of the voting power of all outstanding shares entitled to vote generally in the election of directors.
With respect to each of these proposals, and any other matter properly brought before the annual meeting, you may vote in favor of or against the proposal, or you may elect to abstain from voting your shares.
How will abstentions and broker non-votes be treated?
Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present but, except as provided in the next sentence, will not be counted as votes cast either in favor of or against a particular proposal and will have no effect on the outcome of the particular proposal. However, with regard to Proposal 4, abstentions (but not broker non-votes) will be considered votes cast under the rules of the NYSE and will have the effect of a vote against Proposal 4, and with regard to Proposal 5, abstentions and broker non-votes will have the effect of votes against the proposal.
What are broker non-votes?
Although your broker is the record holder of any shares that you hold in street name, it must vote those shares pursuant to your instructions. If you do not provide instructions, your broker may exercise discretionary voting power over your shares for “routine” items but not for “non-routine” items. All matters described in this proxy statement, except for the ratification of the appointment of our independent auditor, are considered to be non-routine matters.

   2021 Proxy Statement3

SOLICITATION, MEETING AND VOTING INFORMATION

“Broker non-votes” occur when shares held of record by a broker are not voted on a matter because the beneficial owner has not provided voting instructions and the broker either lacks or declines to exercise the authority to vote the shares in its discretion.
How can I ask questions or view the list of shareholders entitled to vote at the annual meeting?
You may submit pertinent questions in advance of the annual meeting beginning on May 12, 2021 by visiting www.proxyvote.com and entering your Control Number. Once past the login screen, click on “Question for Management,” type in the question, and click “Submit.” You also may submit questions during the meeting by visiting the Annual Meeting Website and entering your Control Number. Once past the login screen, click the “Q&A” button, type the question into the “submit a question” field and click “Submit.” Rules of Conduct for the meeting, including rules pertaining to submission of questions, will be posted on the Annual Meeting Website and may be accessed once past the login screen by clicking the “Materials” button.
If there are pertinent questions that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of such questions (e.g., consolidating repetitive questions) on https://investor.dollargeneral.com under “News and Events—Events and Presentations” as soon as practicable after the meeting.
During the annual meeting, shareholders of record may examine the list of shareholders entitled to vote at the meeting by visiting the Annual Meeting Website and entering their Control Number. Once past the login screen, click the “Materials” button, followed by the “Registered Shareholder List,” and complete the required attestation form to view the list. To inspect such shareholder list prior to the annual meeting, please contact our Investor Relations department at 615-855-5529 or investorrelations@dollargeneral.com.
Will a recording of the annual meeting be available after the meeting?
Yes. Within 24 hours following the annual meeting, a recording of the meeting, including any question and answer session, will be available on https://investor.dollargeneral.com under “News and Events—Events and Presentations” for at least 30 days. The information on our website, however, is not incorporated by reference into, and does not form a part of, this proxy statement.

42021 Proxy Statement

PROPOSAL 1: Election of Directors
What is the structure of the Board of Directors?
Our Board of Directors must consist of 1 to 15 directors, with the exact number set by the Board. The Board size is currently fixed at 8. All directors are elected annually by our shareholders.
How are directors identified and nominated?
The Nominating and Governance Committee (the “Nominating Committee”) is responsible for identifying, evaluating and recommending director candidates, including the slate to be presented to shareholders for election at the annual meeting, to our Board of Directors, which makes the ultimate election or nomination determination, as applicable. The Nominating Committee may use a variety of methods to identify potential director candidates, such as recommendations by our directors, management, shareholders or third-party search firms (see “Can shareholders recommend or nominate directors?”
below). When a third party search firm is used, the Nominating Committee expects the search firm to present a diverse candidate pool pursuant to the Board’s diversity policy discussed below.
Does the Board consider diversity when identifying director nominees?
Yes. We have a written policy to endeavor to achieve a mix of Board members that represents a diversity of background and experience in areas that are relevant to our business. To implement this policy, the Nominating Committee considers each candidate’s individual qualifications in the context of how that candidate would relate to the Board as a whole and is intentional about including in the candidate pool persons with diverse attributes such as gender, race and age. The Committee periodically assesses this policy’s effectiveness as part of its annual self-evaluation. The matrix included below illustrates the diverse experience and composition of our Board.

Board of Directors Experience and Composition Matrix

	Bryant	Calbert	Fili-Krushel	McGuire	Rhodes	Sandler	Santana	Vasos	Total
Skills and Experience									
Retail Industry Experience	✓	✓		✓	✓	✓	✓	✓	7
Senior Leadership (C-Suite) Experience	✓	✓	✓	✓	✓	✓	✓	✓	8
Strategic Planning/M&A Experience	✓	✓	✓	✓	✓	✓			6
Other Public Board Service (current or former)	✓	✓	✓		✓	✓		✓	6
Financial Expertise or Experience	✓	✓			✓	✓			4
General Independence	✓	✓	✓	✓	✓	✓	✓		7
Global/International Experience (Sourcing or Operations)	✓	✓		✓	✓			✓	5
Branding/Marketing/Consumer Behavior Experience	✓		✓	✓		✓	✓	✓	6
Human Capital Experience			✓						1
E-commerce/Digital/Technology Experience			✓			✓	✓		3
Risk Management Experience	✓	✓	✓	✓	✓		✓	✓	7
Diverse Composition									
Racially Diverse						✓	✓		2
Female			✓			✓			2
Born Outside the U.S.				✓		✓			2

   2021 Proxy Statement5

PROPOSAL 1: Election of Directors

How are nominees evaluated; what are the threshold qualifications?
The Nominating Committee is charged with recommending to our Board of Directors only those candidates that it believes are qualified to serve as Board members consistent with the director selection criteria established by the Board and who have not reached the age of 76, unless the Board has approved an exception to this limit on a case by case basis. If a waiver is granted, it will be reviewed annually.
The Nominating Committee assesses a candidate’s independence, background, experience, and time commitments, as well as our Board’s skill needs. With respect to incumbent directors, the Committee also assesses the meeting attendance record and suitability for continued service. The Committee determines whether each nominee is in a position to devote adequate time to the effective performance of director duties and possesses the following threshold characteristics: integrity and accountability, informed judgment, financial literacy, a cooperative approach, a record of achievement, loyalty, and the ability to consult with and advise management. The Committee recommends candidates, including those submitted by shareholders, only if it believes a candidate’s knowledge, experience and expertise would strengthen the Board and that the candidate is committed to representing our shareholders’ long-term interests.
Who are the nominees this year?
All nominees for election as directors at the annual meeting, consisting of the 8 incumbent directors who were elected at the 2020 annual meeting of shareholders, were nominated by the Board of Directors for election by shareholders at the annual meeting upon the recommendation of the Nominating Committee. Our Board believes that each of the nominees can devote an adequate amount of time to the effective performance of director duties and possesses all of the threshold qualifications identified above.
If elected, each nominee would hold office until the 2022 annual meeting of shareholders and until his or her successor is elected and qualified, subject to any earlier resignation or removal.
The following lists the nominees, their ages at the date of this proxy statement and the calendar year in which they first became a director, along with their biographies and the experience, qualifications, attributes or skills that led the Board to conclude that each nominee should serve as a director of Dollar General.

WARREN F. BRYANT Age: 75 Director Since: 2009
Biography:
Mr. Bryant served as the President and Chief Executive Officer of Longs Drug Stores Corporation from 2002 through 2008 and as its Chairman of the Board from 2003 through his retirement in 2008. Prior to joining Longs Drug Stores, he served as a Senior Vice President of The Kroger Co. from 1999 to 2002. Mr. Bryant has served as a director of Loblaw Companies Limited since May 2013 and served as a director of OfficeMax Incorporated from 2004 to 2013 and Office Depot, Inc. from November 2013 to July 2017.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. Bryant has over 40 years of retail experience, including experience in marketing, merchandising, operations, and finance. His substantial experience in leadership and policy-making roles at other retail companies, together with his current and former experience as a board member for other retailers, provides him with an extensive understanding of our industry, as well as with valuable executive management skills, global, strategic planning, and risk management experience, and the ability to effectively advise our CEO.

62021 Proxy Statement

PROPOSAL 1: Election of Directors

MICHAEL M. CALBERT Age: 58 Director Since: 2007
Biography:
Mr. Calbert has served as our Chairman of the Board since January 2016. He joined the private equity firm KKR & Co. L.P. in January 2000 and was directly involved with several KKR portfolio companies until his retirement in January 2014, after which he served as a consultant to KKR until June 2015. Mr. Calbert led KKR’s Retail industry team prior to his retirement. He also served as the Chief Financial Officer of Randall’s Food Markets from 1997 until it was sold in September 1999 and worked as a certified public accountant and consultant with Arthur Andersen Worldwide from 1985 to 1994, where his primary focus was the retail and consumer industry. Mr. Calbert has served as a director of Executive Network Partnering Corporation since September 2020 and AutoZone, Inc. since May 2019. He previously served as our Chairman of the Board from July 2007 until December 2008 and as our lead director from March 2013 until his re-appointment as our Chairman of the Board in January 2016.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. Calbert has considerable experience in managing private equity portfolio companies and is experienced with corporate finance and strategic business planning activities. As the former head of KKR’s global retail industry team, Mr. Calbert has a strong background and extensive experience in advising and managing companies in the retail industry, including evaluating business strategies and operations, financial plans and structures, risk, and management teams. His former service on various private company boards in the retail industry, as well as his current service on the board of another public retail company, further strengthens his knowledge and experience within our industry. Mr. Calbert also has a significant financial and accounting background evidenced by his prior experience as the chief financial officer of a retail company and his 10 years of practice as a certified public accountant.

PATRICIA D. FILI-KRUSHEL Age: 67 Director Since: 2012
Biography:
Ms. Fili-Krushel has served as Chairperson of the Board of Coqual, a non-profit think tank that focuses on global talent strategies, since February 2021. Prior thereto, she served as Coqual’s Chief Executive Officer from September 2018 until January 2021. She previously was Executive Vice President (April 2015 to November 2015) of NBCUniversal, serving as a strategist and key advisor to the CEO; Chairman of NBCUniversal News Group (July 2012 to April 2015); and Executive Vice President of NBCUniversal (January 2011 to July 2012) overseeing the operations and technical services, business strategy, human resources and legal functions. She was Executive Vice President of Administration at Time Warner Inc. (July 2001 to December 2010) overseeing philanthropy, corporate social responsibility, human resources, worldwide recruitment, employee development and growth, compensation and benefits, and security; Chief Executive Officer of WebMD Health Corp. (April 2000 to July 2001); and President of ABC Television Network (July 1998 to April 2000). Ms. Fili-Krushel has served as a director of Chipotle Mexican Grill, Inc. since March 2019.

Specific Experience, Qualifications, Attributes, and Skills:
Ms. Fili-Krushel’s background increases the breadth of experience of our Board as a result of her extensive executive experience overseeing the business strategy, philanthropy, corporate social responsibility, human resources, recruitment, employee growth and development, compensation and benefits, and legal functions, along with associated risks, at large public companies in the media industry. She also brings valuable oversight experience in diversity-related workplace matters from her positions at Coqual, as well as digital and e-commerce experience gained while serving as CEO of WebMD Health Corp. In addition, her understanding of consumer behavior based on her knowledge of viewership patterns and preferences provides a different perspective to our Board in understanding our customer base, and her other public company board experience brings additional perspective to our Board.

   2021 Proxy Statement7

PROPOSAL 1: Election of Directors

TIMOTHY I. MCGUIRE Age: 60 Director Since: 2018
Biography:
Mr. McGuire has served as Chief Executive Officer of Mobile Service Center Canada, Ltd. (d/b/a Mobile Klinik and, since July 2020, a business division of TELUS Corporation), a chain of professional smartphone repair stores, since October 2018 and as its Chairman of the Board (June 2017 to October 2018) and director (March 2017 to July 2020). He retired from McKinsey & Company, a worldwide management consulting firm, in August 2017 after serving as a leader of its global retail and consumer practice for almost 28 years, including leading the Americas retail practice for five years. While at McKinsey, Mr. McGuire led consulting efforts with major retail, telecommunications, consumer service, and marketing organizations in Canada, the United States, Latin America, Europe, and Australia. He also co-founded McKinsey Analytics, a global group of consultants bringing advanced analytics capabilities to clients to help make better business decisions. Mr. McGuire also held various positions with Procter & Gamble (1983 to 1989), including Marketing Director for the Canadian Food & Beverage division.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. McGuire brings over 30 years of valuable retail experience to our company, recently as Chief Executive Officer of Mobile Klinik and having served as a leader of McKinsey’s global retail and consumer practice for almost 28 years. He has expertise in strategy, new store/concept development, marketing and sales, operations, international expansion, big data and advanced analytics, as well as risk management experience. In addition, Mr. McGuire’s focus while at McKinsey on use of advanced analytics in retail, developing and implementing growth strategies for consumer services, food, general-merchandise and multi-channel retailers, developing new retail formats, the application of lean operations techniques, the redesign of merchandise flows, supply-chain optimization efforts, and the redesign of purchasing and supplier-management approaches, brings extensive relevant perspectives to our Board as it seeks to consult and advise our CEO and to shape our corporate strategy.

WILLIAM C. RHODES, III Age: 55 Director Since: 2009
Biography:
Mr. Rhodes was named Chairman of AutoZone, Inc., a specialty retailer and distributor of automotive replacement parts and accessories, in June 2007 and has served as its President and Chief Executive Officer and a director since 2005. He also previously held various other key management positions with AutoZone since joining the company in 1994. Prior to 1994, Mr. Rhodes was a manager with Ernst & Young LLP.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. Rhodes has over 25 years of experience in the retail industry, including extensive experience in operations, supply chain, and finance, among other areas. This background serves as a strong foundation for offering invaluable perspective and expertise to our CEO and our Board. In addition, his experience as a board chairman and chief executive officer of a public retail company provides leadership, consensus-building, strategic planning, and budgeting skills, as well as international experience and an extensive understanding of both short- and long-term issues confronting the retail industry. Mr. Rhodes also has a strong financial background, and our Board has determined that he qualifies as an audit committee financial expert.

82021 Proxy Statement

PROPOSAL 1: Election of Directors

DEBRA A. SANDLER Age: 61 Director Since: 2020
Biography:
Ms. Sandler has served as President and Chief Executive Officer of La Grenade Group, LLC, a marketing consultancy that serves packaged goods companies operating in the health and wellness space, since September 2015. She also has served as Chief Executive Officer of Mavis Foods, LLC, a startup she founded that makes and sells Caribbean sauces and marinades, since April 2018. Ms. Sandler previously served seven years with Mars, Inc., including Chief Health and Wellbeing Officer (July 2014 to July 2015); President, Chocolate North America (April 2012 to July 2014); and Chief Consumer Officer, Chocolate (November 2009 to March 2012). She also held senior leadership positions with Johnson & Johnson from 1999 to 2009, where her last position was Worldwide President for McNeil Nutritionals LLC, a fully integrated business unit within the Johnson & Johnson Consumer Group of Companies. She began her career in 1985 with PepsiCo, Inc., where she served for 13 years in a variety of marketing positions of increasing responsibility. Ms. Sandler has served as a director of Keurig Dr Pepper Inc. since March 2021, Archer Daniels Midland Company since May 2016 and Gannett Co., Inc. since June 2015.

Specific Experience, Qualifications, Attributes, and Skills:
Ms. Sandler has strong marketing and operating experience and a proven record of creating, building, enhancing, and leading well-known consumer brands as a result of the leadership positions she has held with Mars, Johnson & Johnson, and PepsiCo. These positions have required an extensive understanding of consumer behavior and the evolving retail environment. In addition, her launch of Mavis Foods has provided her with valuable e-commerce and strategic planning experience, and her other public company board experience brings additional perspective to our Board.

RALPH E. SANTANA Age: 53 Director Since: 2018
Biography:
Mr. Santana has served as Executive Vice President and Chief Marketing Officer of Harman International Industries, a wholly-owned subsidiary of Samsung Electronics Co., Ltd., since April 2013, with responsibility for Harman’s worldwide marketing strategy and global design group. Mr. Santana previously served as Senior Vice President and Chief Marketing Officer of Samsung Electronics North America (June 2010 to September 2012), where he was responsible for launching Samsung’s U.S. e-commerce business. He also served 16 years at PepsiCo, Inc. (June 1994 to May 2010) in multiple international and domestic leadership roles in marketing, including Vice President of Marketing, North American Beverages, Pepsi-Cola, and held positions with its Frito-Lay’s international and North America operations. Mr. Santana began his career at Beverage Marketing Corporation (July 1989 to June 1992) where he served as a beverage industry consultant designing market entry and expansion strategies.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. Santana has over 25 years of marketing experience spanning multiple technology and food and beverage consumer packaged goods categories. His deep understanding of digital marketing and retail shopper marketing, particularly in the area of consumer packaged goods, and his extensive experience in shaping multi-cultural strategy, executing marketing programs, and making brands culturally relevant further enhances our Board’s ability to provide oversight and thoughtful counsel to management in these important and evolving areas of our business. His executive position also provides risk management experience.

   2021 Proxy Statement9

PROPOSAL 1: Election of Directors

TODD J. VASOS Age: 59 Director Since: 2015
Biography:
Mr. Vasos has served as Chief Executive Officer and a member of our Board since June 2015. He joined Dollar General in December 2008 as Executive Vice President, Division President and Chief Merchandising Officer and was promoted to Chief Operating Officer in November 2013. Prior to joining Dollar General, Mr. Vasos served in executive positions with Longs Drug Stores Corporation for seven years, including Executive Vice President and Chief Operating Officer (February 2008 to November 2008) and Senior Vice President and Chief Merchandising Officer (2001 to 2008), where he was responsible for all pharmacy and front-end marketing, merchandising, procurement, supply chain, advertising, store development, store layout and space allocation, and the operation of three distribution centers. He also previously served in leadership positions at Phar-Mor Food and Drug Inc. and Eckerd Corporation. Mr. Vasos has served as a director of KeyCorp since July 2020.

Specific Experience, Qualifications, Attributes, and Skills:
Mr. Vasos has extensive retail experience, including over 10 years with Dollar General. He has a thorough understanding of all key areas of our business, which is further bolstered by his former experience overseeing the merchandising, operations, marketing, advertising, global procurement, supply chain, store development, store layout and space allocation functions of other retail companies. In addition, Mr. Vasos’s service in leadership and policy-making positions in the retail business has provided him with the necessary leadership skills to effectively guide and oversee the direction of Dollar General and with the consensus-building skills required to lead our management team, and his other public company board experience brings additional perspective to his leadership of Dollar General.

Can shareholders recommend or nominate directors?
Yes. Shareholders may recommend candidates to our Nominating Committee by providing the same information within the same deadlines required for nominating candidates pursuant to the advance notice provisions in our Bylaws. Our Nominating Committee is required to consider such candidates and to apply the same evaluation criteria to them as it applies to other director candidates. Shareholders also can go a step further and nominate directors for election by shareholders by following the advance notice procedures in our Bylaws.
Whether recommending a candidate for our Nominating Committee’s consideration or nominating a director for election by shareholders, you must submit a written notice for receipt by our Corporate Secretary at the address and within the deadlines disclosed under “Shareholder Proposals for 2022 Annual Meeting.” The notice must contain all information required by our Bylaws about the shareholder proposing the nominee and about the nominee.
We also have a “proxy access” provision in our Bylaws which allows eligible shareholders to nominate candidates for election to our Board and include such candidates in our proxy statement and ballot subject to the terms, conditions, procedures and deadlines set forth in Article I, Section 12 of our Bylaws. Our proxy access bylaw provides that holders of at least 3% of our outstanding shares, held by up to 20 shareholders, holding the shares continuously for at least 3 years, can nominate up to 20% of our Board for election at an annual shareholders’ meeting.
For more specific information regarding these deadlines in respect of the 2022 annual meeting of shareholders, see “Shareholder Proposals for 2022 Annual Meeting” below. You should consult our Bylaws, posted on the “Corporate Governance” section of our website located at https://investor.dollargeneral.com, for more detailed information regarding the processes summarized above. No shareholder nominees have been submitted for this year’s annual meeting.
What if a nominee is unwilling or unable to serve?
That is not expected to occur. If it does, the persons designated as proxies on the proxy card are authorized to vote your proxy for a substitute designated by our Board of Directors or the Board of Directors may reduce the size of the Board.
Are there any family relationships between any of the directors, executive officers or nominees?
There are no family relationships between any of our directors, executive officers or nominees.

The Board of Directors unanimously recommends that shareholders vote FOR the election of each of the 8 nominees named in this proposal.

102021 Proxy Statement

CORPORATE GOVERNANCE
What governance practices are in place to promote effective independent Board leadership?
Our Board of Directors has adopted a number of governance practices to promote effective independent Board leadership, such as:

Independent Board Chairman
Mr. Calbert, an independent director, serves as our Chairman of the Board. In this role, Mr. Calbert serves as a liaison between the Board and our CEO, approves Board meeting agendas, facilitates communication of annual evaluation feedback to the Board and to individual directors as further discussed below, and participates with the Compensation Committee in the annual CEO performance evaluation. This decision allows our CEO to focus his time and energy on managing our business, while our Chairman devotes his time and attention to matters of Board oversight and governance. The Board, however, recognizes that no single leadership model is right for all companies and at all times, and the Board will review its leadership structure as appropriate to ensure it continues to be in the best interests of Dollar General and our shareholders.

Annual Evaluations and Board Succession Planning
The Board, each standing committee, and each individual non-employee director are evaluated annually using written questionnaires and a process approved by the Nominating Committee. Mr. Calbert, as Chairman of both the Board and the Nominating Committee, discusses the results of the individual evaluations, as well as succession considerations, with each director. The Board and each committee review and discuss the results of the Board and applicable committee evaluations, all with the goal of enhancing effective Board leadership, effectiveness and oversight. These evaluations and discussions also help inform director re-nomination decisions.

Regularly Scheduled Independent Director Sessions
Opportunity is available at each regularly scheduled Board meeting for executive sessions of the non-management directors (all of whom are currently independent). Mr. Calbert, as Chairman, presides over all executive sessions of the non-management and the independent directors.

Shareholder Engagement
To build and maintain relationships with shareholders and to ensure their perspectives are understood and considered by the Board, we conduct year-round outreach through our senior management, investor relations and legal teams. In 2020, we also continued to engage in focused shareholder engagement efforts regarding environmental, social and governance (“ESG”) matters, inviting shareholders representing more than 58% of our outstanding shares to discuss their perspectives on these matters. We ultimately held conversations with investors comprising 52% of shares outstanding. As Chairman of both the Board and the Nominating Committee, Mr. Calbert led the engagement with shareholders representing over 25% of shares outstanding. Topics discussed during these meetings generally centered on our COVID-19 response; ESG oversight, management and disclosure; our executive compensation program structure; the Board refreshment and evaluation process; and our overall governance profile. Feedback from these meetings was shared with the Board to inform future decisions pertaining to these matters and helped inform the Board’s decision to recommend the Charter amendment described in Proposal 5 to implement a shareholder special meeting right.

Annual CEO Performance Evaluations
The CEO is annually evaluated under the leadership of the Compensation Committee and the Chairman of the Board. All independent directors are invited to provide input into this discussion.

   2021 Proxy Statement11

CORPORATE GOVERNANCE

What is the Board’s role in risk oversight?
Our Board of Directors and its three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee, have an important role in our risk oversight process. The entire Board is regularly informed about risks through the committee reporting process, as well as through special reports and updates from management and advisors. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. The Board believes this division of risk management responsibilities effectively addresses the material risks facing Dollar General. The Board further believes that our leadership structure, described above, supports the risk oversight function of the Board as it allows our independent directors, through independent Board committees and executive sessions of independent directors, to exercise effective oversight of management’s actions in identifying risks and implementing effective risk management policies and controls.
Strategic Planning Risk Oversight. Our company’s strategy is firmly rooted in our long-standing mission of Serving Others, as we consistently strive to improve our performance while retaining our customer-centric focus. The Board actively oversees our corporate strategy and related risks through both annual strategic planning meetings and discussions and reports on the status of and risks to our strategic initiatives, including those arising from COVID-19, at quarterly meetings.
Enterprise Risk Oversight. We identify and manage our key risks using our enterprise risk management program. This framework evaluates significant internal and external business, financial, legal, reputational and other risks, identifies mitigation strategies, and assesses any residual risk. The program employs interviews with various levels of management and our Board and reviews of strategic initiatives, recent or potential legislative or regulatory changes, certain internal metrics and other information. The Audit Committee oversees our enterprise risk management program, reviewing enterprise risk evaluation results at least annually and high residual risk categories, along with their mitigation strategies, quarterly. In addition, as part of its regular review of progress versus the strategic plan, our Board reviews related material risks as appropriate. Our General Counsel also periodically provides information to the Board regarding our insurance coverage and programs as well as litigation and other legal risks.
Cybersecurity Risk Oversight. In addition to consideration as part of the enterprise risk management program, cybersecurity risk is further evaluated through various internal and external audits and assessments designed to validate the effectiveness of our controls for managing the security of our information assets. Management develops action plans to address select identified opportunities for improvement, and the Audit Committee quarterly reviews reports and metrics pertaining to cybersecurity risks and mitigation efforts with our Chief Information Officer and our Chief Information Security Officer.
Human Capital Management Oversight. Our Board of Directors and the Compensation Committee oversee aspects of our human capital management. Our Board annually discusses management succession planning with the Chief Executive Officer and the Chief People Officer, reviews significant employee-related litigation and legal matters at least quarterly with our General Counsel, and periodically discusses our diversity and inclusion initiatives with our Vice President of Diversity and Inclusion. Our Board also has regularly reviewed our COVID-19 response with our Chief Executive Officer since March 2020. In addition, the Compensation Committee oversees our executive compensation program and the overall compensation philosophy and principles for the general employee population and reviews quarterly our diversity and inclusion efforts and results.
Governance, Corporate Social Responsibility and Sustainability Risk Oversight. The Nominating Committee has responsibility for general oversight of corporate governance, including oversight of our ESG-related shareholder outreach program and shareholder proposals. The Nominating Committee receives regular reports on ESG engagements with shareholders and viewpoints provided by shareholders and reviews detailed information regarding corporate governance trends and practices, all of which informs recommendations to the Board. Some recent examples of changes recommended by the Nominating Committee as a result of these reviews include the implementation of proxy access in 2017, the removal of the supermajority voting provisions from our Charter and Bylaws in 2020 and the Company-sponsored proposal (Proposal 5) to implement the right of shareholders holding in the aggregate at least 25% of our common stock to request special meetings. The Nominating Committee also was recently delegated oversight responsibility for significant corporate social responsibility and sustainability matters, except to the extent that a matter is overseen by the full Board or a separate committee.

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CORPORATE GOVERNANCE

What other functions are performed by the Board’s Committees?
The functions of the Board’s three standing committees are described in applicable Board-adopted written charters available on the “Corporate Governance” section of our website located at https://investor.dollargeneral.com and are summarized below along with each committee’s current membership. In addition to the functions outlined below, each committee performs an annual self-evaluation, periodically reviews and reassesses its charter, evaluates and makes recommendations concerning shareholder proposals that are within the committee’s expertise, and performs the risk oversight roles outlined above.

Name of Committee & Members	Committee Functions
AUDIT: Mr. Rhodes, Chairperson Mr. Bryant Ms. Sandler
•
Selects the independent auditor and periodically considers the advisability of audit firm rotation

•
Annually evaluates the independent auditor’s qualifications, performance and independence, as well as the lead audit partner and reviews the annual report on the independent auditor’s internal quality control procedures and any material issues raised by its most recent review of internal quality controls

•
Pre-approves audit engagement fees and terms and all permitted non-audit services and fees, and discusses the audit scope and any audit problems or difficulties

•
Sets policies regarding the hiring of current and former employees of the independent auditor

•
Discusses the annual audited and quarterly unaudited financial statements with management and the independent auditor

•
Reviews CEO/CFO disclosures regarding any significant deficiencies or material weaknesses in our internal control over financial reporting, and establishes procedures for receipt, retention and treatment of complaints regarding accounting or internal controls

•
Discusses the types of information to be disclosed in earnings press releases and provided to analysts and rating agencies

•
Oversees our enterprise risk management program, including reports and metrics pertaining to cybersecurity risks

•
Reviews internal audit activities, projects and budget

•
Discusses with our general counsel legal matters having an impact on financial statements

•
Furnishes the committee report required in our proxy statement

   2021 Proxy Statement13

CORPORATE GOVERNANCE

Name of Committee & Members	Committee Functions
COMPENSATION: Ms. Fili-Krushel, Chairperson Mr. Bryant Mr. McGuire
•
Reviews and approves corporate goals and objectives relevant to CEO compensation

•
Determines executive officer compensation (with an opportunity for the independent directors to ratify CEO compensation) and recommends Board compensation for Board approval

•
Oversees overall compensation philosophy and principles for the general employee population

•
Establishes short-term and long-term incentive compensation programs for senior officers and approves all equity awards

•
Oversees share ownership guidelines and holding requirements for Board members and senior officers

•
Oversees the performance evaluation process for senior officers

•
Reviews and discusses disclosure regarding executive compensation, including Compensation Discussion and Analysis and compensation tables (in addition to preparing the report on executive compensation for our proxy statement)

•
Selects and determines fees and scope of work of its compensation consultant

•
Oversees and evaluates the independence of its compensation consultant and other advisors

•
Oversees diversity and inclusion efforts and results

NOMINATING AND GOVERNANCE: Mr. Calbert, Chairperson Ms. Fili-Krushel Ms. Sandler Mr. Santana
•
Develops and recommends criteria for selecting new directors

•
Screens and recommends to our Board individuals qualified to serve on our Board

•
Recommends Board committee structure and membership

•
Recommends persons to fill Board and committee vacancies

•
Develops and recommends Corporate Governance Guidelines and corporate governance practices and oversees corporate governance issues, including the ESG-related shareholder engagement program

•
Oversees the process governing annual Board, committee and director evaluations

•
Oversees significant corporate social responsibility and sustainability matters

• Evaluates ESG-related shareholder proposals unless within the subject matter jurisdiction or expertise of another independent Board committee
Does an audit committee financial expert serve on the Audit Committee?
Yes. Our Board has determined that Mr. Rhodes is an audit committee financial expert who is independent as defined in NYSE listing standards and in our Corporate Governance Guidelines.
How often did the Board and its committees meet in 2020?
During 2020, our Board, Audit Committee, Compensation Committee and Nominating Committee met 5, 5, 6 and 3 times, respectively. Each incumbent director attended at least 75% of the total of all meetings of the Board and committees on which he or she served which were held during the period for which he or she was a director and a member of each applicable committee.
What is Dollar General’s policy regarding Board member attendance at the annual meeting?
Our Board of Directors has adopted a policy that all directors should attend annual shareholders’ meetings unless attendance is not feasible due to unavoidable circumstances. The 2020 annual shareholders’ meeting was held virtually as a result of precautions related to the COVID-19 pandemic. All persons serving as Board members at the time of the 2020 annual shareholders’ meeting attended the meeting virtually.

142021 Proxy Statement

CORPORATE GOVERNANCE

Does Dollar General have a management succession plan?
Yes. Our Board of Directors ensures that a formalized process governs long-term management development and succession and formally reviews our succession plan for officers, as well as other notable talent, at least annually. Our comprehensive program encompasses not only our CEO and other executive officers but all employees through the front-line supervisory level. The program focuses on key succession elements, including identification of potential successors for positions where internal succession is appropriate, assessment of each potential successor’s level of readiness, diversity considerations, and preparation of individual growth and development plans. Our long-term business strategy is also considered with respect to CEO succession planning. In addition, we maintain and review with the Board periodically a confidential procedure for the timely and efficient transfer of the CEO’s responsibilities in the event of an emergency or his sudden incapacitation or departure.
Are there share ownership guidelines and holding requirements for Board members and senior officers?
Yes. Details of our share ownership guidelines and holding requirements for Board members and senior officers are included in our Corporate Governance Guidelines. See “Compensation Discussion and Analysis—Share Ownership Guidelines and Holding
Requirements” and “Director Compensation” for more information on these guidelines and holding requirements. The Compensation Committee establishes the related administrative details.
How can I communicate with the Board of Directors?
We describe our Board-approved process for security holders and other interested parties to contact the entire Board, a particular director, or the non-management directors or independent directors as a group on the “Corporate Governance” section of our website located at https://investor.dollargeneral.com.
Where can I find more information about Dollar General’s governance practices?
Our governance-related information is posted on https://investor.dollargeneral.com under “Corporate Governance,” including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, the charter of each of the Audit Committee, the Compensation Committee and the Nominating Committee, and the name(s) of the person(s) chosen to lead the executive sessions of the non-management directors and, if different, of the independent directors. This information is available in print to any shareholder who sends a written request to: Investor Relations, Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee 37072.

   2021 Proxy Statement15

DIRECTOR COMPENSATION
Our director compensation program is designed to fairly pay directors for their time and efforts and to align their interests with the long-term interests of our shareholders. The Compensation Committee reviews at least once every two years the form and amount of director compensation in light of these goals and makes related recommendations to the Board of Directors. The Committee considers peer group market data as the primary market reference point, survey data of general industry companies with revenues in excess of  $10 billion for a general understanding of compensation practices in the broader market context, and directional recommendations, all as presented by its independent compensation consultant, Pearl Meyer. More information about our peer group and the Pearl Meyer engagement can be found under “Use of Market Data” and “Use of Outside Advisors,” respectively, in “Compensation Discussion and Analysis.”
Management serves in an administrative and support role for the Compensation Committee and Pearl Meyer, conducting research, compiling data, providing necessary Company-specific information, or otherwise assisting as requested. The Committee also may seek management’s viewpoint on Pearl Meyer’s analysis and recommendations.
The following table and text summarize the compensation earned by or paid to each person who served as a non-employee member of our Board of Directors during all or part of 2020. Mr. Vasos, whose executive compensation is discussed under “Executive Compensation” below, was not separately compensated for his service on the Board. We have omitted the columns pertaining to “Non-Equity Incentive Plan Compensation” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” because they are inapplicable.
Fiscal 2020 Director Compensation
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Warren F. Bryant	95,000	178,027	—	1,471	274,498
Michael M. Calbert	112,500	377,216	—	3,330	493,046
Sandra B. Cochran	22,706	—	—	222,784	245,490
Patricia D. Fili-Krushel	115,000	178,027	—	1,471	294,498
Timothy I. McGuire	95,000	178,027	—	1,471	274,498
William C. Rhodes, III	120,000	178,027	—	1,471	299,498
Debra A. Sandler	79,341	178,027	—	1,029	258,397
Ralph E. Santana	95,000	178,027	—	1,471	274,498

(1)
Ms. Sandler joined our Board on April 1, 2020. Ms. Cochran served on our Board through April 27, 2020.

(2)
In addition to the annual Board retainer, Messrs. Calbert and Rhodes and Ms. Fili-Krushel earned annual retainers for service as committee chairpersons during fiscal 2020.

(3)
Represents the grant date fair value of restricted stock units (“RSUs”) awarded to Mr. Calbert on February 3, 2020 ($199,189) for his annual Chairman of the Board retainer, as well as to each director (including Mr. Calbert) other than Ms. Cochran on May 27, 2020 ($178,027), in each case computed in accordance with FASB ASC Topic 718. Information regarding assumptions made in the valuation of these awards is included in Note [9] of the annual consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 29, 2021, filed with the SEC on March [•], 2021 (our “2020 Form 10-K”). As of January 29, 2021, each of the persons listed in the table above had the following total unvested RSUs outstanding (including additional unvested RSUs credited as a result of dividend equivalents earned with respect to such RSUs): each of Messrs. Bryant, McGuire, Rhodes and Santana and Mss. Fili-Krushel and Sandler (956); Mr. Calbert (2,252); and Ms. Cochran (0).

(4)
The Board eliminated the use of stock option awards as part of director compensation beginning in fiscal 2015. As of January 29, 2021, each of the persons listed in the table above had the following total unexercised stock options outstanding (whether or not then exercisable): each of Messrs. Bryant, Calbert and Rhodes (13,013); Ms. Fili-Krushel (12,892); and each of Messrs. McGuire and Santana and Mss. Cochran and Sandler (0).

(5)
Represents the dollar value of dividend equivalents paid, accumulated or credited on unvested RSUs and, for Ms. Cochran: (a) $220,984, which is the fair market value of RSUs and associated accumulated dividend equivalents that experienced accelerated vesting upon Ms. Cochran's resignation from our Board, as determined based on the closing stock price on the vesting acceleration date, plus the cash received for fractional shares in connection with the payment of such RSUs and associated dividend equivalents, and (b) cash reimbursement of  $1,800 to offset the estimated federal income tax obligation on a retirement gift. Perquisites and personal benefits, if any, totaled less than $10,000 per director and therefore are not included in the table.

162021 Proxy Statement

DIRECTOR COMPENSATION

Each non-employee director receives payment (prorated as applicable) for a fiscal year in quarterly installments of the following cash compensation, as applicable, along with an annual award of RSUs, payable in shares of our common stock, having the estimated value listed below:
Fiscal Year	Board Retainer ($)	Audit Committee Chairperson Retainer ($)	Compensation Committee Chairperson Retainer ($)	Nominating Committee Chairperson Retainer ($)	Estimated Value of Equity Award ($)
2020	95,000	25,000	20,000	17,500	165,000
The RSUs are awarded under our Amended and Restated 2007 Stock Incentive Plan (our “2007 Stock Incentive Plan”) or, for awards made on or after the effective date of our 2021 Stock Incentive Plan if approved by shareholders at the annual meeting, under our 2021 Stock Incentive Plan. The RSUs are awarded annually to each non-employee director who is elected or re-elected at the annual shareholders’ meeting and to any new director appointed thereafter but before February 1 of a given year. The RSUs are scheduled to vest on the first anniversary of the grant date subject to certain accelerated vesting conditions. Directors generally may defer receipt of shares underlying the RSUs.
In addition to the fees outlined above, the Chairman of the Board receives an annual retainer delivered in the form of RSUs, payable in shares of our common stock and scheduled to vest on the first anniversary of the grant date, subject to certain accelerated vesting conditions, having an estimated value of  $200,000. The RSUs are awarded under our 2007 Stock Incentive Plan or, for awards made on or after the effective date of our 2021 Stock Incentive Plan, under our 2021 Stock Incentive Plan.
The forms and amounts of director compensation as outlined above were recommended by the Compensation Committee and approved by the Board after taking into account market data, recommendations of the Committee’s compensation consultant, Pearl Meyer, and, for the additional equity award to the Chairman of the Board, his further responsibilities to the Company.
Up to 100% of cash fees earned for Board services in a fiscal year generally may be deferred under the Non-Employee Director Deferred Compensation Plan.
Benefits are payable upon separation from service in the form, as elected by the director at the time of deferral, of a lump sum distribution or monthly payments for 5, 10 or 15 years. Participating directors can direct the hypothetical investment of deferred fees into funds identical to those offered in our 401(k) Plan and will be credited with the deemed investment gains and losses. The amount of the benefit will vary depending on the fees the director has deferred and the deemed investment gains and losses. Benefits upon death are payable to the director’s named beneficiary in a lump sum. In the event of a director’s disability (as defined in the Non-Employee Director Deferred Compensation Plan), the unpaid benefit will be paid in a lump sum. Participant deferrals are not contributed to a trust, and all benefits are paid from Dollar General’s general assets.
Our non-employee directors are subject to share ownership guidelines, expressed as a multiple of the annual cash retainer payable for service on our Board, and holding requirements. The current ownership guideline is 5 times and should be acquired within 5 years of election to the Board. When the ownership guideline is increased, incumbent non-employee directors are allowed an additional year to acquire the incremental multiple. Each non-employee director is required to retain ownership of 100% of all net after-tax shares granted by Dollar General until reaching the share ownership target. As of January 29, 2021, each of our Board members was in compliance with our share ownership and holding requirement policy either because he or she met the guideline or was within the allotted grace period.

   2021 Proxy Statement17

DIRECTOR INDEPENDENCE
Is Dollar General subject to the NYSE governance rules regarding director independence?
Yes. A majority of our directors must satisfy the independence requirements set forth in the NYSE listing standards. All members of the Audit Committee, the Compensation Committee and the Nominating Committee also must be independent to comply with NYSE listing standards and, in the case of the Audit Committee, with SEC rules. The NYSE listing standards define specific relationships that disqualify directors from being independent and further require that the Board of Directors affirmatively determine that a director has no material relationship with Dollar General in order to be considered “independent.” The SEC’s rules and NYSE listing standards contain separate definitions of independence for members of audit committees and compensation committees, respectively.
How does the Board of Directors determine director independence?
Our Board of Directors determines the independence of each director and director nominee using guidelines it has adopted, which include all elements of independence in the NYSE listing standards and SEC rules as well as certain Board-adopted categorical independence standards. These guidelines are detailed within our Corporate Governance Guidelines posted on the “Corporate Governance” section of our website located at https://investor.dollargeneral.com.
The Board first considers whether any director or nominee has a relationship covered by the NYSE listing standards that would prohibit an independence finding for Board or committee purposes. The Board then analyzes any relationship of the remaining eligible directors and nominees with Dollar General or our management that falls outside the parameters of the Board’s separately adopted categorical independence standards to determine if that relationship is material. The Board may determine that a person who has a relationship outside such parameters is nonetheless independent because the relationship is not considered to be material. Any director who has a material relationship with Dollar General or its management is not considered to be independent. Absent special circumstances, the Board does not consider or analyze any relationship that management has determined falls within the parameters of the Board’s separately adopted categorical independence standards.
Are all of the directors and nominees independent?
Our CEO, Todd J. Vasos, is the only non-independent director. Our Board of Directors has affirmatively determined that each of Warren F. Bryant, Michael M. Calbert, Patricia D. Fili-Krushel, Timothy I. McGuire, William C. Rhodes, III, Debra A. Sandler and Ralph E. Santana, as well as former Board member Sandra B. Cochran who served for part of 2020, is independent under both the NYSE listing standards and our additional independence standards. Except as described below, any relationship between an independent director and Dollar General or our management fell within the Board-adopted categorical standards and, accordingly, was not reviewed or considered by the Board in making independence decisions. There is no person currently serving or who served in 2020 on the Audit Committee, the Compensation Committee or the Nominating Committee that does or did not meet, as applicable, the NYSE independence requirements for membership on those committees, our additional standards and, as to the Audit Committee, SEC rules.
In reaching the determination that Ms. Cochran is independent, the Board considered that her brother has been employed by Dollar General since 2009 and currently serves as Vice President of Government Affairs, a non-executive officer position, as described in more detail under “Transactions with Management and Others.” While still a member of our Board, Ms. Cochran did not serve on the Compensation Committee which approves decisions pertaining to Mr. Brophy’s compensation, and she did not participate in his performance evaluations. Mr. Brophy’s cash compensation and equity awards were approved by the Compensation Committee pursuant to our related-party transactions approval policy.

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TRANSACTIONS WITH MANAGEMENT AND OTHERS
Does the Board of Directors have a related-party transactions approval policy?
Yes. Our Board of Directors has adopted a written policy for the review, approval or ratification of  “related party” transactions. A “related party” for this purpose includes our directors, director nominees, executive officers and greater than 5% shareholders, and any of their immediate family members, and a “transaction” includes one in which (1) the total amount may exceed $120,000, (2) Dollar General is a participant and (3) a related party will have a direct or indirect material interest (other than as a director or a less than 10% owner of another entity, or both).
The policy requires prior Board approval for known related party transactions and Board review of any related party transactions that may have been entered into unknowingly without Board approval as surfaced in an annual internal search, in each case subject to the exceptions summarized below. The related party may not participate in approval of the transaction and must provide to the Board all material information concerning the transaction.
Each of our Chairman and our CEO may approve a related party transaction in which he is not involved if the total anticipated amount is less than $1 million and he informs the Board of the transaction. In addition, the transactions below are deemed pre-approved without Board review or approval:
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Transactions involving a total amount that does not exceed the greater of  $1 million or 2% of the entity’s annual consolidated revenues (total consolidated assets in the case of a lender) if no related party who is an individual participates in providing the services or goods to, or negotiations with, us on the entity’s behalf or receives special compensation or benefit as a result.

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Charitable contributions if the total amount does not exceed 2% of the recipient’s total annual receipts and no related party who is an individual participates in the grant decision or receives any special compensation or benefit as a result.

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Transactions where the interest arises solely from Dollar General share ownership and all shareholders receive the same benefit on a pro rata basis.

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Transactions where the rates or charges are determined by competitive bid or for services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority.

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Transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

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Compensatory transactions available on a nondiscriminatory basis to all salaried employees generally, ordinary course business travel expenses and reimbursements, or compensatory arrangements to directors, nominees, officers or other related parties that otherwise have been approved by the Board or an authorized committee.

What related-party transactions existed in 2020 or are planned for 2021?
Stephen Brophy, the brother of former director Ms. Cochran, has been employed by Dollar General since 2009 and currently serves as our Vice President of Government Affairs, a non-executive officer position. For 2020, Mr. Brophy earned from Dollar General total cash compensation (comprised of his base salary and bonus compensation) of approximately $520,000 and received an annual equity award consisting of 1,783 nonqualified stock options, 190 RSUs and 190 PSUs, in each case on terms consistent with annual equity awards received by Dollar General employees at Mr. Brophy’s job grade level and substantially similar to the forms of award agreements on file with the SEC. Such cash compensation and equity awards were approved by the Compensation Committee pursuant to our related-party transactions approval policy. Mr. Brophy also is eligible to participate in employee benefits plans and programs available to our other full-time employees.

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EXECUTIVE COMPENSATION
This section provides details of fiscal 2020 compensation for our named executive officers: Todd J. Vasos, Chief Executive Officer; John W. Garratt, Executive Vice President and Chief Financial Officer; Jeffery C. Owen, Chief Operating Officer; Rhonda M. Taylor, Executive Vice President and General Counsel; Carman R. Wenkoff, Executive Vice President and Chief Information Officer; and Jason S. Reiser, former Executive Vice President and Chief Merchandising Officer.
Compensation Discussion and Analysis
Overview
Our executive compensation program is designed to serve the long-term interests of our shareholders. To deliver superior shareholder returns, we believe it is critical to offer a competitive compensation package that will attract, retain, and motivate experienced executives with the requisite expertise. Our program is designed to balance the short-term and long-term components and thus incent achievement of our annual and long-term business strategies, to pay for performance, and to maintain our competitive position in the market in which we compete for executive talent.
Compensation Best Practices
We strive to align our executives’ interests with those of our shareholders and to follow sound corporate governance practices.
Compensation Practice	Dollar General Policy
Pay for performance
A significant portion of compensation, including our annual Teamshare cash bonus compensation and our equity incentive compensation, is linked to the financial performance of key metrics or stock price appreciation.

Robust share ownership guidelines and holding requirements	Our share ownership guidelines and holding requirements create further alignment with shareholders’ long-term interests. See “Share Ownership Guidelines and Holding Requirements.”
Clawback policy
Our annual PSU equity awards and the annual Teamshare cash bonus program allow for the clawback of performance-based incentive compensation paid or awarded to a named executive officer in the case of a material financial restatement of our consolidated financial statements resulting from fraud or intentional misconduct on the part of the executive officer.

No hedging or pledging Dollar General securities or holding Dollar General securities in margin accounts
Our policy prohibits executive officers and Board members (and certain of their family members, entities and trusts) from hedging against any decrease in the market value of Dollar General equity securities awarded by our company and held by them, and from pledging as collateral or holding in a margin account any securities issued by Dollar General. See “Hedging and Pledging Policies.”

No excise tax gross-ups and minimal income tax gross-ups	We do not provide tax gross-up payments to named executive officers other than on relocation-related items.
Double-trigger provisions	All unvested equity awards granted to named executive officers include a “double-trigger” vesting provision upon a change in control.
No repricing or cash buyout of underwater stock options without shareholder approval	Our equity incentive plan prohibits repricing underwater stock options, reducing the exercise price of stock options or replacing awards with cash or another award type, without shareholder approval.
Annual compensation risk assessment	At least annually, our Compensation Committee assesses the risk of our compensation program.

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Pay for Performance
Consistent with our philosophy, and as illustrated to the right, a significant portion of annualized total target compensation for our named executive officers in 2020 was variable/at-risk as a result of being either performance-based, linked to changes in our stock price, or both.
In addition, the following financial performance was achieved in accordance with our short-term and long-term incentive plans:
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Teamshare Bonus Program
In connection with our 2020 Teamshare bonus program, we achieved 2020 adjusted EBIT (as defined and calculated for purposes of the Teamshare bonus program) of  $3.630 billion, or 145.0% of the adjusted EBIT target, which being greater than the maximum achievement level of 120% allowed under the program, resulted in a 2020 Teamshare payout to each named executive officer employed on the payment date at the maximum level of 300.0% of his or her target Teamshare bonus percentage opportunity (see “Short-Term Cash Incentive Plan”).

•
Performance Share Units
The portion of the awards granted in March 2020 subject to 2020 adjusted EBITDA performance was earned at a maximum of 300.0% of target, based on achieving adjusted EBITDA of  $4.199 billion, or 136.7% of the adjusted EBITDA target (which is greater than the maximum achievement level of 120%), and the portion of the awards granted in March 2018 subject to 2018-2020 adjusted ROIC performance was earned at the maximum of 300.0% of target based on achieving adjusted ROIC of 21.78%, or 112.8% of the adjusted ROIC three-year 2018-2020 target (which is greater than the maximum achievement level of 105.2%), in each case as defined and calculated in the PSU award agreements (see “Long-Term Equity Incentive Program”).

Shareholder Response
The most recent shareholder advisory vote on our named executive officer compensation was held on May 27, 2020. Excluding abstentions and broker non-votes, 92.5% of total votes were cast in support of the program. Because we view this outcome as very supportive of our compensation policies and practices, we do not believe the vote requires consideration of changes to the program. Nonetheless, because market practices and our business needs continue to evolve, we continually evaluate our program, including shareholder feedback, and make changes when warranted.
At our annual meeting of shareholders held on May 31, 2017, our shareholders expressed a preference that advisory votes on executive compensation occur every year. Consistent with this preference, our Board implemented an annual advisory vote on executive compensation until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our 2023 annual meeting of shareholders.
Philosophy and Objectives
We strive to attract, retain, and motivate persons with superior ability, to reward outstanding performance, and to align the long-term interests of our named executive officers with those of our shareholders. The

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material compensation principles applicable to the compensation of our named executive officers are outlined below:
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In determining total compensation, we consider a reasonable range of the median of total compensation of comparable positions at companies within our peer group, while accounting for distinct circumstances not reflected in the market data such as unique job descriptions as well as our particular niche in the retail sector and the impact that a particular officer may have on our ability to meet business objectives. For competitive or other reasons, our levels of total compensation or any component of compensation may exceed or be below the median range of our peer group.

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We set base salaries to reflect the responsibilities, experience, performance, and contributions of the named executive officers and the salaries for comparable positions, while maintaining an appropriate balance between base salary and incentive compensation.

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We reward named executive officers who enhance our performance by linking cash and equity incentives to the achievement of our financial goals.

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We promote share ownership to align the interests of our named executive officers with those of our shareholders.

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In approving compensation arrangements, we consider recent compensation history, including special or unusual compensation payments.

Oversight and Process
Oversight
The Compensation Committee of our Board of Directors, or a subcommittee thereof if required for tax or other reasons, in each case consisting entirely of independent directors, determines and approves the compensation of our named executive officers. Throughout this “Compensation Discussion and Analysis,” the use of the term Compensation Committee (or Committee) means either the entire committee or a subcommittee thereof if required for tax or other reasons, as applicable. The independent members of our Board are provided the opportunity to ratify the Committee’s determinations pertaining to the level of CEO compensation.
Use of Outside Advisors
The Compensation Committee has selected Pearl Meyer to serve as its compensation consultant and has determined that Pearl Meyer is independent and that its work has not raised any conflicts of interest. When requested by the Committee, a Pearl Meyer representative attends Committee meetings and participates in private sessions with the Committee, and Committee members are free to consult directly with Pearl Meyer as desired.
The Committee (or its Chairperson) determines the scope of Pearl Meyer’s services and has approved a written agreement that details the terms under which Pearl Meyer will provide independent advice to the Committee. The approved scope of Pearl Meyer’s work generally includes the performance of analyses and provision of independent advice related to our executive and non-employee director compensation programs and related matters in support of the Committee’s decisions, and more specifically, includes performing preparation work associated with Committee meetings, providing advice in areas such as compensation philosophy, compensation risk assessment, peer group, incentive plan design, target versus realizable pay, executive compensation disclosure, emerging best practices and changes in the regulatory environment, and providing competitive market studies. Pearl Meyer, along with management, also prepares market data for consideration by the Committee in making decisions on items such as base salary, the Teamshare bonus program, and the long-term incentive program.
Management’s Role
Our executive management team prepares and recommends our annual financial plan to our Board of Directors for approval and establishes a 3-year financial plan. The financial performance targets used in our incentive compensation programs are the same as those in such financial plans and approved by our Compensation Committee. Our CEO and our Chief People Officer, as well as non-executive members of the human resources group, provide assistance to the Committee and Pearl Meyer regarding executive compensation matters, including conducting research, compiling data and/or making recommendations regarding compensation amount, compensation mix, incentive program structure alternatives, target versus realizable pay, and compensation-related governance practices, as well as providing information to and coordinating with Pearl Meyer as requested. Additionally, our General Counsel may provide legal advice to the Committee regarding executive compensation and related governance and legal matters and contractual arrangements from time to time. Although these recommendations may impact each of such officers’ compensation to the extent they participate in the plans and programs, none of such officers make recommendations to the Committee regarding their specific compensation. For the role of management in named executive officers’ performance evaluations, see “Use of Performance Evaluations” below. Although the Committee values and solicits management’s input, it retains and exercises sole

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authority to make decisions regarding named executive officer compensation.
Use of Performance Evaluations
Each member of the Board of Directors is asked to provide feedback to the Chairman of the Board regarding the CEO’s overall performance. The Chairman of the Board shares such information with the Compensation Committee. The Compensation Committee, together with the Chairman of the Board, assesses the performance of the CEO, and the CEO evaluates and reports to the Committee on the performance of each of the other named executive officers, in each case versus previously established goals. The Committee also has input into each named executive officer’s performance evaluation. These evaluations are subjective; no objective criteria or relative weighting is assigned to any individual goal or factor.
Performance ratings serve as an eligibility threshold for annual base salary increases and may directly impact the amount of such increases. The Committee starts with the percentage base salary increase that equals the overall budgeted increase for our U.S.-based employee population and approves differing merit increases to base salary based upon each named executive officer’s individual performance rating. The Committee then considers whether additional adjustments are necessary to reflect performance, responsibilities or qualifications; to bring pay within a reasonable range of the peer group; due to a change in role or duties; to achieve a better balance between base salary and incentive compensation; or for other reasons the Committee believes justify a variance from the merit increase.
Performance evaluation results have the potential to affect the amount of Teamshare bonus payout because the Committee is allowed to adjust payments upward or downward depending upon the named executive officer’s individual performance or other factors, although the Committee does not always exercise this right in each year.
An unsatisfactory performance rating will reduce the number of, or completely eliminate, stock options awarded to the named executive officer in the following year. In addition, individual performance and other factors, such as company and department performance, retention, and succession, are used as part of a subjective assessment to determine each named executive officer’s equity award value within a previously determined range of values.
Use of Market Data
The Compensation Committee approves, periodically reviews, and utilizes a peer group when making compensation decisions (see “Philosophy and
Objectives”). The peer group data typically is considered annually for base salary adjustments, target equity award values, Teamshare target bonus opportunities, and total target compensation, and periodically when considering structural changes to our executive compensation program.
Our peer group consists of companies selected according to their similarity to our operations, services, revenues, markets, availability of information, and any other information the Committee deems appropriate. Such companies are likely to have executive positions comparable in breadth, complexity and scope of responsibility to ours. The peer group used for 2020 compensation decisions, which was unchanged from the prior year’s peer group, consisted of:
Aramark AutoZone Best Buy CarMax Dollar Tree Genuine Parts	Kohl’s L Brands Lowe’s Ross Stores Starbucks	Sysco Target TJX Companies Tractor Supply Yum! Brands
Pearl Meyer provides peer group data annually for the CEO, to ensure that the Committee is aware of any significant movement in CEO compensation levels within the peer group, and biennially for each named executive officer position below CEO. In alternating years, the Committee uses the prior year data for non-CEO compensation decisions after applying an aging factor recommended by Pearl Meyer. Thus, for 2020 non-CEO compensation decisions, the Committee considered peer group data for 2019 aged by 3%.
Elements of Named Executive Officer Compensation
We provide compensation in the form of base salary, short-term cash incentives, long-term equity incentives, benefits, and limited perquisites. We believe each of these elements is a necessary component of the total compensation package and is consistent with compensation programs at companies with whom we compete both for business and talent. Decisions regarding each named executive officer’s 2020 compensation are discussed below, followed by a description of each element of compensation and the related applicable programs, as well as applicable financial performance results certified with respect to performance periods that ended in 2020.
2020 Compensation Generally
The Compensation Committee considered the annual compensation of each named executive officer in March 2020 and later determined Mr. Reiser’s additional termination compensation upon his departure in September 2020.

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(a) 2020 Compensation Decisions for Mr. Vasos
In March 2020, the Compensation Committee considered the base salary, short-term incentive, and long-term incentive components of Mr. Vasos’s compensation, as well as his total target compensation, in each case in comparison to the peer group data (see “Use of Market Data”). After considering the peer group data, as well as Mr. Vasos’s and the Company’s fiscal 2019 performance (see “Use of Performance Evaluations”), Mr. Vasos’s experience and tenure in the CEO role, and CEO succession planning, the Committee determined to increase Mr. Vasos’s base salary to $1,350,000, effective April 1, 2020 (3.85% increase from his prior year’s base salary), to maintain his target short-term incentive bonus percentage opportunity (150% of base salary) at his 2019 level, and to increase his 2020 equity grant value to $9.0 million and structure such award to enhance his performance and retention incentives and, in the event of his early retirement after April 1, 2021, to (a) secure his provision of up to 12 months of post termination transition services to the Company, and (b) further protect shareholders and the Company through an extension of his non-compete and non-solicitation periods from two to three years under his employment agreement. Considering all of these factors and the peer group data, the Committee believed that such actions placed each component of Mr. Vasos’s 2020 compensation as well as his 2020 total target compensation within a reasonable range of the median of the peer group data. See “Short-Term Cash Incentive Plan” and “Long-Term Equity Incentive Program” for a description of such programs and “Potential Payments Upon Termination or Change in Control—Payments Upon Termination Due to Retirement—Early Retirement” and “Potential Payments Upon Termination or Change in Control—Payments After a Change in Control—Equity Awards—Other Stock Options and Performance Share Units” for a description of the early retirement provisions of Mr. Vasos’s 2020 equity award agreements.
(b) 2020 Compensation Decisions for Other Named Executive Officers
In March 2020, the Compensation Committee considered the base salary, short-term incentive, and long-term incentive components, as well as total target compensation, of the non-CEO named executive officers, in each case in comparison to the peer group data (see “Use of Market Data”), as well as each such officer’s performance (see “Use of Performance Evaluations”). The Committee made no change to any such officer’s target short-term incentive bonus percentage opportunity (for Mr. Owen, 100% of base salary, and for all other non-CEO officers, 75% of base salary) from the prior year’s level, which the Committee concluded remained reasonably aligned with the peer group data. See “Short-Term Cash Incentive Plan” for a description of the bonus program.
Continuing the practice begun in 2019, the Committee again in 2020 incorporated the use of an equity grant value range to determine each non-CEO named executive officer’s equity grant value level to achieve better market alignment at the individual position level while continuing to allow for subjective performance differentiation and sufficiently incenting and retaining such officers. The Committee determined the equity grant value range based on the peer group data, and in addition with regard to Mr. Owen’s equity grant value range, the target grant value used for Mr. Owen’s equity award upon his promotion in August 2019 to Chief Operating Officer, and then determined each such named executive officer’s actual grant value within the range based on comparisons of each named executive officer’s total target compensation against the peer group data, as well as a subjective assessment of a variety of factors outlined above under “Use of Performance Evaluations.” Each such named executive officer’s March 2020 equity grant value was: Mr. Garratt ($1.6 million), Mr. Owen ($2.2 million), Ms. Taylor and Mr. Wenkoff  ($1.5 million), and Mr. Reiser ($1.35 million). See “Long-Term Equity Incentive Program” for a description of the equity awards.
In addition, the Committee approved base salary merit increases in accordance with each such officer’s 2019 performance rating within the limitations of the 3% overall U.S. merit budget increase for 2020, resulting in a base salary increase of 3.51% for Messrs. Garratt, Owen, and Wenkoff and Ms. Taylor and 2.51% for Mr. Reiser, effective April 1, 2020. The Committee determined that each such named executive officer’s total target compensation for 2020 remained within a reasonable range of the peer group median given the responsibilities of the position and the experience and contributions of the individual and thus no additional base salary adjustments were made. See “Use of Performance Evaluations.”
(c) Compensation Decisions Related to Mr. Reiser’s Departure
Mr. Reiser departed from the Company effective September 24, 2020. In addition to the amounts to be paid to Mr. Reiser pursuant to the employment agreement between the Company and Mr. Reiser dated April 1, 2018 (see “Potential Payments upon Termination or Change in Control—Payments Upon Involuntary Termination—Involuntary Termination without Cause”), the Compensation Committee approved, contingent upon the execution and effectiveness of the Release that is attached to and made a part of Mr. Reiser’s employment agreement with the Company, an additional lump sum cash payment to Mr. Reiser of  $1,582,646, less applicable withholdings, in exchange for a six month extension of the business protection provisions set forth in his employment agreement with the Company pertaining to his non-compete, non-disclosure and non-solicitation

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obligations. See “Potential Payments upon Termination or Change in Control—Payments Upon Voluntary Termination—Voluntary Termination with Good Reason or After Failure to Renew the Employment Agreement.”
Base Salary
Base salary promotes our recruiting and retention objectives by reflecting the salaries for comparable positions in the competitive marketplace, recognizing performance, and providing a stable and predictable income source for our executives. Our employment agreements set forth minimum base salary levels, which the Compensation Committee retains sole discretion to increase from time to time. The Committee routinely considers annual base salary adjustments in March.
Short-Term Cash Incentive Plan
Our short-term cash incentive plan, called Teamshare, provides an opportunity to receive a cash bonus payment equal to a certain percentage of base salary based upon Dollar General’s level of achievement of one or more pre-established financial performance targets. Accordingly, Teamshare fulfills an important part of our pay for performance philosophy while aligning the interests of our named executive officers and our shareholders.
(a) 2020 Teamshare Structure
The Compensation Committee uses adjusted EBIT as the Teamshare financial performance measure because it is a comprehensive measure of corporate performance that the Committee believes aligns with our shareholders’ interests. For purposes of the 2020 Teamshare program, adjusted EBIT is defined as our operating profit as calculated in accordance with U.S. generally accepted accounting principles, but excludes the impact of  (a) costs, fees and expenses directly related to the consideration, negotiation, preparation, or consummation of any transaction that results in a Change in Control (within the meaning of our 2007 Stock Incentive Plan) or to any securities offering; (b) disaster-related charges; (c) gains or losses associated with our LIFO computation; and (d) unless the Committee disallows any such item, (i) any unbudgeted loss as a result of the resolution of a legal matter or (ii) any unplanned loss(es) or gain(s) related to the implementation of accounting or tax legislative changes or (iii) any unplanned loss(es) or gain(s) of a non-recurring nature, provided that in the case of each of  (i), (ii) and (iii) such amount equals or exceeds $1 million for a single loss or gain, as applicable, and $10 million in the aggregate. For 2020, the Committee disallowed exclusion of the impact of all losses and gains resulting from COVID-19.
The Committee set the 2020 adjusted EBIT performance goal at approximately $2.504 billion, which was the adjusted EBIT target amount in our Board-approved 2020 annual financial plan. The threshold (below which no bonus may be earned) and maximum (above which no further bonus may be earned) performance levels are 90% and 120% of the target level, respectively, as the Committee believes such levels appropriately align pay and performance and are reasonably consistent with the practices of our peer group. Payouts for financial performance are based on actual adjusted EBIT results and are interpolated on a straight-line basis between the threshold and target levels and between the target and maximum levels.
The bonus payable to each named executive officer employed with us on the payment date upon achieving the target level of financial performance is equal to the officer’s applicable percentage of base salary disclosed under “2020 Compensation Generally,” unless the Committee elects to consider other factors as allowed under the program as described above under “Use of Performance Evaluations”. Payout percentages at the threshold and maximum performance levels are calculated at 50% and 300%, respectively, of the applicable target percentage of base salary.
(b) 2020 Teamshare Results
The Compensation Committee certified the adjusted EBIT performance result at $3.630 billion (145.0% of the adjusted EBIT target, which is greater than the maximum achievement level of 120% under the program) which resulted in 2020 Teamshare maximum payouts to each named executive officer employed as of March 26, 2021 of 300.0% of each such officer’s target Teamshare bonus percentage opportunity. Such amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Mr. Reiser was ineligible to receive a payout under the terms of the 2020 Teamshare program because he was not employed with us on the payment date.
(c) Significant 2021 Teamshare Structure Changes
For the 2021 Teamshare program approved by the Committee in March 2021, the threshold and maximum performance levels for the adjusted EBIT performance measure are 85% and 130% of the target level, respectively, and the corresponding payout percentages at the threshold and maximum performance levels will be calculated at 25% and 300%, respectively. The Committee believes that these changes to the performance and payout slopes are appropriate to reduce the impact of uncontrollable swings in performance that could contribute to downside risk or upside windfall in light of continuing uncertainties in our business arising from the impact of

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the COVID-19 pandemic and the resulting difficulty in goal-setting these uncertainties create.
Long-Term Equity Incentive Program
Long-term equity incentives are an important part of our pay for performance philosophy and are designed to motivate named executive officers to focus on long-term success for shareholders while rewarding them for a long-term commitment to us. The Compensation Committee considers annual equity awards each March at its regular quarterly meeting and considers additional equity awards in connection with one-time events such as a new hire or promotion. Equity awards are made under our shareholder-approved 2007 Stock Incentive Plan.
(a) 2020 Annual Equity Award Structure
The Compensation Committee delivers the annual equity awards to named executive officers 50% in options and 50% in PSUs, believing that this mix appropriately incents a long-term focus while aligning the interests of management with those of shareholders and are reasonably well aligned with the practices of the peer group.
The options are granted with a per share exercise price equal to the fair market value of one share of our common stock on the grant date. With the exceptions described below in “Special Provisions of Mr. Vasos’s 2020 Annual Equity Grant” for Mr. Vasos, the options vest 25% annually on April 1 of each of the four fiscal years following the fiscal year in which the grant is made, subject to continued employment with us and certain accelerated vesting provisions, and have a ten-year term. The PSUs can be earned if specified financial performance goals are achieved during the applicable performance periods and if certain additional vesting requirements are met as discussed more specifically below.
For PSUs the Committee selects and sets targets for financial performance measures, then establishes threshold and maximum levels of performance derived from those targets. The number of PSUs earned depends on the level of financial performance achieved versus such targets. The Committee selected adjusted EBITDA and adjusted ROIC as the financial performance measures for the 2020 PSUs. Half of the award is subject to adjusted EBITDA performance and half of the award is subject to adjusted ROIC performance. The Committee believes that these financial measures and the mix between them appropriately align executives’ and shareholders’ interests and that the threshold and maximum levels appropriately align pay and performance and are reasonably consistent with the practices of the peer group.
For the 2020 PSU awards, a one-year performance period corresponding to our 2020 fiscal year was established for the PSUs which are subject to the adjusted EBITDA performance measure. The adjusted EBITDA performance goal of approximately $3.072 billion was the target amount set forth in our Board-approved 2020 annual financial plan. Further increasing the focus on multi-year performance as a counterbalance to short-term incentives, the PSUs which are subject to the adjusted ROIC performance measure are subject to a three-year performance period beginning the first day of our 2020 fiscal year and extending through the last day of our 2022 fiscal year. The adjusted ROIC performance goal of 21.23% is the average of the adjusted ROIC goals for each fiscal year within the performance period as set forth in our three-year financial plan as it existed at the time the PSUs were awarded.
Adjusted EBITDA is calculated as income (loss) from continuing operations before cumulative effect of change in accounting principles plus interest and other financing costs, net, provision for income taxes, and depreciation and amortization, but excludes the impact of all items excluded from the 2020 Teamshare program adjusted EBIT calculation outlined above.
Adjusted ROIC for the three-year performance period is calculated as (a) the result of  (x) the sum of  (i) our operating income, plus (ii) depreciation and amortization, plus (iii) single lease cost, minus (y) taxes, divided by (b) the result of   (x) the sum of the averages of the five most recently completed fiscal quarters of: (i) total assets, plus (ii) accumulated depreciation and amortization, minus (y) the difference of the averages of the five most recently completed fiscal quarters of: (i) cash, minus (ii) goodwill, minus (iii) accounts payable, minus (iv) other payables, minus (v) accrued liabilities, but excludes the impact of all items excluded from the 2020 Teamshare program adjusted EBIT calculation outlined above. For 2020, the Committee disallowed exclusion of the impact of all losses and gains resulting from COVID-19.
The following tables show the amount (as a percent of target) of such PSUs that could be earned at each of the threshold, target, and maximum performance levels for each applicable performance period, as well as the 2020 adjusted EBITDA performance result (which is greater than the maximum achievement level of 120%) and the resulting number of PSUs earned by each eligible named executive officer as a result of such performance reaching the maximum level of available adjusted EBITDA performance payout.

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	Adjusted EBITDA (2020)
Level*	Result v. Target (%)	EBITDA Result ($) (in billions)	PSUs Earned (% of Target)
Below Threshold	<90	<2.765	0
Threshold	90	2.765	50
Target	100	3.072	100
Maximum	120	3.687	300
2020 Results	136.7	4.199	300.0

*
PSUs earned for performance between threshold, target, and maximum levels are interpolated in a manner similar to that used for our 2020 Teamshare bonus program.

Name	2020 PSUs Earned (Adjusted EBITDA)
Mr. Vasos	42,741
Mr. Garratt	7,599
Mr. Owen	10,449
Ms. Taylor	7,125
Mr. Wenkoff	7,125
Mr. Reiser*	0

*
Mr. Reiser forfeited the 2020 PSUs upon his departure from Dollar General.

	Adjusted ROIC (2020-2022)
Level*	Result v. Target (%)	ROIC Result (%)	PSUs Earned (% of Target)
Below Threshold	<95.3	<20.23	0
Threshold	95.3	20.23	50
Target	100.0	21.23	100
Maximum	104.7	22.23	300

*
PSUs earned for performance between threshold, target, and maximum levels are interpolated in a manner similar to that used for our 2020 Teamshare bonus program.

Except as described below in “Special Provisions of Mr. Vasos’s 2020 Annual Equity Grant” for Mr. Vasos, the PSUs earned by each named executive officer for fiscal 2020 adjusted EBITDA performance will vest in equal one-third installments on April 1, 2021, April 1, 2022, and April 1, 2023, subject to such officer’s continued employment with us and certain accelerated vesting provisions. Subject to certain pro-rata vesting conditions, the PSUs earned, if any, by each named executive officer for adjusted ROIC performance during the three-year performance period will vest on April 1, 2023, subject to such officer’s continued employment with us and certain accelerated vesting provisions. All vested PSUs will be settled in shares of our common stock.
(b) Special Provisions of Mr. Vasos’s 2020 Annual Equity Grant
For the reasons set forth above under “2020 Compensation Decisions for Mr. Vasos,” Mr. Vasos’s option award agreement related to his 2020 annual equity grant includes additional expiration, forfeiture and accelerated vesting conditions, and his PSU award agreement related to his 2020 annual equity grant includes additional vesting, forfeiture and termination provisions related to the PSUs earned as a result of fiscal 2020 adjusted EBITDA performance, in each case, in the event he terminates employment due to an early retirement (as defined in the award agreements) after April 1, 2021. For a detailed description of these award agreement provisions, see “Potential Payments upon Termination or Change in Control—Payments Upon Termination Due to Retirement—Early Retirement” and “Potential Payments upon Termination or Change in Control—Payments After a Change in Control—Equity Awards—Other Stock Options and Performance Share Units.”
(c) 2018 PSU Awards – Completed 2018-2020 Performance Period
Certain of the PSUs awarded in 2018 were subject to an adjusted ROIC performance measure for a three-year performance period beginning on the first day of our 2018 fiscal year and extending through the last day of our 2020 fiscal year, based on the average adjusted ROIC for each fiscal year within the three-year period. The average adjusted ROIC was derived from our three-year financial plan in place at the time of the award and is calculated as (a) the result of  (x) the sum of  (i) our operating income, plus (ii) depreciation and

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amortization, plus (iii) minimum rentals for 2018 and single lease cost for 2019 and 2020, minus (y) taxes, divided by (b) the result of (x) the sum of the averages of: (i) total assets, excluding any assets associated with the adoption of new lease accounting standards in 2019, plus (ii) accumulated depreciation and amortization, minus (y) (i) cash, minus (ii) goodwill, minus (iii) accounts payable, minus (iv) other payables, minus (v) accrued liabilities, plus (vi) 8x minimum rentals for 2018 and 8x single lease cost for 2019 and 2020 (with all of the foregoing terms as determined per our financial statements for each fiscal year), but excluding the impact of  (a) any costs, fees and expenses directly related to the consideration, negotiation, preparation or consummation of any transaction that results in a change in control (within the meaning of our 2007 Stock Incentive Plan) or any security offering; (b) disaster-related charges; (c) any gains or losses associated with our LIFO computation; and (d) unless the Compensation Committee disallows any such item, (i) any unbudgeted loss as a result of the resolution of a legal matter or (ii) any unplanned loss(es) or gain(s) related to the implementation of accounting or tax legislative changes or (iii) any unplanned loss(es) or gain(s) of a non-recurring nature, provided that in the case of each of (i), (ii) and (iii) such amount equals or exceeds $1 million for a single loss or net loss or gain, as applicable, and $10 million in the aggregate. For 2020 ROIC, the Committee disallowed exclusion of the impact of all losses and gains resulting from COVID-19.
The following tables show the amount (as a percent of target) of such PSUs that could be earned at each of the applicable threshold, target and maximum performance levels, as well as the actual performance result and the number of such PSUs earned by each named executive officer eligible to receive a 2018 PSU award.

	Adjusted ROIC (2018-2020)
Level*	Result v. Target (%)	ROIC Result (%)	PSUs Earned (% of Target)
Below Threshold	<94.8	<18.30	0
Threshold	94.8	18.30	50
Target	100.0	19.30	100
Maximum	105.2	20.30	300
2018-2020 Results	112.8	21.78	300.0

*
PSUs earned for performance between threshold, target, and maximum levels are interpolated in a manner similar to that used for our 2020 Teamshare bonus program.

Name	2018 – 2020 PSUs Earned (Adjusted ROIC)
Mr. Vasos	61,386
Mr. Garratt	10,743
Mr. Owen	11,508
Ms. Taylor	10,743
Mr. Wenkoff	9,975
Mr. Reiser*	0

*
Mr. Reiser forfeited the 2018-2020 PSUs upon his departure from Dollar General.

(d) Significant 2021 Annual Equity Award Structure Changes
For the 2021 annual equity grants approved by the Committee in March 2021, the threshold and maximum performance levels for the adjusted EBITDA performance measure are 85% and 130% of the target level, respectively, and the corresponding payout percentages at the threshold and maximum performance levels will be calculated at 25% and 300%, respectively. The Committee believes that these changes to the performance and payout slopes are appropriate to reduce the impact of uncontrollable swings in performance that could contribute to downside risk or upside windfall in light of continuing uncertainties in our business arising from the impact of the COVID-19 pandemic and the resulting difficulty in goal-setting these uncertainties create.

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(e) Share Ownership Guidelines and Holding Requirements
Our senior officers are subject to share ownership guidelines and holding requirements. The share ownership guideline is a multiple of annual base salary as in effect from time to time and is to be achieved within a five-year time period.
Officer Level	Multiple of Base Salary
CEO	6X
COO	4X
EVP	3X
SVP	2X
Each senior officer is required to retain ownership of 50% of all net after-tax shares issuable upon vesting or exercise of compensatory awards until the target ownership level is achieved. As of January 29, 2021, each of our named executive officers employed with the Company on that date was in compliance with our share ownership and holding requirement policy.
(f) Hedging and Pledging Policies
Our policy prohibits Board members, executive officers, and their Controlled Persons from (1) pledging Dollar General securities as collateral, (2) holding Dollar General securities in a margin account, and (3) hedging against any decrease in the market value of equity securities awarded by Dollar General and held by them, such as entering into or trading prepaid variable forward contracts, equity swaps, collars, puts, calls, options, exchange funds (also known as swap funds) or other derivative instruments related to Dollar General equity securities. All other employees, as well as their Controlled Persons, are strongly discouraged from entering into these types of transactions. Controlled Persons include the Board member’s, executive officer’s or employee’s respective spouses, immediate family members sharing their home or that are economically dependent on them, entities that they control, and trusts in which they serve as a trustee or are a beneficiary.
Benefits and Perquisites
Our named executive officers participate in certain benefits on the same terms that are offered to all of our salaried employees. We also provide them with limited additional benefits and perquisites for retention and recruiting purposes, to replace benefit opportunities lost due to regulatory limits, and to enhance their ability to focus on our business. We do not provide tax gross-up payments for named executive officers on any benefits and perquisites other than relocation-related items. The primary additional benefits and perquisites include the following:
•
We provide a compensation deferral plan (the “CDP”) and, for named executive officers hired or promoted prior to May 28, 2008, a defined contribution

Supplemental Executive Retirement Plan (the “SERP,” and together with the CDP, the “CDP/SERP Plan”) as discussed in more detail under “Nonqualified Deferred Compensation Fiscal 2020”.
•
We pay the premiums for a life insurance benefit equal to 2.5 times base salary up to a maximum of $4 million.

•
We provide a salary continuation program that provides income replacement for up to 26 weeks at 100% of base salary for the first three weeks and 70% of base salary thereafter. In addition to the income replacement benefit, we pay administrative fees associated with the program. We also pay the premiums under a group long-term disability plan that provides 60% of base salary up to a maximum monthly benefit of  $20,000.

•
We provide a relocation assistance program under a policy applicable to officer-level employees.

•
We provide personal financial and estate planning and tax preparation services through a third party.

Employment Agreements and Severance Arrangements
We have an employment agreement with each of our named executive officers, each of which has a three-year term and is subject to certain automatic extensions. These agreements promote executive continuity, aid in retention, and, in return for granting such executives certain severance and other rights upon a termination of employment, secure valuable protections for Dollar General, such as non-compete, non-solicitation, and confidentiality obligations, and facilitate implementation of our clawback policy.
We believe that reasonable severance benefits are appropriate to protect the named executive officer against circumstances over which he or she does not have control and as consideration for the promises of non-disclosure, non-competition, non-solicitation, and non-interference, as well as the clawback rights that we require in our employment agreements. A change in control, by itself  (“single trigger”), does not trigger any severance provision applicable to our named executive officers. As discussed elsewhere in this proxy statement

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and in “Compensation Decisions Related to Mr. Reiser’s Departure”, Mr. Reiser left Dollar General in fiscal 2020. Payments and benefits to him in connection with this employment separation are itemized under “Potential Payments to Named Executive Officers Upon Occurrence of Various Termination Events or Change in Control as of January 29, 2021” below.
Considerations Associated with Regulatory Requirements
Under Section 162(m) of the Internal Revenue Code, we generally may not take a tax deduction for individual compensation over $1 million paid in any taxable year to each of the persons that meet the definition of a covered employee under Section 162(m). For fiscal 2020, covered employees include anyone who was a covered employee for any taxable year beginning after December 31, 2016, anyone who held the position of CEO or Chief Financial Officer (“CFO”) at any time during the fiscal year and the three most highly compensated employees who acted as executive officers (other than as CEO or CFO) at any time during the fiscal year. Prior to U.S. tax law changes in 2017, certain performance-based compensation was exempt from the Section 162(m) deduction limit. However, for tax years beginning after December 31, 2017, the performance-based compensation exemption was eliminated unless the compensation qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
The Compensation Committee continues to view the tax deductibility of executive compensation as one of many factors to be considered in the context of its overall compensation philosophy and therefore reserves the right to approve compensation that may not be deductible in situations it deems appropriate.
Compensation Committee Report
The Compensation Committee of our Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this document.
This report has been furnished by the members of the Compensation Committee:
•
Patricia D. Fili-Krushel, Chairperson

•
Warren F. Bryant

•
Timothy I. McGuire

The above Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Dollar General filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Dollar General specifically incorporates this report by reference therein.

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Summary Compensation Table
The following table summarizes compensation paid to or earned by our named executive officers in each of the 2020, 2019 and 2018 fiscal years. We have omitted from this table the columns for “Bonus” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” because they are inapplicable.
Name and Principal Position(1)	Year	Salary ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Todd J. Vasos, Chief Executive Officer	2020	1,341,718	4,403,178	4,544,937	6,075,000	87,990	16,452,823
	2019	1,283,383	3,996,944	3,927,168	2,708,936	91,628	12,008,059
	2018	1,188,879	3,805,114	3,793,604	1,717,068	97,852	10,602,517
John W. Garratt, Executive Vice President & Chief Financial Officer	2020	767,284	782,849	807,990	1,736,125	63,620	4,157,868
	2019	742,091	674,435	662,705	776,709	66,524	2,922,464
	2018	706,511	665,923	663,893	518,698	63,316	2,618,341
Jeffery C. Owen, Chief Operating Officer	2020	823,405	1,076,301	1,110,990	2,484,144	64,017	5,558,857
	2019	725,972	774,346	1,058,485	880,443	65,770	3,505,016
	2018	652,662	713,436	711,314	469,697	60,267	2,607,376
Rhonda M. Taylor, Executive Vice President & General Counsel	2020	605,015	733,863	757,484	1,368,961	122,695	3,588,018
	2019	585,150	699,500	687,265	612,447	104,940	2,689,302
	2018	569,217	665,923	663,893	409,001	117,030	2,425,064
Carman R. Wenkoff, Executive Vice President & Chief Information Officer	2020	521,559	733,863	757,484	1,180,125	45,394	3,238,425
Jason S. Reiser, Former Executive Vice President & Chief Merchandising Officer	2020	455,712	660,461	681,725	—	1,618,059	3,415,958
	2019	683,087	674,435	662,705	714,953	60,331	2,795,511
	2018	664,488	618,317	616,472	477,456	168,661	2,545,394

(1)
Mr. Owen served as Executive Vice President, Store Operations, from June 2015 until his promotion to Chief Operating Officer in August 2019. Mr. Wenkoff joined Dollar General in July 2017 but was not a named executive officer for 2018 or 2019. Mr. Reiser served as Executive Vice President and Chief Merchandising Officer until his departure in September 2020.

(2)
Each named executive officer deferred under the CDP and contributed to our 401(k) Plan a portion of salary earned in each of the fiscal years for which salaries are reported above for the applicable named executive officer. The amounts of the fiscal 2020 salary deferrals under the CDP are included in the Nonqualified Deferred Compensation Table.

(3)
The amounts reported represent the aggregate grant date fair value of PSUs awarded in each fiscal year for which compensation is required to be reported in the table for each named executive officer, in each case computed in accordance with FASB ASC Topic 718. The PSUs are subject to performance conditions, and the reported value at the grant date is based upon the probable outcome of such conditions on such date. The values of the PSUs at the grant date assuming that the highest level of performance conditions will be achieved are as follows for each fiscal year required to be reported for each applicable named executive officer:

Fiscal Year	Mr. Vasos ($)	Mr. Garratt ($)	Mr. Owen ($)	Ms. Taylor ($)	Mr. Wenkoff ($)	Mr. Reiser ($)
2020	13,209,533	2,348,547	3,228,904	2,201,589	2,201,589	1,981,384
2019	11,990,832	2,023,304	2,323,039	2,098,501	—	2,023,304
2018	11,415,341	1,997,768	2,140,307	1,997,768	—	1,854,951
Information regarding the assumptions made in the valuation of these awards is set forth in Note [9] of the annual consolidated financial statements in our 2020 Form 10-K.
(4)
The amounts reported represent the aggregate grant date fair value of stock options awarded in each fiscal year for which compensation is required to be reported in the table for each named executive officer, in each case computed in accordance with FASB ASC Topic 718. Information regarding assumptions made in the valuation of these awards is set forth in Note [9] of the annual consolidated financial statements in our 2020 Form 10-K.

(5)
Represents amounts earned pursuant to our Teamshare bonus program for each fiscal year reported. See the discussion of the “Short-Term Cash Incentive Plan” in “Compensation Discussion and Analysis” above. Messrs. Vasos, Garratt, Wenkoff and Reiser and Ms. Taylor deferred 10%, 5%, 10%, 7% and 50%, respectively, of his or her fiscal 2020 Teamshare bonus payment reported above under the CDP. Messrs. Vasos, Garratt, and Reiser and Ms. Taylor deferred 5%, 5%, 7% and 25%, respectively, of his or her fiscal 2019 Teamshare bonus payment reported above under the CDP. Messrs. Vasos, Garratt and Reiser deferred 5%, 5% and 7%, respectively, of his fiscal 2018 Teamshare bonus payment reported above under the CDP.

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(6)
Includes the following amounts for each named executive officer:

Name	Company Match Contributions – 401(k) ($)	Company Match Contributions – CDP ($)	Company Match Contributions – SERP ($)	Premiums for Life Insurance Program ($)	Payments/ Accruals in Connection with Termination(a) ($)	Aggregate Incremental Cost of Providing Perquisites/Personal Benefits(b) ($)
Mr. Vasos	14,448	52,628	—	2,810	—	18,104
Mr. Garratt	14,353	24,005	—	1,608	—	23,653
Mr. Owen	14,361	26,803	—	1,725	—	21,127
Ms. Taylor	14,332	15,915	91,181	1,267	—	—
Mr. Wenkoff	14,253	11,754	—	1,092	—	18,295
Mr. Reiser	11,534	11,395	—	953	1,582,646	11,531

(a)
Represents amounts paid or accrued for fiscal 2020 in connection with Mr. Reiser’s departure from Dollar General.

(b)
Perquisites and personal benefits for Ms. Taylor totaled less than $10,000 and accordingly the incremental cost is not included in the table or detailed in this footnote. None of the named executive officers received any perquisite or personal benefit for which the aggregate incremental cost individually equaled or exceeded the greater of  $25,000 or 10% of total perquisites. The aggregate incremental cost of providing perquisites and personal benefits to Messrs. Vasos, Garratt, Owen, Wenkoff and Reiser related to: (1) for each such named executive officer, financial and estate planning services, miscellaneous gifts, premiums paid under our group long-term disability program and our accidental death and dismemberment policy, and an administrative fee for coverage under our short-term disability program; (2) for Mr. Garratt, an executive physical medical examination; (3) for Messrs. Garratt and Owen, one or more directed charitable donations; and (4) for Messrs. Vasos, Owen and Wenkoff, limited entertainment costs. We also provided each named executive officer with certain perquisites and personal benefits at no aggregate incremental cost to Dollar General, including access to participation in a group umbrella liability insurance program through a third party vendor at a group rate paid by the executive and coverage under our business travel accident insurance for which Dollar General pays a flat fee for the eligible employee population.

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Grants of Plan-Based Awards in Fiscal 2020
The table below shows each named executive officer’s 2020 Teamshare bonus opportunity under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.” Actual amounts earned under the 2020 Teamshare program are shown in the Summary Compensation Table and, for those who received such payments, represent payment for financial performance at the maximum performance level. See “Short-Term Cash Incentive Plan” in “Compensation Discussion and Analysis” for discussion of such Teamshare program.
The table below also shows information regarding equity awards made to our named executive officers for fiscal 2020, all of which were granted pursuant to our 2007 Stock Incentive Plan. The awards listed under “Estimated Future Payouts Under Equity Incentive Plan Awards” include the threshold, target, and maximum number of PSUs which could be earned by each named executive officer based upon the level of achievement of the applicable financial performance measures. The awards listed under “All Other Option Awards” include nonqualified stock options that vest over time based upon the applicable named executive officer’s continued employment by Dollar General. See “Long-Term Equity Incentive Program” in “Compensation Discussion and Analysis” above for further discussion of these awards. We have omitted from this table the column for “All Other Stock Awards” because it is inapplicable.
Name		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Vasos	—	1,012,500	2,025,000	6,075,000	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	133,723	154.53	4,544,937
	03/17/20	—	—	—	14,247	28,494	85,482	—	—	4,403,178
Mr. Garratt	—	289,354	578,708	1,736,125	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	23,773	154.53	807,990
	03/17/20	—	—	—	2,533	5,066	15,198	—	—	782,849
Mr. Owen	—	414,024	828,048	2,484,144	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	32,688	154.53	1,110,990
	03/17/20	—	—	—	3,483	6,965	20,895	—	—	1,076,301
Ms. Taylor	—	228,160	456,320	1,368,961	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	22,287	154.53	757,484
	03/17/20	—	—	—	2,375	4,749	14,247	—	—	733,863
Mr. Wenkoff	—	196,688	393,375	1,180,125	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	22,287	154.53	757,484
	03/17/20	—	—	—	2,375	4,749	14,247	—	—	733,863
Mr. Reiser	—	263,774	527,549	1,582,646	—	—	—	—	—	—
	03/17/20	—	—	—	—	—	—	20,058	154.53	681,725
	03/17/20	—	—	—	2,137	4,274	12,822	—	—	660,461

(1)
The per share exercise price was calculated based on the closing market price of one share of our common stock on the date of grant as reported by the NYSE.

(2)
Represents the aggregate grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718. For equity awards that are subject to performance conditions, the value at the grant date is based upon the probable outcome of such conditions. For information regarding the assumptions made in the valuation of these awards, see Note [9] of the annual consolidated financial statements included in our 2020 Form 10-K.

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Outstanding Equity Awards at 2020 Fiscal Year-End
The table below sets forth information regarding awards granted under our 2007 Stock Incentive Plan and held by our named executive officers as of the end of fiscal 2020. We have omitted from this table the column for “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options” because it is inapplicable. All awards included in the table, to the extent they have not vested, are subject to certain accelerated vesting provisions as described in “Potential Payments upon Termination or Change in Control.” PSUs reported in the table are payable in shares of our common stock on a one-for-one basis.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Vasos	06/03/2015	58,682(2)	—	76.00	06/03/2025	—	—	—	—
	03/16/2016	104,599(3)	—	84.67	03/16/2026	—	—	—	—
	03/16/2016	57,173(2)	28,586(2)	84.67	03/16/2026	—	—	—	—
	03/22/2017	121,134(3)	40,378(3)	70.68	03/22/2027	—	—	—	—
	03/21/2018	78,599(3)	78,598(3)	92.98	03/21/2028	—	—	—	—
	03/20/2019	32,101(3)	96,297(3)	117.13	03/20/2029	—	—	—	—
	03/17/2020	—	133,723(3)	154.53	03/17/2030	—	—	—	—
	03/21/2018	—	—	—	—	68,077(4)	13,248,465	—	—
	03/20/2019	—	—	—	—	14,070(5)	2,738,163	51,186(6)	9,961,307
	03/17/2020	—	—	—	—	42,741(7)	8,317,826	42,741(8)	8,317,826
Mr. Garratt	03/16/2016	32,890(3)	—	84.67	03/16/2026	—	—	—	—
	03/22/2017	6,127(3)	9,421(3)	70.68	03/22/2027	—	—	—	—
	03/21/2018	13,756(3)	13,754(3)	92.98	03/21/2028	—	—	—	—
	03/20/2019	5,419(3)	16,248(3)	117.13	03/20/2029	—	—	—	—
	03/17/2020	—	23,773(3)	154.53	03/17/2030	—	—	—	—
	03/21/2018	—	—	—	—	11,914(4)	2,318,584	—	—
	03/20/2019	—	—	—	—	2,374(5)	462,004	8,637(6)	1,680,847
	03/17/2020	—	—	—	—	7,599(7)	1,478,841	7,599(8)	1,478,841
Mr. Owen	08/25/2015	35,703(9)	—	73.73	08/25/2025	—	—	—	—
	03/16/2016	32,890(3)	—	84.67	03/16/2026	—	—	—	—
	03/22/2017	28,265(3)	9,421(3)	70.68	03/22/2027	—	—	—	—
	03/21/2018	14,739(3)	14,736(3)	92.98	03/21/2028	—	—	—	—
	03/20/2019	6,220(3)	18,657(3)	117.13	03/20/2029	—	—	—	—
	08/27/2019	2,408(9)	7,224(9)	138.75	08/27/2029	—	—	—	—
	03/17/2020	—	32,688(3)	154.53	03/17/2030	—	—	—	—
	03/21/2018	—	—	—	—	12,762(4)	2,483,613	—	—
	03/20/2019	—	—	—	—	2,726(5)	530,507	9,915(6)	1,929,558
	03/17/2020	—	—	—	—	10,449(7)	2,033,480	10,446(8)	2,032,896

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Ms. Taylor	03/16/2016	32,890(3)	—	84.67	03/16/2026	—	—	—	—
	03/22/2017	—	9,758(3)	70.68	03/22/2027	—	—	—	—
	03/21/2018	13,756(3)	13,754(3)	92.98	03/21/2028	—	—	—	—
	03/20/2019	5,619(3)	16,851(3)	117.13	03/20/2029	—	—	—	—
	03/17/2020	—	22,287(3)	154.53	03/17/2030	—	—	—	—
	03/21/2018	—	—	—	—	11,914(4)	2,318,584	—	—
	03/20/2019	—	—	—	—	2,462(5)	479,130	8,958(6)	1,743,316
	03/17/2020	—	—	—	—	7,125(7)	1,386,596	7,122(8)	1,386,012
Mr. Wenkoff	08/29/2017	15,517(9)	10,795(9)	76.89	08/29/2027	—	—	—	—
	03/21/2018	12,773(3)	12,772(3)	92.98	03/21/2028	—	—	—	—
	03/20/2019	5,217(3)	15,648(3)	117.13	03/20/2029	—	—	—	—
	03/17/2020	—	22,287(3)	154.53	03/17/2030	—	—	—	—
	03/21/2018	—	—	—	—	11,062(4)	2,152,776	—	—
	03/20/2019	—	—	—	—	2,286(5)	444,878	8,316(6)	1,618,377
	03/17/2020	—	—	—	—	7,125(7)	1,386,596	7,122(8)	1,386,012
Mr. Reiser	—	—	—	—	—	—	—	—	—

(1)
Computed by multiplying the number of shares or units by the closing market price of one share of our common stock on January 29, 2021 as reported by the NYSE.

(2)
Part of a time-based options grant with a vesting schedule of 33 1/3% per year on each of the third, fourth, and fifth anniversaries of the grant date.

(3)
Part of a time-based options grant with a vesting schedule of 25% per year on each of the first four anniversaries of the April 1 following the grant date.

(4)
Part of a PSU grant, 10% of which were earned as a result of our fiscal 2018 adjusted EBITDA performance and 90% of which were earned as a result of our fiscal 2018-2020 adjusted ROIC performance, and in each case are scheduled to vest on April 1, 2021.

(5)
Part of a PSU grant that was earned as a result of our fiscal 2019 adjusted EBITDA performance and is scheduled to vest 50% per year on each of April 1, 2021 and April 1, 2022.

(6)
Part of a PSU grant that is scheduled to vest on April 1, 2022 if the adjusted ROIC performance goal is achieved for fiscal years 2019-2021. The number of PSUs reported in this column assumes achievement of the maximum level of adjusted ROIC performance for the performance period. The actual number of PSUs earned, if any, will be determined based on the actual level of adjusted ROIC performance achieved for the performance period.

(7)
Part of a PSU grant that was earned as a result of our fiscal 2020 adjusted EBITDA performance and is scheduled to vest 33 1/3% per year on each of the first three anniversaries of the April 1 following the grant date.

(8)
Part of a PSU grant that is scheduled to vest on April 1, 2023 if the adjusted ROIC performance goal is achieved for fiscal years 2020-2022. The number of PSUs reported in this column assumes achievement of the maximum level of adjusted ROIC performance for the performance period. The actual number of PSUs earned, if any, will be determined based on the actual level of adjusted ROIC performance achieved for the performance period.

(9)
Part of a time-based options grant with a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.

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EXECUTIVE COMPENSATION

Option Exercises and Stock Vested During Fiscal 2020
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Mr. Vasos	363,524	46,246,838	31,870	4,881,209
Mr. Garratt	45,000	5,295,286	6,590	1,009,324
Mr. Owen	—	—	6,850	1,049,146
Ms. Taylor	70,587	8,684,148	6,787	1,039,497
Mr. Wenkoff	16,870	2,022,247	2,231	341,700
Mr. Reiser	52,738	6,297,751	2,274	348,286

(1)
Represents the gross number of option shares exercised, without deduction for shares that may have been surrendered or withheld to satisfy the exercise price or applicable tax withholding obligations.

(2)
Value realized is calculated by multiplying the gross number of options exercised by the difference between the market price of our common stock at exercise as reported by the NYSE and the exercise price.

(3)
Represents the gross number of shares acquired upon vesting of PSUs, without deduction for shares that may have been withheld to satisfy applicable tax withholding obligations.

(4)
Value realized is calculated by multiplying the gross number of shares vested by the closing market price of our common stock on the vesting date as reported by the NYSE.

Pension Benefits Fiscal 2020
We have omitted the Pension Benefits table because it is inapplicable.
Nonqualified Deferred Compensation Fiscal 2020
Information regarding each named executive officer’s participation in our CDP/SERP Plan is included in the following table. The material terms of the CDP/SERP Plan are described after the table. Please also see “Benefits and Perquisites” in “Compensation Discussion and Analysis” above. We have omitted from this table the column pertaining to “Aggregate Withdrawals/Distributions” during the fiscal year because it is inapplicable.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Mr. Vasos	202,533	52,628	78,354	1,869,071
Mr. Garratt	77,200	24,005	51,995	434,606
Mr. Owen	41,170	26,803	44,319	366,344
Ms. Taylor	183,363	107,096	176,835	1,296,502
Mr. Wenkoff	90,617	11,754	41,278	284,743
Mr. Reiser	72,832	11,395	46,894	295,715

(1)
Of the reported amounts, the following are reported in the Summary Compensation Table as “Salary” for 2020: Mr. Vasos ($67,086); Mr. Garratt ($38,364); Mr. Owen ($41,170); Ms. Taylor ($30,251); Mr. Wenkoff  ($37,820); and Mr. Reiser ($22,786).

(2)
Reported as “All Other Compensation” in the Summary Compensation Table.

(3)
The amounts shown are not reported in the Summary Compensation Table because they do not represent above-market or preferential earnings.

(4)
Of the amounts reported, the following were previously reported as compensation for years prior to 2020 in a Summary Compensation Table: Mr. Vasos ($1,276,964); Mr. Garratt ($281,226); Mr. Owen ($207,225); Ms. Taylor ($540,208); Mr. Wenkoff  ($0); and Mr. Reiser ($193,024).

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Pursuant to the CDP, each named executive officer may annually elect to defer up to 65% of his or her base salary if his or her compensation exceeds the limit set forth in Section 401(a)(17) of the Internal Revenue Code, and up to 100% of his or her bonus pay if his or her compensation equals or exceeds the highly compensated limit under Section 414(q)(1)(B) of the Internal Revenue Code. We currently match base pay deferrals at a rate of 100%, up to 5% of annual salary, with annual salary offset by the amount of match-eligible salary under the 401(k) Plan. All named executive officers are 100% vested in compensation and matching deferrals and earnings on those deferrals.
Pursuant to the SERP, we make an annual contribution equal to a certain percentage of a participant’s annual salary and bonus to eligible participants who are actively employed in an eligible job grade on January 1 and continue to be employed as of December 31 of a given year. The contribution percentage is based on age, years of service, and job grade. Persons hired after May 27, 2008 are not eligible to participate in the SERP. The fiscal 2020 contribution percentage was 7.5% for Ms. Taylor, and she is 100% vested in her SERP account. No other named executive officer was eligible to participate in the SERP in 2020.
The amounts deferred or contributed to the CDP/SERP Plan are credited to a liability account, which is then invested at the participant’s option in an account that mirrors the performance of a fund or funds selected by the Compensation Committee or its delegate. These funds are identical to the funds offered in our 401(k) Plan.
For a participant who ceases employment with at least 10 years of service or after reaching age 50 and whose CDP account balance or SERP account balance exceeds certain dollar thresholds, the account balance will be paid by (a) lump sum, (b) monthly installments over a 5, 10 or 15-year period or (c) a combination of lump sum and installments, pursuant to the participant’s election. Otherwise, payment is made in a lump sum. The vested amount will be payable at the time designated by the CDP/SERP Plan upon the participant’s termination of employment. A participant’s CDP/SERP Plan benefit normally is payable in the following February if employment ceases during the first 6 months of a calendar year or is payable in the following August if employment ceases during the last 6 months of a calendar year. However, participants may elect to receive an in-service lump sum distribution of vested amounts credited to the CDP account, provided that the date of distribution is no sooner than 5 years after the end of the year in which the amounts were deferred. In addition, a participant who is actively employed may request an “unforeseeable emergency hardship” in-service lump sum distribution of vested amounts credited to the participant’s CDP account. Account balances are payable in cash.
As a result of our change in control which occurred in 2007, the CDP/SERP Plan liabilities through July 6, 2007 were fully funded into an irrevocable rabbi trust. We also funded into the rabbi trust deferrals into the CDP/SERP Plan between July 6, 2007 and October 15, 2007. All CDP/SERP Plan liabilities incurred on or after October 15, 2007 are unfunded.
Potential Payments upon Termination or Change in Control
Our agreements with our named executive officers and certain plans and programs in which such officers participate, in each case as in effect at the end of our 2020 fiscal year, provide for benefits or payments upon certain employment termination or change in control events. We discuss these benefits and payments below except to the extent they are available generally to all salaried employees and do not discriminate in favor of our executive officers or to the extent already discussed under “Nonqualified Deferred Compensation Fiscal 2020” above. The discussion of equity awards in each scenario below includes nonqualified stock options outstanding as of the end of our 2020 fiscal year, as well as PSUs awarded in 2018 (“2018 PSUs”), 2019 (“2019 PSUs”) and 2020 (“2020 PSUs”), to each named executive officer employed by us at the time of the applicable award. Only Messrs. Vasos and Owen have outstanding stock options that were awarded prior to 2016. Because Mr. Reiser’s employment ended effective September 24, 2020, which was before the end of our 2020 fiscal year, we discuss below only the payments and benefits he received or will receive in connection therewith. Such payments and benefits to Mr. Reiser, and the treatment of his outstanding equity awards, are described under “Payments Upon Involuntary Termination—Involuntary Termination without Cause” and all other scenarios are inapplicable to him.
Payments Upon Termination Due to Death or Disability
Equity Awards
If a named executive officer’s employment with us terminates due to death or disability (as defined in the governing agreement):
•
Stock Options. Any outstanding unvested stock option shall become immediately vested and exercisable with respect to 100% of the underlying shares immediately prior to such event, and such vested options may be exercised until the 1st anniversary of the termination date but no later than the 10th anniversary of the grant date.

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EXECUTIVE COMPENSATION

•
Performance Share Units. Any unearned or unvested PSUs shall be forfeited and cancelled on the termination date or the last day of the performance period, as applicable, except that (1) if the termination occurs on or after the end of the applicable one-year or three-year performance period associated with each of the 2018 PSUs, the 2019 PSUs and the 2020 PSUs but before an applicable vesting date, any earned but unvested 2018 PSUs, 2019 PSUs and 2020 PSUs shall become vested and nonforfeitable as of the termination date but shall be paid at the same time as if no termination had occurred; (2) for the 2020 PSUs, if the termination occurs before the end of the one-year performance period, a pro-rata portion (based on months employed during such performance period) of one-third of the 2020 PSUs subject to the one-year Adjusted EBITDA performance goal (the “2020 Adjusted EBITDA PSUs”) earned based on performance during such performance period shall become vested and nonforfeitable as of the end of such performance period and shall be paid at the same time as if no termination had occurred; and (3) for the 2018 PSUs, 2019 PSUs and 2020 PSUs, if the termination occurs before the end of the applicable three-year performance period, a pro-rata portion (based on months employed during such applicable performance period) of the 2018 PSUs subject to the three-year Adjusted ROIC performance goal, of the 2019 PSUs subject to the three-year Adjusted ROIC performance goal, and of the 2020 PSUs subject to the three-year Adjusted ROIC performance goal, in each case earned based on performance during such applicable performance period shall become vested and nonforfeitable as of the end of such applicable performance period and shall be paid at the same time as if no termination had occurred.

Other Payments
In the event of death, a named executive officer’s beneficiary will receive payments under our group life insurance program in an amount, up to a maximum of $4 million, equal to 2.5 times such officer’s annual base salary and, in the event of death on or after the last day of a fiscal year, payment for such officer’s incentive bonus earned for that fiscal year under the terms of our Teamshare program (which otherwise generally requires a participant to remain employed on the payment date to receive any such bonus). In addition, in the event of disability (as defined in the governing document), a named executive officer will receive 60% of covered monthly earnings up to a $20,000 monthly benefit under our long-term disability insurance program. In the event of death or disability (as defined in the CDP/SERP Plan), a named executive officer’s CDP/SERP Plan benefit will be payable in a lump sum within 60 days after the end of the calendar quarter in which such termination event occurs, provided that we may delay payment in the event of disability until as soon as reasonably practicable after receipt of the disability determination by the Social Security Administration. Dependent upon the cause of death or loss suffered, a named executive officer may also be eligible to receive payment of up to $50,000 under our group accidental death and dismemberment program.
Payments Upon Termination Due to Retirement
Except as provided below with respect to equity awards, retirement is not treated differently from any other voluntary termination without good reason (as discussed below under “Payments Upon Voluntary Termination”) under any of our plans or agreements for named executive officers.
Normal Retirement
In the event a named executive officer voluntarily terminates employment on or after reaching the minimum age of 62 and achieving five consecutive years of service with us, provided that the sum of his or her age plus years of service equals at least 70 and that there is no basis to terminate the officer with cause (as defined in the governing agreement) (“Normal Retirement”):
•
Stock Options. The portion of the outstanding unvested stock options that would have become vested and exercisable within the one-year period following the Normal Retirement date if such officer had remained employed with us shall remain outstanding for a one-year period following the Normal Retirement date and shall become vested and exercisable on the anniversary of the grant date that falls within such one-year period. However, if during such one-year period the officer dies or incurs a disability (as defined in the governing agreement), such portion shall instead become immediately vested and exercisable upon such death or disability. Otherwise, any option which is unvested and unexercisable on the Normal Retirement date shall immediately expire without payment. The officer may exercise the option to the extent vested and exercisable any time prior to the 5th anniversary of the Normal Retirement date, but no later than the 10th anniversary of the grant date.

•
Performance Share Units. With the exception outlined below, the vesting and payment of the PSUs in a Normal Retirement scenario before the end of the applicable one-year or three-year performance period and on or after the end of such periods is identical to the vesting and payment in the death and disability scenarios discussed above for the PSUs during these respective time periods. However, if the Normal Retirement occurs on or after the end of the one-year performance period but before an

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applicable vesting date, the one-third of the 2018 PSUs subject to the Adjusted EBITDA goal (the “2018 Adjusted EBITDA PSUs”), the one-third of the 2019 PSUs subject to the Adjusted EBITDA goal (the “2019 Adjusted EBITDA PSUs”), and the one-third of the 2020 Adjusted EBITDA PSUs, in each case that would have become vested on the next vesting date shall become vested and nonforfeitable as of the Normal Retirement date but shall be paid at the same time as if no such retirement had occurred. Otherwise, any unearned or unvested PSUs shall be forfeited and cancelled on the Normal Retirement date or the last day of the performance period, as applicable. See “Payments After a Change in Control” for a discussion of treatment of the PSUs if a named executive officer terminates employment due to Normal Retirement within two years following a change in control.
Early Retirement
Solely with respect to the stock options awarded to Mr. Vasos in March 2020 and to the 2020 PSUs awarded to Mr. Vasos, in the event Mr. Vasos voluntarily terminates his employment after April 1, 2021, but prior to Normal Retirement, provided that: (1) he has provided written notice within a reasonable period of time prior to such date; (2) he has agreed in writing to provide reasonable transition services to our Board of Directors and his successor for up to 12 months following his voluntary termination; (3) he agrees in writing to extend the “restricted period” of the Business Protection Provisions (as defined below under “Voluntary Termination with Good Reason or After Failure to Renew the Employment Agreement”) contained in his employment agreement from two years to three years from the date of voluntary termination; and (4) there is no basis to terminate him with cause (as defined in the governing agreement) (“Early Retirement”):
•
2020 Stock Options Awarded to Mr. Vasos. Any outstanding unvested stock options that were awarded to Mr. Vasos in Mach 2020 shall remain outstanding following the Early Retirement date and shall become vested and exercisable on the scheduled vesting dates as if no such retirement had occurred. However, if: (1) Mr. Vasos violates any of the Business Protection Provisions following Early Retirement, any unvested options shall instead terminate and be forfeited; (2) Mr. Vasos dies or incurs a disability (as defined in the governing document) following Early Retirement, any unvested options shall instead become immediately vested and exercisable upon such death or disability; or (3) a change in control (as defined in the governing document) occurs following Early Retirement, any unvested options shall instead become immediately vested and exercisable upon such change in control. Mr. Vasos may exercise the options to the extent vested and exercisable at any time prior to the 5th anniversary of the Early Retirement date, but no later than the 10th anniversary of the grant date. Notwithstanding the foregoing, if we become aware of a violation by Mr. Vasos following Early Retirement of any of the Business Protection Provisions, any portion of the option that vested following Early Retirement shall immediately be forfeited and subject to clawback and any unvested portion of the option shall immediately be forfeited without payment.
•
2020 PSUs Awarded to Mr. Vasos. Any unearned or unvested 2020 PSUs awarded to Mr. Vasos shall be forfeited and cancelled on the Early Retirement date except that if the Early Retirement occurs after the end of the one-year performance period, any earned but unvested 2020 Adjusted EBITDA PSUs shall remain outstanding and become vested and shall be paid on the scheduled vesting dates as if no such retirement had occurred. However, if, following the Early Retirement and prior to an applicable vesting date, Mr. Vasos dies or becomes disabled (as defined in the governing document) or there is a change in control (as defined in the governing document), then such earned but unvested 2020 Adjusted EBITDA PSUs instead shall become vested and nonforfeitable as of such death, disability or change in control, as applicable, but shall be paid on the scheduled vesting dates as if no such event had occurred. Notwithstanding the foregoing, if we become aware of a violation by Mr. Vasos following Early Retirement of any of the Business Protection Provisions, then any of the 2020 Adjusted EBITDA PSUs that vested following Early Retirement shall immediately be forfeited and subject to clawback and any unvested 2020 Adjusted EBITDA PSUs shall immediately be forfeited. See “Payments After a Change in Control” for a discussion of treatment of the 2020 Adjusted EBITDA PSUs awarded to Mr. Vasos if he terminates employment due to Early Retirement within two years following a change in control.

Payments Upon Voluntary Termination
The payments to be made to a named executive officer upon voluntary termination vary depending upon whether the resignation occurs with or without “good reason” (as defined in the governing agreement) or after our failure to offer to renew, extend or replace the applicable employment agreement under certain circumstances.

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EXECUTIVE COMPENSATION

Voluntary Termination with Good Reason or After Failure to Renew the Employment Agreement
If a named executive officer resigns with good reason, he or she will forfeit all then unvested equity awards and generally may exercise any outstanding vested options up to 90 days following the resignation date, but no later than the 10th anniversary of the grant date. Solely with respect to the special stock option award granted to Mr. Vasos on March 16, 2016, Mr. Vasos will be required to hold any net shares acquired upon exercise for a period of time ending on the 5th anniversary of the grant date. If a named executive officer resigns under the circumstances described in (2) below, his or her equity will be treated as described under “Voluntary Termination without Good Reason” below. See “Payments After a Change in Control” for a discussion of treatment of equity awards if a named executive officer resigns with good reason within two years following a change in control.
If a named executive officer resigns (1) with good reason after giving 30 days (90 days in the case of Mr. Vasos) written notice within 30 days after the event purported to give rise to the claim for good reason and opportunity for us to cure any such claimed event within 30 days after receiving such notice, or (2) within 60 days (90 days in the case of Mr. Vasos) of our failure to offer to renew, extend or replace his or her employment agreement before, at or within 6 months (1 year in the case of Mr. Vasos) after the end of the agreement’s term (unless we enter into a mutually acceptable severance arrangement or the resignation is a result of the officer’s retirement or termination other than for good reason), then in each case the officer will receive the following benefits generally on or beginning on the 60th day after termination of employment but contingent upon the execution and effectiveness of a release of certain claims against us and our affiliates in the form attached to the employment agreement:
•
Continuation of base salary, generally as in effect immediately before the termination, for 24 months payable in accordance with our normal payroll cycle and procedures.

•
A lump sum payment of: (1) for Mr. Vasos, two times the amount of his annual target bonus under our annual bonus program for officers in respect of the fiscal year in which his termination occurs; and (2) for each other named executive officer, two times the amount of the average percentage of target bonus paid to such officer under our annual bonus program for officers with respect to our two most recently completed fiscal years (not including a fiscal year for which the Compensation Committee has not yet certified financial performance) for which annual bonuses have been paid to executives under such program multiplied by such officer’s (A) target bonus level and (B) base salary (in each case, as applicable as of the date immediately preceding the employment termination or, if the termination is for good reason due to the reduction of such officer’s target bonus level or base salary, then his or her target bonus level and base salary applicable immediately prior to such reduction). If no bonus was paid to such officer with respect to one or both of the applicable fiscal years due to Dollar General’s performance or to individual performance (as opposed to ineligibility due to length of employment), then such bonus amount shall be zero in calculating the average. If the named executive officer was not eligible for a bonus with respect to one of the two applicable fiscal years due to the length of employment, then such amount shall be calculated based upon the percentage of target bonus to such officer for the applicable fiscal year for which a bonus was paid. If no bonus was paid to the named executive officer with respect to the applicable fiscal years due to length of employment, then no such amount shall be paid.
•
Mr. Vasos also will receive a lump sum payment, payable when annual bonuses are paid to our other senior executives, of a pro-rata portion of the annual bonus, if any, that he would have been entitled to receive for the fiscal year of termination, if such termination had not occurred, based on our performance for the fiscal year in which his employment terminates, multiplied by a fraction, the numerator of which is the number of days during which he was employed by us in the fiscal year and the denominator of which is 365.

•
A lump sum payment of two times our annual contribution that would have been made in respect of the plan year in which such termination occurs for the named executive officer’s participation in our pharmacy, medical, dental and vision benefits programs.

•
Reasonable outplacement services until the earlier of one year or subsequent employment.

Any amounts owed to a named executive officer in the form of salary continuation that would otherwise have been paid during the 60-day period after termination will instead be payable in a single lump sum on the 60th day after such termination and the remainder will be paid in the form of salary continuation payments over the remaining 24-month period as set forth above.
In certain cases, some or all of the payments and benefits provided on termination of employment may be delayed for six months following termination to comply with the requirements of Section 409A of the Internal Revenue Code. Any payment required to be delayed would be paid at the end of the six-month period in a lump sum, and any payments due after the six-month period would be paid at the normal payment date provided for under the applicable employment agreement.

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EXECUTIVE COMPENSATION

To the extent permitted by applicable law, in the event we reasonably believe that the named executive officer engaged in conduct during employment that would have resulted in termination for cause, any unpaid severance amounts under the applicable employment agreement may be forfeited and we may seek to recover such portion of any severance amounts paid under the applicable employment agreement.
The named executive officer will forfeit any unpaid severance amounts, and we retain any other rights we have available under law or equity, upon a material breach of any continuing obligation under the applicable employment agreement or the release, which include the following business protection provisions (the “Business Protection Provisions”):
•
The named executive officer must maintain the confidentiality of, and refrain from disclosing or using, our (a) trade secrets for any period of time as the information remains a trade secret under applicable law and (b) confidential information for a period of two years following the termination date.

•
For a period of two years after the termination date, the named executive officer may not accept or work in a “competitive position” within any state in which we maintain stores at the time of the termination date or any state in which we have specific plans to open stores within six months of that date. For this purpose, “competitive position” means any employment, consulting, advisory, directorship, agency, promotional or independent contractor arrangement between the named executive officer and any person or entity engaged wholly or in material part in the business in which we are engaged (including, but not limited to, those entities identified in the applicable employment agreement), or any person or entity then planning to enter the discount consumable basics retail business, if such officer is required to perform services which are substantially similar to those he or she provided or directed at any time while employed by us.

•
For a period of two years after the termination date, the named executive officer may not actively recruit or induce any of our exempt employees to cease employment with us.

•
For a period of two years after the termination date, the named executive officer may not solicit or communicate with any person or entity who has a business relationship with us and with whom such officer had contact while employed by us, if it would likely interfere with our business relationships or result in an unfair competitive advantage over us.

In addition, each named executive officer’s rights, payments and benefits with respect to any incentive compensation (in the form of cash or equity) shall be subject to any reduction, cancellation, forfeiture or recoupment, in whole or in part, upon the occurrence of certain specified events, as may be required by any applicable law, rule or regulation, by any applicable national exchange, or by a separate Dollar General clawback or recoupment policy.
Voluntary Termination without Good Reason
If a named executive officer otherwise resigns without good reason, he or she will forfeit all then unvested equity awards and generally may exercise any outstanding vested options up to 90 days following the resignation date, but no later than the 10th anniversary of the grant date. Solely with respect to the special stock option award granted to Mr. Vasos on March 16, 2016, Mr. Vasos will be required to hold any net shares acquired upon exercise for a period of time ending on the 5th anniversary of the grant date.
Payments Upon Involuntary Termination
The payments to be made to a named executive officer upon involuntary termination vary depending upon whether termination is with or without “cause” (as defined in the governing document).
Involuntary Termination with Cause
Upon an involuntary termination with cause, a named executive officer will forfeit all unvested equity awards, all vested but unpaid PSUs and all vested but unexercised options.
Involuntary Termination without Cause
Upon an involuntary termination without cause, a named executive officer:
•
Will forfeit all then unvested equity awards.

•
Generally may exercise any outstanding vested options up to 90 days following the termination date, but no later than the 10th anniversary of the grant date. Solely with respect to the special stock option award granted to Mr. Vasos on March 16, 2016, Mr. Vasos will be required to hold any net shares acquired upon exercise for a period of time ending on the 5th anniversary of the grant date.

•
Will receive the same severance payments and benefits on the same terms and conditions (except for the notice and cure provisions) as described under “Voluntary Termination with Good Reason or After Failure to Renew the Employment Agreement” above.

In connection with his departure from the Company effective September 24, 2020 and the execution and effectiveness of a release of certain claims against us and our affiliates substantially in the form attached to his employment agreement, Mr. Reiser was also entitled to receive, pursuant to an amendment to his employment

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EXECUTIVE COMPENSATION

agreement, an additional lump sum cash payment of $1,582,646, less applicable withholdings, in exchange for an extension of the duration of the Business Protection Provisions to two years and six months.
See “Payments After a Change in Control” for a discussion of the treatment of equity awards if a named executive officer is involuntarily terminated without cause within two years following a change in control.
Payments After a Change in Control
Equity Awards
•
Stock Options Awarded Prior to 2016. A named executive officer will have one year from his termination date (but no later than the 10th anniversary of the grant date) in which to exercise outstanding vested options that were granted prior to 2016 if he resigns or is involuntarily terminated within two years following a change in control (as defined in the governing document) under any scenario other than Normal Retirement or involuntary termination with cause, in which respective cases, he instead will have five years from the retirement date (but no later than the 10th anniversary of the grant date) to exercise such vested options and will forfeit any vested but unexercised options held at the time of a termination with cause.

•
Other Stock Options and Performance Share Units. With respect to PSUs, if a change in control (as defined in the governing document) occurs on or before the end of an applicable performance period, and the named executive officer has remained continuously employed until the change in control, the target number of the applicable unvested PSUs shall be deemed earned but otherwise continue to be subject to the service and payment provisions, including applicable pro-ration requirements, of the applicable award agreement, unless the officer experiences a “qualifying termination.” A change in control (as defined in the governing document) that occurs after the end of an applicable performance period with respect to PSUs, or that occurs at any time with respect to stock options, will have no effect upon any such PSUs or such stock options unless the named executive officer experiences a “qualifying termination” or, solely with respect to the 2020 PSUs awarded to Mr. Vasos, a “qualifying early retirement.”

Upon a named executive officer’s “qualifying termination,” which includes involuntary termination without cause or resignation with good reason (unless cause to terminate exists), in each case as defined in the applicable award agreement, as well as voluntary resignation due to Normal Retirement (unless cause to terminate exists) in the case of PSUs, in each case within two years following a change in control (provided that the officer was continuously employed by us until the change in control): (1) all of his or her outstanding unvested options will immediately vest and become exercisable as to 100% of the shares underlying such options on the termination date, and the officer may exercise any outstanding vested options up to three years following the termination date, but no later than the 10th anniversary of the grant date; and (2) all of his or her previously earned, or deemed earned, but unvested PSUs that have not been previously forfeited will immediately vest, become nonforfeitable and be paid on the termination date subject to a six-month delay if applicable to comply with Section 409A of the Internal Revenue Code. To qualify as a resignation with good reason for this purpose, the officer must have provided written notice of the existence of the circumstances providing grounds for resignation with good reason within 30 days of the initial existence of such grounds and must have given us at least 30 days from receipt of such notice to cure such condition. In addition, the resignation must have become effective no later than one year after the initial existence of the condition constituting good reason.
Solely with respect to the 2020 PSUs awarded to Mr. Vasos, if a change in control occurs after the end of the one-year performance period and if Mr. Vasos has been continuously employed by us until the change in control, then upon his “qualifying early retirement,” all of his previously earned, or deemed earned, but unvested 2020 Adjusted EBITDA PSUs that have not been previously forfeited will immediately vest, become nonforfeitable and be paid on the termination date subject to a six-month delay if applicable to comply with Section 409A of the Internal Revenue Code. Notwithstanding the foregoing, if we become aware of a violation by Mr. Vasos following the qualifying early retirement of any of the Business Protection Provisions, then any of the 2020 Adjusted EBITDA PSUs that vested following the qualifying early retirement shall immediately be forfeited and subject to clawback. A “qualifying early retirement” includes a voluntary termination due to Early Retirement that occurs within two years after a change in control.
Other Payments
Except as otherwise described above with respect to equity awards, upon an involuntary termination without cause or a resignation with good reason following a change in control (in each case as defined in the governing document), a named executive officer will receive the same severance payments and benefits as described above under “Voluntary Termination with Good Reason or After Failure to Renew the Employment Agreement.”

422021 Proxy Statement

EXECUTIVE COMPENSATION

In the event of a change in control as defined in Section 280G of the Internal Revenue Code, each named executive officer’s employment agreement provides for capped payments (taking into consideration all payments and benefits covered by such Section 280G) of  $1 less than the amount that would trigger the “golden parachute” excise tax under federal income tax rules (the “excise tax”) unless he or she signs a release and the after-tax benefit would be at least $50,000 more than it would be without capping the payments. In such case, such officer’s payments and benefits would not be capped and he or she would be responsible for the excise tax payment. We would not pay any additional amount to cover the excise tax. The table below reflects the uncapped amounts, subject to reduction in the circumstances described in this paragraph.
Except for Mr. Reiser, for whom a separate table is provided below to reflect payments made in 2020 or which may be made subsequent to 2020 subject to the conditions outlined above, based upon his termination scenario (involuntary termination without cause), the following table reflects potential payments to each named executive officer in various termination and change in control scenarios based on compensation, benefit and equity levels in effect on, and assuming the scenario was effective as of, January 29, 2021. For stock valuations, we have used the closing price of our stock on the NYSE on January 29, 2021 ($194.61). The table below reports only amounts that are increased, accelerated or otherwise paid or owed as a result of the applicable scenario and, as a result, exclude earned but unpaid base salary through the employment termination date and equity awards and CDP/SERP Plan benefits that had vested prior to the event. For more information regarding the CDP/SERP Plan benefits, see “Nonqualified Deferred Compensation Fiscal 2020” above. The table also excludes any amounts that are available generally to all salaried employees and do not discriminate in favor of our executive officers. Other than with respect to Mr. Reiser, the amounts shown are merely estimates. We cannot determine actual amounts to be paid until a termination or change in control scenario occurs.

   2021 Proxy Statement43

EXECUTIVE COMPENSATION

Potential Payments to Named Executive Officers Upon Occurrence of Various Termination Events or Change in Control as of January 29, 2021
Name/Item	Death ($)(3)	Disability ($)(3)	Retirement ($)(4)	Voluntary Without Good Reason ($)	Involuntary Without Cause or Voluntary With Good Reason ($)	Involuntary With Cause ($)	Change in Control With Qualifying Termination ($)
Mr. Vasos
Equity Vesting Due to Event(1)	62,673,543	62,673,543	n/a	n/a	n/a	n/a	42,888,323
Cash Severance	6,075,000	n/a	n/a	n/a	12,825,000	n/a	12,825,000
Health Payment	n/a	n/a	n/a	n/a	24,145	n/a	24,145
Outplacement(2)	n/a	n/a	n/a	n/a	8,500	n/a	8,500
Life Insurance Proceeds	3,375,000	n/a	n/a	n/a	n/a	n/a	n/a
Total	72,123,543	62,673,543	n/a	n/a	12,857,645	n/a	55,745,968
Mr. Garratt
Equity Vesting Due to Event(1)	10,649,632	10,649,632	n/a	n/a	n/a	n/a	7,194,526
Cash Severance	1,736,125	n/a	n/a	n/a	2,899,208	n/a	2,899,208
Health Payment	n/a	n/a	n/a	n/a	16,068	n/a	16,068
Outplacement(2)	n/a	n/a	n/a	n/a	8,500	n/a	8,500
Life Insurance Proceeds	1,930,000	n/a	n/a	n/a	n/a	n/a	n/a
Total	14,315,757	10,649,632	n/a	n/a	2,923,775	n/a	10,118,301
Mr. Owen
Equity Vesting Due to Event(1)	12,835,980	12,835,980	n/a	n/a	n/a	n/a	8,677,943
Cash Severance	2,484,144	n/a	n/a	n/a	3,596,316	n/a	3,596,316
Health Payment	n/a	n/a	n/a	n/a	24,952	n/a	24,952
Outplacement(2)	n/a	n/a	n/a	n/a	8,500	n/a	8,500
Life Insurance Proceeds	2,071,000	n/a	n/a	n/a	n/a	n/a	n/a
Total	17,391,124	12,835,980	n/a	n/a	3,629,768	n/a	12,307,711
Ms. Taylor
Equity Vesting Due to Event(1)	10,614,531	10,614,531	n/a	n/a	n/a	n/a	7,213,527
Cash Severance	1,368,961	n/a	n/a	n/a	2,286,069	n/a	2,286,069
Health Payment	n/a	n/a	n/a	n/a	24,249	n/a	24,249
Outplacement(2)	n/a	n/a	n/a	n/a	8,500	n/a	8,500
Life Insurance Proceeds	1,522,000	n/a	n/a	n/a	n/a	n/a	n/a
Total	13,505,492	10,614,531	n/a	n/a	2,318,819	n/a	9,532,345
Mr. Wenkoff
Equity Vesting Due to Event(1)	10,199,454	10,199,454	n/a	n/a	n/a	n/a	6,953,748
Cash Severance	1,180,125	n/a	n/a	n/a	1,970,727	n/a	1,970,727
Health Payment	n/a	n/a	n/a	n/a	24,952	n/a	24,952
Outplacement(2)	n/a	n/a	n/a	n/a	8,500	n/a	8,500
Life Insurance Proceeds	1,312,000	n/a	n/a	n/a	n/a	n/a	n/a
Total	12,691,579	10,199,454	n/a	n/a	2,004,179	n/a	8,957,927

(1)
For the portion of the 2019 and 2020 PSUs that are subject to performance for periods ending after January 29, 2021, the value included in the Death and Disability columns assumes a maximum payout of 300%, prorated for a death or disability termination scenario occurring on January 29, 2021.

(2)
Estimated based on information provided by our outplacement services provider.

(3)
In addition to the amounts reported above, dependent upon the cause of death or the loss suffered, a named executive officer also may be eligible to receive payment of up to $50,000 under our group accidental death & dismemberment program.

(4)
None of the named executive officers were eligible for retirement (including early retirement for Mr. Vasos) on January 29, 2021.

Payments to Mr. Reiser
Mr. Reiser	Payments in Connection with Termination ($)
Cash Payment for Extension of Business Protection Provisions	1,582,646
Equity Vesting Due to Event	n/a
Cash Severance	2,642,908
Health Payment	23,005
Outplacement(1)	8,500
Life Insurance Proceeds	n/a
Total	4,257,059

(1)
Estimated based on information provided by our outplacement services provider.

442021 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation
None of Ms. Fili-Krushel or Messrs. Bryant and McGuire, each of whom was a member of our Compensation Committee during all or a portion of 2020: (1) was at any time during 2020 an officer or employee, or was at any time prior to 2020 an officer, of Dollar General or any of our subsidiaries; or (2) had any relationship requiring disclosure under “Transactions with Management and Others.” Also, none of our executive officers serves, or in the past fiscal year has served, as a director or compensation committee (or equivalent committee) member of any entity that has an executive officer serving as a Dollar General director or Compensation Committee member.
Compensation Risk Considerations
In March 2021, our Compensation Committee, with input from its compensation consultant and management, conducted a risk assessment of our compensation program for employees, including executive officers. The assessment included a review of our compensation programs for certain design features which could potentially encourage excessive risk-taking or otherwise create risk to Dollar General. The Committee concluded, after considering the degree to which risk-aggravating factors were offset by risk-mitigating factors, that the net risks created by our overall compensation program are not reasonably likely to have a material adverse effect on Dollar General.
Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and our Chief Executive Officer (our “CEO”). This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below.
The 2020 annual total compensation of the median compensated employee (a part-time store associate) of our temporary, part-time and full-time employee base who were employed as of the last day of our 2020 fiscal year (January 29, 2021), other than our CEO, was $16,688; our CEO’s 2020 annual total compensation was $16,452,823; and the ratio of these amounts is 1:986.
As of January 29, 2021, our total population, excluding the CEO, consisted of 152,024 compensated employees, of which 94 were located in non-U.S. jurisdictions as follows: Hong Kong (14); China (79); and Turkey (1). Pursuant to SEC rules, we excluded all such 94 non-U.S. employees. After applying this exemption, the employee population used to identify the median employee consisted of 151,930 temporary, part-time and full-time employees located solely in the U.S.
To identify the median compensated employee, we used W-2 Box 5 Medicare wages for the period from February 1, 2020 (the first day of our 2020 fiscal year) through January 29, 2021 (the last day of our 2020 fiscal year), with such amounts annualized for those permanent employees who did not work for the full year. Our determination of the median compensated employee yielded two potential median compensated employees because the median population we used had an even number of employees. From the two employees, we selected as the median compensated employee the employee who worked more of the year than the other.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

   2021 Proxy Statement45

SECURITY OWNERSHIP
The following tables show the amount of our common stock beneficially owned by the listed persons as of March 12, 2021. For purposes of such tables, a person “beneficially owns” a security if that person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days. Unless otherwise noted, to our knowledge these persons have sole voting and investment power over the shares listed. Percentage computations are based on 239,264,252 shares of our common stock outstanding as of March 12, 2021.
Security Ownership of Certain Beneficial Owners
The following table pertains to beneficial ownership by those known by us to beneficially own more than 5% of our common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
T. Rowe Price Associates, Inc.(1)	20,481,800	8.6%
The Vanguard Group(2)	19,178,414	8.0%
BlackRock, Inc.(3)	17,574,737	7.3%

(1)
T. Rowe Price Associates, Inc. has sole power to vote or direct the vote of 7,372,703 shares and sole power to dispose or direct the disposition of 20,481,800 shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. All information is based solely on Amendment No. 6 to Statement on Schedule 13G filed on February 16, 2021.

(2)
The Vanguard Group, through various subsidiaries, has shared power to vote or direct the vote of 458,349 shares, sole power to dispose or direct the disposition of 18,044,927 shares, and shared power to dispose or direct the disposition of 1,133,487 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. All information is based solely on Amendment No. 7 to Statement on Schedule 13G filed on February 10, 2021.

(3)
BlackRock, Inc., through various subsidiaries, has sole power to vote or direct the vote of 15,547,412 shares and sole power to dispose or direct the disposition of 17,574,737 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. All information is based solely on Amendment No. 6 to Statement on Schedule 13G filed on January 29, 2021.

462021 Proxy Statement

SECURITY OWNERSHIP

Security Ownership of Officers and Directors
The following table pertains to beneficial ownership of our directors, nominees and named executive officers individually and to our current directors and all of our current executive officers as a group. These persons may be contacted at our executive offices.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Warren F. Bryant	38,676	*
Michael M. Calbert(3)	108,688	*
Patricia D. Fili-Krushel(4)	25,671	*
Timothy I. McGuire	6,037	*
William C. Rhodes, III(5)	49,206	*
Debra A. Sandler	478	*
Ralph E. Santana	—	—
Todd J. Vasos	835,797	*
John W. Garratt	110,558	*
Jeffery C. Owen	186,227	*
Rhonda M. Taylor	119,940	*
Carman R. Wenkoff	67,512	*
Jason S. Reiser	2,530	*
All current directors and executive officers as a group (17 persons)(3)(4)(5)	1,741,434	*

*
Denotes less than 1% of class.

(1)
Share totals have been rounded to the nearest whole share.

(2)
Includes the following number of shares (1) underlying RSUs (including RSUs credited, where applicable, as a result of dividend equivalents earned with respect to the RSUs) and earned PSUs that are or could be settleable within 60 days of March 12, 2021 over which the person will not have voting or investment power until the applicable RSUs and PSUs are settled, and (2) subject to options exercisable either currently or within 60 days of March 12, 2021 over which the person will not have voting or investment power until exercised: Mr. Bryant (2,991 RSUs; 13,013 options); Mr. Calbert (20,979 RSUs; 13,013 options); Ms. Fili-Krushel (956 RSUs; 12,892 options); Mr. McGuire (956 RSUs); Mr. Rhodes (956 RSUs; 13,013 options); Ms. Sandler (478 RSUs); Mr. Vasos (89,359 PSUs; 626,083 options); Mr. Garratt (15,634 PSUs; 85,850 options); Mr. Owen (17,608 PSUs; 151,405 options); Ms. Taylor (15,520 PSUs; 80,091 options); Mr. Wenkoff  (14,580 PSUs; 50,683 options); and all current directors and executive officers as a group (30,441 RSUs; 166,266 PSUs; 1,193,776 options). Such shares are considered outstanding for computing the percentage owned by each named person and by the group but not for any other person. Excludes shares underlying RSUs that are vested but deferred at the election of Mss. Fili-Krushel and Sandler and Mr. Santana, but over which such persons will not have voting or investment power until the applicable RSUs are settled on a date that is later than 60 days after March 12, 2021.

(3)
Mr. Calbert shares voting and investment power over 51,000 shares with his spouse, Barbara Calbert, as co-trustee of The Michael and Barbara Calbert 2007 Joint Revocable Trust.

(4)
Ms. Fili-Krushel shares voting and investment power over 2,528 shares with her spouse, Kenneth Krushel.

(5)
Mr. Rhodes shares voting and investment power over 16,367 shares with his spouse, Amy Rhodes, as power of attorney of The Amy Plunkett Rhodes Revocable Living Trust, dated July 30, 2014.

   2021 Proxy Statement47

PROPOSAL 2: Advisory Vote to Approve Named Executive Officer Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders each year with an opportunity to vote on an advisory basis on the compensation paid to our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. Accordingly, you may vote on the following resolution at the annual meeting: “RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Dollar General’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures in this proxy statement.”
As discussed in detail in the “Compensation Discussion and Analysis” section, the Compensation Committee actively oversees our executive compensation program, adopting changes and awarding compensation as appropriate to reflect Dollar General’s circumstances and to promote the main objectives of the program. Our compensation programs are designed to attract, retain and motivate persons with superior ability, to reward outstanding performance, and to align the long-term interests of our named executive officers with those of our shareholders. Under these programs, our named executive officers are rewarded for the achievement of specific annual and long-term goals and the realization of increased shareholder value. We firmly believe that the information we have provided in this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure alignment of management’s and shareholders’ interests to support long-term value creation. At our 2020 annual meeting of shareholders, over 92% of shareholder votes were cast in support of our executive compensation program.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. This vote also is not a vote on director compensation, as described under “Director Compensation,” or on our compensation policies as they relate to risk management, as described under “Compensation Risk Considerations” in the “Executive Compensation” section.
Our Board of Directors is asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement in accordance with SEC rules by voting for this proposal. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded and will not be binding on or overrule any decisions by the Compensation Committee or the Board. Nonetheless, our Board and the Compensation Committee value our shareholders’ views and intend to consider the outcome of the vote, along with other relevant factors, when making future named executive officer compensation decisions.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

482021 Proxy Statement

AUDIT COMMITTEE REPORT
The Audit Committee of our Board of Directors has:
•
reviewed and discussed with management the audited financial statements for the fiscal year ended January 29, 2021,

•
discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC,

•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and

•
discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based on these reviews and discussions, the Audit Committee unanimously recommended to the Board of Directors that Dollar General’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 29, 2021 for filing with the SEC.
This report has been furnished by the members of the Audit Committee:
•
William C. Rhodes, III, Chairman

•
Warren F. Bryant

•
Debra A. Sandler

The above Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Dollar General filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Dollar General specifically incorporates this report by reference therein.

   2021 Proxy Statement49

PROPOSAL 3: Ratification of Appointment of Auditors
Who is responsible for the selection of the independent auditor?
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.
Is the Audit Committee involved in the lead audit partner selection process?
Yes. Prior to the selection of a lead audit partner, the Chairman of the Audit Committee, typically one additional Audit Committee member, and the Chairman of the Board interview the candidates. Following the interviews, the Audit Committee discusses each candidate’s credentials, experience level and independence prior to making the final selection.
Does the Audit Committee evaluate the independent auditor and the lead audit partner?
Yes. The Audit Committee annually evaluates the lead audit partner, as well as the independent auditor’s qualifications, performance and independence. The evaluation, which includes the input of management, entails consideration of a broad range of factors, including the quality of services and sufficiency of resources that have been provided; the skills, knowledge and experience of the firm and the audit team; the effectiveness and sufficiency of communications and interactions; independence and level of objectivity and professional skepticism; reasonableness of fees; and other factors.
Who has the Audit Committee selected as the independent auditor?
After conducting the evaluation process discussed above, the Audit Committee selected Ernst & Young LLP as our independent auditor for the 2021 fiscal year. Ernst & Young LLP has served in that capacity since October 2001. The Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young LLP is in the best interests of Dollar General and our shareholders.
Will representatives of Ernst & Young LLP attend the annual meeting?
Representatives of Ernst & Young LLP have been requested and are expected to attend the annual meeting. These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
What if shareholders do not ratify the appointment?
The Audit Committee is not bound by a vote either for or against the firm. If the shareholders do not ratify this appointment, our Audit Committee will consider that result in selecting our independent auditor in the future.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of Ernst & Young LLP as our independent auditor for the 2021 fiscal year.

502021 Proxy Statement

FEES PAID TO AUDITORS
The table below lists the aggregate fees for professional audit services rendered to us by Ernst & Young LLP for the audit of our consolidated financial statements for the past two fiscal years and fees billed for other services rendered by Ernst & Young LLP during the past two fiscal years. Information related to audit fees for 2020 includes amounts billed through January 29, 2021, and additional amounts estimated to be billed for the 2020 period for services rendered.

Service	2020 Aggregate Fees Billed ($)	2019 Aggregate Fees Billed ($)
Audit Fees(1)	2,704,793	2,700,625
Audit-Related Fees(2)	—	—
Tax Fees(3)	2,231,915	1,563,430
All Other Fees(4)	6,450	7,100

(1)
Represents for each fiscal year the aggregate fees billed for professional services for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Represents for each fiscal year the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Represents for each fiscal year the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. 2020 and 2019 fees relate primarily to tax compliance services, which represented $1,903,870 and $1,438,430 in 2020 and 2019, respectively, for work related to work opportunity tax credit assistance, foreign sourcing offices’ tax compliance, state tax credit assistance, and other federal job credits. The remaining tax fees for each such year are for tax advisory services related to inventory, as well as income tax advisory services.

(4)
Represents for each fiscal year the aggregate fees billed for other products and services, which in each year consisted solely of subscription fees to an on-line accounting research tool.

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditor. Where feasible, the Committee considers and, when appropriate, pre-approves services at regularly scheduled meetings after disclosure by management and the independent auditor of the nature of the proposed services, the estimated fees (when available), and their opinions that the services will not impair the independence of the independent auditor. The Committee’s Chairman (or any Committee member if the Chairman is unavailable) may pre-approve such services between Committee meetings and must report to the Committee at its next meeting with respect to all services so pre-approved. The Committee pre-approved 100% of the services provided by Ernst & Young LLP during 2020 and 2019.

   2021 Proxy Statement51

PROPOSAL 4: Vote to Approve the 2021 Stock Incentive Plan
What are shareholders being asked to approve?
Our Board of Directors is asking you to approve our 2021 Stock Incentive Plan, a copy of which is attached as Appendix A to this proxy statement. On March 16, 2021, upon the recommendation of our Compensation Committee, the Board approved the 2021 Stock Incentive Plan, subject to shareholder approval at the annual meeting. If approved by shareholders, the 2021 Stock Incentive Plan, which will reserve up to 11,850,000 shares of Dollar General common stock for issuance, will become effective as of May 26, 2021 and will replace the Dollar General Corporation Amended and Restated 2007 Stock Incentive Plan (the “Prior Plan”). If shareholders do not approve the 2021 Stock Incentive Plan, we may continue to grant awards under the Prior Plan through June 1, 2022. The material features of the 2021 Stock Incentive Plan are summarized below. The summary is not a complete description of all provisions of the 2021 Stock Incentive Plan and is subject to, and qualified in its entirety by, the provisions of the 2021 Stock Incentive Plan. Throughout this proposal, we also may refer to the 2021 Stock Incentive Plan as “the plan.”
What will happen to the Prior Plan if shareholders approve this proposal?
The Prior Plan is the only equity incentive compensation plan under which we currently have authority to grant equity incentive awards. As of March 17, 2021, we had 13,420,491 shares of common stock remaining available for grants under the Prior Plan. The closing price of our common stock as reported on the NYSE on March 17, 2021 was $187.51. If shareholders approve the 2021 Stock Incentive Plan, no new awards will be granted under the Prior Plan after the annual meeting. Awards previously granted under the Prior Plan will remain outstanding in accordance with their terms, but none of the remaining shares of common stock authorized under the Prior Plan will be transferred to or used under the 2021 Stock Incentive Plan nor will any awards under the Prior Plan that are forfeited increase the shares available for awards under the 2021 Stock Incentive Plan.
We may continue to grant awards under the Prior Plan prior to the annual meeting, however we will reduce the number of shares of Dollar General common stock that are reserved under the 2021 Stock Incentive Plan by one (1) share for every one (1) share that is granted under the Prior Plan after March 16, 2021 and prior to the effective date of the 2021 Stock Incentive Plan. We anticipate granting restricted stock units under the Prior Plan on May 25, 2021 to each of our non-employee Board members (subject to forfeiture if the vesting requirements are not met, including upon the Board’s acceptance of a resignation after a failure to be re-elected at the annual meeting) with an estimated value of  $165,000 per non-employee director, with the number of units determined based on a 30-day average closing price for a period ending 15 trading days prior to the grant date. Accordingly, the number of units anticipated to be granted to each non-employee director currently cannot be determined. Consistent with historical practice, we may also grant awards for new hires and promotions under the Prior Plan prior to the annual meeting. If, as anticipated, the non-employee director awards are granted on May 25, 2021 and new hire and promotion awards are granted prior to the annual meeting, the number of shares remaining available for grants under the Prior Plan will be lower than the 13,420,491 shares of common stock disclosed above as remaining available as of March 17, 2021.
Why should shareholders approve this proposal?
Our Board of Directors believes the 2021 Stock Incentive Plan is important to our long-term success and continued growth. The plan is designed to attract and retain non-employee directors, management and other key personnel and service providers, to motivate management personnel to achieve long-range goals, and to further align the interests of participants in the plan with those of our shareholders.
As a replacement for the Prior Plan, we believe the reservation of shares for issuance under the 2021 Stock Incentive Plan is necessary for Dollar General to continue to offer a competitive compensation program that emphasizes pay-for-performance and places a significant percentage of executive compensation “at risk.” As discussed further in “Compensation Discussion and Analysis,” equity awards are a fundamental component of our executive compensation program and an integral part of our pay-for-performance philosophy, and awards under the 2021 Stock Incentive Plan are intended to promote the long-term financial interests of Dollar General and our shareholders and to align management’s interests with those of our shareholders. Equity awards also comprise a significant portion of our non-employee director compensation program as discussed further under “Director Compensation” in this proxy statement.
If shareholders approve this proposal, we may grant awards under the 2021 Stock Incentive Plan through May 25, 2031, subject to continued availability of shares under the plan.

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What are some highlights of the 2021 Stock Incentive Plan?
We believe the 2021 Stock Incentive Plan design, including the features summarized below, reflects our commitment to sound practices and effective management of equity compensation and promotes a strong alignment with shareholders’ interests:
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No Evergreen Provision. Shares authorized for issuance under the 2021 Stock Incentive Plan are not automatically replenished.

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No Liberal Share Recycling. Under the 2021 Stock Incentive Plan, shares used to pay the exercise price of a stock option or stock appreciation right (a “SAR”) or to satisfy tax withholding obligations in connection with an award will not be added back to the aggregate plan limit. In addition, the gross number of shares associated with the exercise of a stock option or a SAR, and not just the net shares issued upon exercise, will count against the aggregate plan limit.

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No Discounted Stock Options or SARs. The 2021 Stock Incentive Plan prohibits the grant of stock options and SARs with an exercise price that is less than the fair market value of our common stock on the grant date.

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No Repricing of Stock Options or SARs. The 2021 Stock Incentive Plan generally prohibits the repricing of stock options and SARs without shareholder approval, including cancelling a stock option or SAR in exchange for another award or for cash when the per share exercise price exceeds the fair market value of the underlying shares.

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Limits on Dividends and Dividend Equivalents. The 2021 Stock Incentive Plan prohibits the payment of dividends or dividend equivalents on stock options and SARs. The plan also provides that any dividends or dividend equivalents in connection with any award subject to performance-based vesting or any restricted stock unit may only be paid to the extent the underlying award is earned and vested under the plan.

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Clawback Provisions. Awards granted under the 2021 Stock Incentive Plan will be subject to forfeiture or recoupment as may be required by applicable law, regulation or stock exchange requirement or the terms of any clawback policy in effect at Dollar General from time to time. Currently, all executive officers are subject to the terms of our internal clawback policy.

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Term of the 2021 Stock Incentive Plan. No awards may be granted under the 2021 Stock Incentive Plan more than ten years from the date of shareholder approval.

How does the 2021 Stock Incentive Plan work?
A summary of the 2021 Stock Incentive Plan’s provisions is set forth below. This summary is qualified in its entirety by reference to the complete text of the 2021 Stock Incentive Plan attached as Appendix A.
Administration. The 2021 Stock Incentive Plan will be administered by the Compensation Committee (or an appropriate sub-committee thereof) unless our Board of Directors determines otherwise. Within this Proposal 4, we refer to the individuals administering the plan as the “Committee.” Subject to the provisions of the plan, the Committee has the authority to select participants to receive awards, to determine the types, terms and conditions of awards, to amend or waive any term or condition of an outstanding award agreement, to establish, amend or waive rules for the plan’s administration, to interpret provisions of the plan and award agreements, and make all other determinations for the administration of the plan and the awards. The Committee may delegate to our Chief Executive Officer all or part of its authority under the plan with respect to awards to employees who are not executive officers.
Shares Subject to the 2021 Stock Incentive Plan. Subject to approval by shareholders, a total of 11,850,000 shares of common stock is reserved for awards which may be issued under the 2021 Stock Incentive Plan; provided, however, that such reserve will be reduced by one (1) share for every one (1) share that is granted under the Prior Plan after March 16, 2021 and prior to the effective date of the 2021 Stock Incentive Plan.
In general, if any award granted under the 2021 Stock Incentive Plan terminates, is forfeited, expires or lapses for any reason other than as a result of exercise or settlement, or if shares issued pursuant to an award are forfeited, the shares associated with such award will be available for future awards under the plan. In contrast, any shares withheld by the Company, delivered by the participant, or otherwise used to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations associated with an award will not be available for future awards under the plan. Further, in the event shares are delivered or withheld pursuant to the exercise of a stock option or SAR, the number of shares available for future awards under the plan will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon the exercise.
Eligibility. The 2021 Stock Incentive Plan provides that awards may be granted to non-employee directors of the Company and to key employees and consultants of the Company and certain of our subsidiaries as determined by the Committee in its discretion. Key employees include officers or other employees who, in the opinion of the Committee, have been or can be

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involved in the management, growth, profitability or protection of, or have performed or can perform services of importance to, the Company or certain of our subsidiaries. Consultants include certain individuals providing bona fide consulting or advisory services to the Company or certain of our subsidiaries. If shareholders approve this proposal, approximately 2,410 employees and seven non-employee directors would be eligible to receive awards under the plan as of March 17, 2021, based on our historic compensation practices. While the number of potentially eligible consultants is not known with specificity, no consultants received awards under the Prior Plan, and we have no current plans to make any future awards to consultants under the 2021 Stock Incentive Plan.
Non-Employee Director Award Limit. From time to time, our Board of Directors (or if delegated by the Board and allowed by law and by the exchange on which our common stock is listed, the Committee) establishes the form and amount of compensation for our non-employee directors in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it determines relevant. However, the sum of any cash compensation paid outside of, and the grant date fair value of awards granted under, the 2021 Stock Incentive Plan during a given fiscal year to a non-employee director for service as a non-employee director may not exceed $750,000. The Board (or the Committee, if applicable) may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Types of Awards under the 2021 Stock Incentive Plan. Awards under the 2021 Stock Incentive Plan may be in the form of stock options, SARs, and other stock-based awards, including without limitation performance-based awards.
(a) Stock Options
A stock option entitles the participant to purchase shares of the Company’s common stock at a stated exercise price. Stock options granted under the 2021 Stock Incentive Plan may be nonqualified stock options or incentive stock options, although non-employee directors and consultants are not eligible to receive incentive stock options. The total number of shares of common stock reserved for issuance under the plan (not to exceed 11,850,000) may be issued pursuant to the exercise of incentive stock options granted under the plan. At the time the stock option is granted, the Committee will determine the exercise period, the exercise price, vesting requirements, expiration date, and such other terms, conditions or restrictions on the grant or exercise of the stock option as the Committee deems appropriate. However, the exercise price cannot be less than 100% of the shares’ fair market value on the grant date (or, in the case of an incentive stock option granted to a shareholder who owns more than 10% of our outstanding shares, 110% of the shares’ fair market value on the grant date) and the expiration date may not exceed ten years from the grant date (or, in the case of an incentive stock option granted to a shareholder who owns more than 10% of our outstanding shares, five years from the grant date). Further, the value in incentive stock options, based on the shares’ fair market value on the grant date, that can be exercisable for the first time in any calendar year under the plan or any other similar plan that we maintain is limited to $100,000 per participant, provided that if incentive stock options that can be exercisable for the first time by any participant in any calendar year exceed such amount, the excess stock options will be treated as nonqualified stock options to the extent permitted by law. A participant may pay the exercise price in cash, by delivery of shares of common stock having a fair market value at the time of exercise equal to the exercise price, by the Company withholding shares otherwise issuable upon the exercise having a fair market value at the time of exercise equal to the exercise price, through a “cashless exercise” involving a broker, or by a combination of these methods. Holders of stock options will have no right to vote the shares underlying the stock options and no right to dividends or dividend equivalents on the underlying shares but after issuance of the shares upon exercise of the stock option will have the right to vote and receive future dividends on such shares.
(b) SARs
A SAR represents the right to receive with respect to a specified number of shares of the Company’s common stock an amount equal to the excess of the fair market value of the shares on the date the SAR is exercised over the exercise price of the SAR. The Committee will determine the exercise price, expiration date and any other terms, conditions and restrictions of the SAR at the time the SAR is granted. However, the exercise price cannot be less than 100% of the shares’ fair market value on the grant date and the expiration date may not exceed 10 years from the grant date. Payment of the amount shall be made at the time of exercise in cash, in shares of common stock valued at the fair market value on the date of exercise, or in a combination of these methods as determined by the Committee. The participant does not pay anything upon exercise of the SAR (except for required tax withholding). Holders of SARs will have no right to vote the shares underlying the SAR and no right to dividends or dividend equivalents on the underlying shares but after issuance of shares, if any, in payment of the SAR upon exercise will have the right to vote and receive future dividends on such shares.

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(c) Other Stock-Based Awards
The Committee may grant or sell to participants under the 2021 Stock Incentive Plan:
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unrestricted shares;

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restricted shares (which are shares that are subject to forfeiture and may not be transferred by a participant until certain restrictions established by the Committee lapse);

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performance-based awards (which are awards that are subject to forfeiture pending attainment of performance objectives and any other conditions established by the Committee); and

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awards that are valued by reference to or are based on the fair market value, or a number of shares, of our common stock or are payable in the form of shares of our common stock (including, without limitation, restricted stock units (which represent the right to receive shares of our common stock or the cash equivalent thereof when certain restrictions established by the Committee lapse) and performance share units (which are restricted stock units that are subject to forfeiture pending attainment of performance objectives and any other conditions established by the Committee)).

In this proposal, we sometimes refer to these awards as “Other Stock-Based Awards.” Subject to the provisions of the plan, the Committee will determine the form, terms and conditions of Other Stock-Based Awards, including the vesting provisions, which may include the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives, the periods, if any, during which the awards are subject to limitations on transfer, whether such awards will be settled in shares, in cash, or in a combination of shares and cash, and the time and manner of payment. Further, for any Other Stock-Based Award subject to performance-based vesting, exercisability or other conditions, the Committee will determine the performance goal(s) and the performance period(s) during which the performance goal(s) must be met. Attainment of any performance goal is subject to the Committee’s certification. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. In the Committee’s sole discretion, if allowed by the award agreement, the Committee may adjust the compensation or economic benefit due upon attainment of performance goals and adjust the performance goals themselves.
Holders of unrestricted shares will have the right to vote and to dividends on the shares upon issuance. Unless otherwise provided in the applicable award agreement, holders of restricted shares will have the right to vote the shares upon issuance, including during any period of restriction, and will have the right to dividends on the shares which will be accumulated and paid to the extent the restricted shares vest when the restrictions established by the Committee lapse. Other Stock-Based Awards that represent a right will have no right to vote any shares underlying the award and may have the right to dividend equivalents on the underlying shares to the extent the underlying shares vest, provided that no dividend equivalents will be paid with respect to an award with performance-based vesting, exercisability or other conditions except to the extent such performance-based vesting, exercisability or other conditions have been satisfied.
Performance Goals under the 2021 Stock Incentive Plan. Under the 2021 Stock Incentive Plan, at the Committee’s discretion, a performance goal may be particular to a participant, and may include or be based on or derived from, but is not limited to, one or more of the following performance criteria: (i) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth; (ii) return measures (including but not limited to return on assets, net assets, capital, invested capital, equity, tangible equity, tangible common equity, sales, revenue, or operating revenue); (iii) total shareholder equity; (iv) operating revenue; (v) book value or book value growth, book value per share or per common share or growth in book value per share or per common share; (vi) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share; (vii) asset quality; (viii) dividends or dividends paid; (ix) diluted or basic earnings per share or diluted or basic earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization); (x) net earnings (either before or after taxes); (xi) share price or increases therein; (xii) profits or profit growth (including but not limited to net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures); (xiii) cash flow (including but not limited to operating cash flow, free cash flow (either before or after dividends), and cash flow return on capital); (xiv) cash from operations; (xv) operating or other expenses or growth thereof; (xvi) operating efficiency; (xvii) shareholder return measures (including but not limited to total shareholder return, relative total shareholder return or comparative total shareholder return); (xviii) net sales or revenues or growth thereof; (xix) improvement in or attainment of working capital levels; (xx) improvement in or attainment of expense, shrink, or inventory levels; (xxi) capital expenditures;

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(xxii) costs or cost control measures; (xxiii) regulatory compliance or ratings; (xxiv) gross, operating or other margins; (xxv) operating ratio; (xxvi) income or net income (either before or after taxes); (xxvii) operating income, net operating income, or core net operating income; (xxviii) productivity or productivity ratios; (xxix) satisfactory internal or external audits; (xxx) improvement of financial ratings; (xxxi) achievement of balance sheet, income statement or cash flow objectives; (xxxii) quality measures; (xxxiii) peer ranking or peer performance based on a public index or based on a Committee-determined group of peers; (xxxiv) debt reduction; (xxxv) achievement of risk management objectives; (xxxvi) achievement of strategic performance or operating objectives or other strategic or operating objectives; (xxxvii) achievement of merger or acquisition objectives; (xxxviii) implementation, management or completion of critical projects or processes; (xxxix) market capitalization; (xl) total enterprise value (market capitalization plus net debt); (xli) economic value added; (xlii) total economic return; (xliii) selling, general and administrative expense; (xliv) debt leverage (debt to capital); (xlv) market share; (xlvi) customer satisfaction; (xlvii) safety; (xlviii) environmental, social, diversity or other corporate responsibility goals; or (xlvix) any component or components of or derived from the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments; nonrecurring items; unusual or infrequent items; non-budgeted items; special charges; costs, fees, expenses and/or accruals related to any asset sale, merger, acquisition, reorganization, and/or restructuring program or related to any offering of the Company’s common stock or other security; disaster-related charges; gains or losses associated with the Company’s LIFO computation; changes in tax law, accounting principles or other laws or provisions affecting the Company’s reported results; and/or other losses, gains or other factor determined by the Committee). The foregoing criteria may relate to the Company, one or more of its affiliates or subsidiaries or one or more of its or their divisions, business units, lines of business or business segments, or any combination of the foregoing, and may be measured quarterly, annually or cumulatively over a period of years or partial years, all as the Committee shall determine. Performance goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.
Transferability. Unless otherwise permitted by the Committee, no award granted under the 2021 Stock Incentive Plan may be sold, transferred, assigned, pledged, or otherwise encumbered by a participant other than by will or the laws of descent and distribution and, for restricted shares, until termination of the restriction period. No transfer of an award or of any right or interest in an award may be made for consideration. No election as to benefits and no exercise of any award or of rights with respect to any award may be made during a participant’s lifetime by anyone other than the participant except by a legal representative or guardian appointed for or by the participant or, after a participant’s death, by the legatees, personal representatives or distributees of the participant.
Termination of Employment or Service. Nothing contained in the 2021 Stock Incentive Plan affects our right to terminate any participant’s employment or other service relationship at any time or for any reason nor gives any participant any right to be engaged by or retained in the service of the Company or any of its subsidiaries. The plan does not constitute an inducement or consideration for the employment or service of any participant nor is it a contract between the Company or any of its subsidiaries and any participant. The Committee may provide for no, partial or full vesting in connection with the termination of a participant’s employment or service on such basis as it deems appropriate.
Effect of Change in Control. In the event of a “change in control” (as defined in the 2021 Stock Incentive Plan), the Committee, as constituted before the change in control, in its discretion and without the consent of the participant, may, as to any outstanding award, either at the time the award is made or any time thereafter, subject to compliance with Internal Revenue Code Section 409A, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such award so that the award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such award, for an amount of cash equal to the amount which could have been obtained upon the exercise of the award or realization of a participant’s rights had the award been currently exercisable or payable; (iii) provide for the replacement of any such share-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control and to retain the economic value of the award; (v) provide that for a period of at least ten business days prior to the change in control, any stock options or SARs shall be exercisable, to the extent

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applicable, as to all shares subject thereto and that upon the occurrence of the change in control, such awards shall terminate and be of no further force and effect; or (vi) cause any such award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control. The Committee may take any of the foregoing actions with respect to any outstanding award or group or type of awards, and shall not be required to apply any of the foregoing actions uniformly to all outstanding awards.
Adjustments for Changes in Capitalization and Similar Changes. Upon any share dividend, share split, spin-off, share combination, reclassification, recapitalization, liquidation, dissolution, reorganization, merger in which the Company is the surviving corporation, “change in control” (as defined in the 2021 Stock Incentive Plan), payment of a dividend (other than a cash dividend paid as part of a regular dividend program), exchange of shares or other corporate exchange, change in the Company’s capital stock, equity restructuring, or other similar transaction or occurrence that affects the Company’s equity securities or their value, the Committee will adjust the number and kind of shares or other securities to be issued under the plan (under outstanding awards and awards to be granted in the future under the plan), adjust the exercise prices related to outstanding awards, adjust applicable annual limits on awards which thereafter may be made under the plan, and/or take such other action (including, without limitation, providing for the payment of a cash amount to holders of outstanding awards), in each case as it deems reasonably necessary to address, on an equitable basis, the effect of the applicable corporate event on the plan and any outstanding awards.
Repricing Prohibitions. Other than as provided in the 2021 Stock Incentive Plan in connection with a change in control as described under “Effect of Change in Control” above or an event described in “Adjustments for Changes in Capitalization and Similar Changes” above, the plan prohibits the repricing of stock options and SARs without shareholder approval, including: (1) lowering the exercise price of an outstanding stock option or SAR; (2) cancelling an outstanding stock option or SAR when the exercise price exceeds the fair market value of the underlying shares in exchange for another award or cash; or (3) taking any other action that would be treated as a repricing under the rules and regulations of the primary securities market on which our common stock is traded.
Clawback of Awards Under the 2021 Stock Incentive Plan. Awards (including a participant’s rights, payments and benefits with respect to awards) under the 2021 Stock Incentive Plan will be subject to clawback (i.e., reduction, cancellation, forfeiture or recoupment) as may be required by the SEC or the exchange on which our common stock is listed, by law, rule or regulation, or by a separate clawback policy adopted from time to time by our Board of Directors or the Committee. All executive officers currently are subject to our separate internal clawback policy.
Amendments of Awards. The Committee may amend the terms and conditions of any outstanding awards (including by substitution) subject to the limits on repricing and to the extent permitted by the terms of the 2021 Stock Incentive Plan, except that a participant’s consent would be required to modify an outstanding award in a manner that adversely impacts, other than in a de minimis manner, a participant (other than adjustments pursuant to a change in control of Dollar General (as defined in the plan) or pursuant to certain corporate events affecting our equity securities or the value of our equity securities or changes made pursuant to Section 409A or other provision of the Internal Revenue Code), unless such modification is provided for or contemplated in the terms of the award agreement or the plan.
Termination of or Changes to the 2021 Stock Incentive Plan. Our Board of Directors may terminate, amend, modify or suspend the 2021 Stock Incentive Plan in any respect without shareholder approval, unless the particular amendment or modification: (i) would increase the aggregate number of shares available for awards under the plan, decrease the exercise price of outstanding stock options or SARs, or extend the term of the plan; or (ii) requires shareholder approval under the Internal Revenue Code, under the rules and regulations under Section 16 of the Exchange Act or of the exchange on which the Company’s common stock is then listed, by any regulatory body having jurisdiction with respect thereto, or pursuant to any other applicable laws, rules, or regulations. Further, participant consent is required for any termination, amendment or modification which would adversely impact a participant, other than in a minimal manner, with respect to any outstanding awards. Notwithstanding the foregoing, shareholder approval and participant consent would not be required for an amendment or modification in connection with a “change in control” as discussed under “Effect of Change in Control” above or a capital adjustment described under “Adjustments for Changes in Capitalization and Similar Changes” above, or as may be required to maintain the exemption under Rule 16b-3 under the Exchange Act, to not conflict with any provision of the Internal Revenue Code, or to conform to local law requirements pertaining to, or obtain more favorable tax or other treatment for, participants who reside or work outside the United States.
Duration of the 2021 Stock Incentive Plan. Unless terminated sooner by the Board of Directors as described above, the 2021 Stock Incentive Plan will be of unlimited duration to facilitate administration of

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awards issued under the plan, but no award may be granted under the plan after May 25, 2031.
What are the federal income tax consequences of awards granted under the 2021 Stock Incentive Plan?
The federal income tax consequences arising with respect to awards under the 2021 Stock Incentive Plan will depend on the type of award. The following provides only a general description of the application of federal income tax laws to participants and to Dollar General of certain awards under the 2021 Stock Incentive Plan. This discussion is intended for the information of shareholders considering how to vote at the annual meeting and not as tax or legal advice to participants in the 2021 Stock Incentive Plan, as the consequences may vary with the types of awards granted, the identity of the participants, and the method of payment or settlement of an award. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws.
Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the participant or for Dollar General. A participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of  (a) one year from the date the participant exercised the option and (b) two years from the grant date of the incentive stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. Dollar General will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.
If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize ordinary income in the year of disposition equal to the excess of the fair market value of our common stock on the date of exercise over the exercise price of the incentive stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be. Dollar
General will be allowed a business expense deduction to the extent the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) limits and certain reporting requirements.
Special rules govern the tax treatment of the use of common stock to pay the exercise price of an option. Accordingly, to the extent any award agreement permits the use of our common stock to pay for the exercise price, special rules apply.
Non-Qualified Stock Options. The grant of a non-qualified stock option will not be a taxable event for the participant or Dollar General. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our common stock on the option exercise date. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on the disposition and the tax basis of the shares of common stock sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Dollar General will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) limits and certain reporting requirements.
Special rules govern the tax treatment of the use of common stock to pay the exercise price of an option. Accordingly, to the extent any award agreement permits the use of our common stock to pay for the exercise price, special rules apply.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our common stock on the exercise date. Dollar General will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) limits and certain reporting requirements.
Other Stock-Based Awards. The Committee may grant or sell to participants Other Stock-Based Awards, the form and terms of which will be determined by the Committee. The federal income tax consequences of Other Stock-Based Awards will depend on the form

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and terms of those awards. The summary below describes the federal income tax consequences of some of the Other Stock-Based Awards the Committee has granted or sold or may be likely to grant or sell to participants.
Unrestricted Shares. Participants who are awarded unrestricted shares of common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of our common stock on the grant date, reduced by the amount, if any, paid for such shares. Dollar General will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to Internal Revenue Section 162(m) limits and certain reporting requirements.
Restricted Shares. A participant who is awarded restricted shares of common stock will not recognize taxable income upon the grant of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the grant date (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable as of the date the restrictions lapse. To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates, unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer by making a Section 83(b) election, in which case they will thereafter be taxable to the participant as dividends and will not be deductible by the Company. Dollar General will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) limits and certain reporting requirements.
Restricted Stock Units and Performance Share Units. There are generally no federal income tax consequences to the participant or to Dollar General upon the grant of a restricted stock unit or performance share unit or the credit of any dividend equivalent to the participant’s account. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares issued to such participant on the payment date. The subsequent disposition of shares acquired pursuant to a restricted stock unit or performance share unit will result in capital gain or loss (based on the difference between the price received on disposition and the fair market value of the shares of our common stock at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them. Dollar General will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) limits and certain reporting requirements.
Section 409A. The 2021 Stock Incentive Plan is intended to comply with Section 409A of the Internal Revenue Code (“Section 409A”) to the extent that such section would apply to any award under the plan. Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to a participant’s deferral and distribution elections and permissible distribution events. Awards granted under the 2021 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to, and fails to satisfy the requirements of, Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the provisions of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts, and will have certain withholding requirements.
Have any awards been granted under the 2021 Stock Incentive Plan prior to the annual meeting?
No. Participation and the types of awards granted under the 2021 Stock Incentive Plan are subject to the discretion of the Committee, and no awards may be granted under the plan unless shareholders approve the plan at the annual meeting. No determination has been made as to the awards, if any, that any individuals who would be eligible to participate in the plan will be granted in the future under the plan. As a result, the benefits or amounts that will be received in the future by any participant or groups of participants if this proposal is approved are not currently determinable.

   2021 Proxy Statement59

PROPOSAL 4: Vote to Approve the 2021 Stock Incentive Plan

What awards are authorized under the Prior Plan?
The table below sets forth information as of January 29, 2021 about securities authorized for issuance under our Prior Plan, which is our only compensation plan under which equity securities are currently authorized for issuance.
Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,786,370	$104.69	14,363,390
Equity compensation plans not approved by security holders	—	—	—
Total(1)	3,786,370	$104.69	14,363,390

(1)
Column (a) consists of shares of common stock issuable upon exercise of outstanding options and upon vesting and payment of outstanding restricted stock units, performance share units and deferred shares, including dividend equivalents accrued thereon, under the Prior Plan. Restricted stock units, performance share units, deferred shares and dividend equivalents are settled for shares of common stock on a one-for-one basis and have no exercise price. Accordingly, they have been excluded for purposes of computing the weighted-average exercise price in column (b). Column (c) consists of shares remaining available for future grants pursuant to the Prior Plan, whether in the form of options, SARs, stock, restricted stock, restricted stock units, performance share units or Other Stock-Based Awards.

As of March 17, 2021, we had 13,420,491 shares of common stock remaining available for grants under the Prior Plan. See also “What will happen to the Prior Plan if shareholders approve this proposal?” for a discussion of additional awards expected to be granted under the
Prior Plan prior to the annual meeting. As discussed above, if the 2021 Stock Incentive Plan is approved by shareholders, no new awards will be granted under the Prior Plan after the annual meeting.

What additional information is available regarding equity awards under the Prior Plan?
We attempt to manage the levels of equity dilution and annual share usage when granting equity-based compensation. The following table provides information regarding our share usage (“burn rate”) for our most recent three fiscal years for grants awarded under the Prior Plan:
	Fiscal 2020	Fiscal 2019	Fiscal 2018
Stock Options Granted	673,030	649,139	764,783
Time-Based Restricted Stock Units Granted	190,156	230,577	261,550
Performance Share Units Granted(1)	240,114	108,584	115,619
Weighted Average Basic Common Shares Outstanding	248,171,000	256,553,000	265,155,000
Annual Burn Rate(2)	0.44%	0.39%	0.43%

(1)
Defined as: the earned amount for those performance share units for which performance has been determined and the target amount for all other performance share units.

(2)
Defined as: stock options granted + time-based restricted stock units granted + performance share units granted divided by the year-end weighted average basic common shares outstanding.

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PROPOSAL 4: Vote to Approve the 2021 Stock Incentive Plan

The table below provides dilution information as of the end of our most recent fiscal year (January 29, 2021) and as of March 17, 2021, in each case with respect to the Prior Plan, as well as a projection of dilution as of the effective date of the 2021 Stock Incentive Plan, based on outstanding award and outstanding share data as of March 17, 2021:
	As of 01-29-21	As of 03-17-21	Projected as of 05-26-21
Shares Available for Grant (Prior Plan)(1)	14,363,390	13,420,491	0
Shares Available for Grant (2021 Stock Incentive Plan)(2)	0	0	11,850,000
Stock Options Outstanding (Prior Plan)	2,911,540	3,475,172	3,475,172
Weighted Average Exercise Price of Stock Options Outstanding (Prior Plan)	$104.69	$119.20	$119.20
Weighted Average Remaining Term (Years) of Stock Options Outstanding (Prior Plan)	7.0	7.4	7.4
Time-Based Restricted Stock Units Outstanding (Prior Plan)	369,871	527,341	527,341
Performance Share Units Outstanding (Prior Plan)	367,053	440,733	440,733
Dilution(3)	7.5%	7.5%	6.8%

(1)
No additional awards will be granted under the Prior Plan if the 2021 Stock Incentive Plan is approved by shareholders on May 26, 2021.

(2)
The maximum number of shares available for grant under the 2021 Stock Incentive Plan is 11,850,000, which number will be reduced on a one for one basis by the number of shares awarded under the Prior Plan after March 16, 2021 and prior to the effective date of the 2021 Stock Incentive Plan. Shares reserved for issuance under the Prior Plan are not available for grant under the 2021 Stock Incentive Plan.

(3)
Defined as: stock options outstanding + time-based restricted stock units outstanding + performance share units outstanding + shares remaining available for grant, divided by common shares outstanding as of the end of the fiscal year (January 29, 2021) of 240.8 million and as of March 17, 2021 of 239.3 million, respectively.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the 2021 Stock Incentive Plan.

   2021 Proxy Statement61

PROPOSAL 5: VOTE TO APPROVE CHARTER AMENDMENT TO ALLOW SHAREHOLDERS HOLDING 25% OF OUR COMMON STOCK TO REQUEST SPECIAL MEETINGS OF SHAREHOLDERS
What are Shareholders Being Asked to Approve?
Our shareholders do not presently have the right to request that Dollar General call special meetings of shareholders (a “Special Meeting Request Right”). Our Board of Directors approved, and is recommending that our shareholders approve, an amendment to our Charter which would enable a Special Meeting Request Right as described below.
Currently, Article 14 of our Charter allows special meetings of shareholders to be called only by our Chairman of the Board, our Chief Executive Officer or our Board, but not by the shareholders. If shareholders approve this proposal, special meetings of shareholders also may be called, subject to applicable provisions of our Bylaws, upon written request from holders of record or beneficial owners representing at least 25% of our outstanding common stock entitled to vote on the matter(s) to be brought before the proposed meeting if such owners have fully complied with applicable Bylaw requirements.
This summary of the proposed Charter amendment is qualified in its entirety by the text of the proposed Charter amendment, which is attached as Appendix B to this proxy statement. Additions of text to our Charter are indicated in Appendix B by underlining and deletions of text are struck through.
Why does the Board of Directors recommend the Charter amendment?
In evaluating the advisability of a Special Meeting Request Right, the Nominating Committee and our Board of Directors considered certain principal positions for and against such a right, shareholder feedback, trends and best practices in corporate governance, and market practice. After careful consideration of this information, the Board determined that the adoption of a Special Meeting Request Right, and therefore the Charter amendment described in this proposal, is appropriate.
Provisions disallowing a Special Meeting Request Right are intended to serve the best interests of shareholders as a whole by avoiding the potential for abuse of the right by a small minority of shareholders for self-interested actions and the associated substantial expenses and business disruption. The Board recognizes that convening a special meeting can result in substantial expenses to Dollar General and diversion of significant time and attention of our Board and management away from their primary focus of operating our business and creating long-term shareholder value. However, the Board also recognizes that many shareholders consider a Special Meeting Request Right to be an important corporate governance practice. To balance these interests, the Board believes that special meetings should be extraordinary events held only if a significant minority of shareholders agrees that the meeting is necessary to discuss critical, time-sensitive issues that cannot wait until our next annual meeting.
To better inform the Board’s recommendation, we sought feedback about a Special Meeting Request Right from our shareholders during our annual engagement efforts, including their preferences for the ownership threshold required to exercise the right. While our shareholders expressed a variety of preferences and ranges, either in the engagement or in their published policies, we found broad support for a 25% ownership threshold, which was a significant factor in driving the Board’s recommended Charter amendment.
Additionally, a 25% ownership threshold is consistent with market practice. As of February 15, 2021, approximately 58% of the companies included in the S&P 500 that afford a Special Meeting Request Right have set the ownership threshold at or greater than 25%. The Board believes that such a threshold, together with certain procedural requirements described further below, strikes an appropriate balance between enhancing shareholder rights, by ensuring that special meetings can be called to act on extraordinary and urgent matters, and protecting the long-term interests of Dollar General and our shareholders, by minimizing the risk that one or a small minority of shareholder(s) will pursue special interests that are not aligned with our shareholders more broadly and cause us to unduly incur substantial costs and distractions.
We have been notified that a shareholder proponent intends to present Proposal 6 at the annual meeting, which is an advisory and non-binding shareholder proposal asking the Board to take steps to provide shareholders with a right to call special meetings using a significantly lower ownership threshold than that proposed in this Proposal 5. For the reasons outlined above, as well as below in our Board of Directors’ Statement in Opposition to Proposal 6, the Board believes that this Proposal 5 is more aligned with market practice and more appropriately balances the rights of shareholders with the long-term interests of Dollar General and our shareholders. We note that this Proposal 5 is a binding amendment to our Charter

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PROPOSAL 5: VOTE TO APPROVE CHARTER AMENDMENT

requiring a majority vote of all of our shareholders and, if approved, will result in shareholders having a Special Meeting Request Right promptly after the annual meeting.
When would the Charter amendment become effective?
If shareholders approve this proposal, we will file the Charter amendment promptly with the Secretary of State of the State of Tennessee following the annual meeting. If this proposal is not approved, our Charter will not be so amended. Regardless of whether this proposal is approved, our Board of Directors, our Chairman of the Board and our Chief Executive Officer will continue to have the ability to call special meetings of shareholders when, in the exercise of their fiduciary duty, they determine appropriate.
If the Charter amendment is approved, how will it be implemented in the Bylaws?
If shareholders approve this proposal, our Board of Directors intends to amend the Bylaws to establish the procedures and conditions of the Special Meeting Request Right as detailed in Appendix C attached to this proxy statement and summarized below. These anticipated Bylaw amendments do not require separate shareholder action. These provisions could be further amended in the future by Bylaw amendments adopted by the Board or our shareholders.
The anticipated Bylaw amendments are intended to minimize the risk of potential abuse, cost and distraction, including that which could result from holding multiple shareholder meetings either within a short period of time or to consider matters that have been substantially addressed in the recent past, are scheduled to be substantially addressed in the near future or that are not properly within the scope of shareholder action.
The anticipated Bylaw amendments will require the Board to call a special meeting of shareholders upon the written request of one or more record or beneficial holders who in the aggregate have owned shares representing at least 25% of our outstanding common stock continuously for at least one year and who have complied with the requirements set forth in the Bylaws. For purposes of determining whether the 25% ownership threshold is satisfied, “ownership” will include only those shares of common stock as to which the person possesses (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; but will exclude derivative securities, shares sold in a transaction that has not been settled or closed, and shares borrowed for any purpose or purchased pursuant to an agreement to resell. Multiple shareholder special meeting requests will be considered together for purposes of the 25% ownership threshold if they identify substantially the same purpose and are dated and received within 30 days of the earliest dated request that was properly submitted.
The anticipated Bylaw amendments will provide that to be in proper form to call a special meeting of shareholders, the request(s) must include certain information, including without limitation the purpose(s) of and reason(s) for the meeting, as well as an agreement to give prompt notice of any decrease in the number of shares owned occurring between the date we receive the request and the date of the special meeting and an acknowledgement that the request will be deemed to be revoked should share ownership fall below the 25% ownership threshold at any time between the date we receive the request and the date of the special meeting. The requesting shareholder(s) will be required to update the information provided in the request to ensure that it is true and correct as of a date within 10 business days after the record date for notice of the special meeting and again as of a date within five business days prior to such special meeting.
If the conditions of the anticipated Bylaw amendments are satisfied, we would be required to hold the special meeting no later than 90 days after the Board determines the request satisfies the requirements of the Bylaws, unless one of the itemized exceptions summarized below is applicable. Business transacted at the meeting would be limited to the purpose(s) stated in the shareholder request(s) for a special meeting and any other matters submitted to the meeting by the Board.
The anticipated Bylaw amendments will excuse us from calling the special meeting if: we receive the request(s) during the period beginning 90 days prior to the first anniversary date of the preceding annual meeting of shareholders and ending on the date of the final adjournment of the next annual meeting; a substantially similar item was presented at any shareholders’ meeting held within 120 days prior to, or will be presented at a shareholders’ meeting that has been or will be called and will be held within 90 days after, our receipt of the request(s); or two or more shareholder-requested special meetings have been held within the 12-month period prior to our receipt of the request(s). The anticipated Bylaw amendments also will excuse us from calling the special meeting if: the business specified in the request is not a proper subject for shareholder action under applicable law, our Charter or our Bylaws; the request was made in a manner that violated Regulation 14A under the Exchange Act; or any information submitted pursuant to our Bylaws by any requesting shareholder is materially inaccurate.

   2021 Proxy Statement63

PROPOSAL 5: VOTE TO APPROVE CHARTER AMENDMENT

The above summary of the anticipated Bylaw amendments pertaining to the Special Meeting Request Right is qualified in its entirety by the text of the anticipated Bylaw amendments, which is attached as
Appendix C to this proxy statement. Additions of text to our anticipated Bylaw amendments contained in Appendix C are indicated by underlining and deletions of text are struck through.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Charter amendment to allow shareholders holding 25% or more of our common stock to request special meetings of shareholders.

642021 Proxy Statement

PROPOSAL 6: SHAREHOLDER PROPOSAL REGARDING SHAREHOLDERS’ ABILITY TO CALL SPECIAL MEETINGS OF SHAREHOLDERS
Introduction and Board of Directors’ Recommendation
John Chevedden (the “Proponent”), located at 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has notified us that he intends to present at the annual meeting the shareholder proposal set forth below. The Proponent has provided us with documentation indicating that he is the beneficial owner of at least 40 shares of our common stock. The shareholder proposal will be voted upon at the annual meeting if the Proponent or his qualified representative is present at the annual meeting and properly presents the shareholder proposal for a vote.
Dollar General is not responsible for the accuracy or content of the shareholder proposal, which is printed verbatim as received from the Proponent in accordance with SEC rules, and we have not endeavored to correct any erroneous statements or typographical errors it may contain.

The Board of Directors unanimously recommends that shareholders vote AGAINST Proposal 6 for the reasons set forth in the Board’s Statement in Opposition, which follows the shareholder proposal.
Shareholder Proposal
Proposal 6-
Adopt a Mainstream Shareholder Right—Shareholder Ability to Call a Special Meeting
RESOLVED: Shareholders ask our board to take the steps necessary to amend our bylaws and appropriate governing documents to give the owners of a total of 10% of our outstanding common stock the power to call a special shareowner meeting or the lowest percent allowed by state law.
It is important to have a 10% stock ownership threshold because Dollar General shareholders lack the right to act by written consent.
Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. This proposal topic won more than 70%- support at Edwards Lifesciences. This proposal topic also won 78% support at a Sprint annual meeting with 1.7 Billion yes-votes. Nuance Communications shareholders gave 94%-support to a 2018 shareholder proposal calling for 10% of shareholders to call a special meeting.
Please vote yes:
Adopt a Mainstream Shareholder Right—Shareholder Ability to Call a Special Meeting
Proposal 6
Board of Directors’ Statement in Opposition to Proposal 6
Our Board of Directors has carefully considered this shareholder proposal and believes that it is not in the best interests of our shareholders for the reasons outlined below. Accordingly, the Board unanimously recommends that shareholders vote AGAINST this Proposal 6 and instead approve the Company’s special meeting right proposal outlined in Proposal 5.
Our Company’s Special Meeting Right Proposal Outlined in Proposal 5, as Compared to the Shareholder Proposal in this Proposal 6, is More Consistent with Market Practice
We are recommending that our shareholders approve the Charter amendment described in Proposal 5, which would enable shareholders who hold, in the aggregate, at least 25% of our common stock to request a special meeting of shareholders. A 25% ownership threshold is consistent with market practice. As of February 15, 2021, 58% of the companies included in the S&P 500 that afford shareholders the right to request a special meeting have set the ownership threshold for the exercise of such a right at 25% or greater, while only 17% have adopted a 10% ownership threshold. In contrast, the shareholder proposal described in this Proposal 6 asks the Board to take steps to allow shareholders who hold, in the aggregate, at least 10% (or the lowest percent allowed by state law) of our common stock to call special meetings. Because Tennessee law does not prescribe a minimum percentage of our common stock to call special meetings, this shareholder proposal seeks to allow any individual shareholder to call a special meeting. Our Board of Directors believes this approach is inappropriate.

   2021 Proxy Statement65

PROPOSAL 6: SHAREHOLDER PROPOSAL

Our Company’s Special Meeting Right Proposal Outlined in Proposal 5, as Compared to the Shareholder Proposal in this Proposal 6, More Appropriately Balances Shareholder Rights with the Protection of the Long-Term Interests of Dollar General and our Shareholders
In addition to not aligning with market practice, our Board of Directors believes that the shareholder proposal does not strike the appropriate balance between enhancing shareholder rights and protecting the long-term interests of Dollar General and our shareholders. The Board recognizes that some shareholders consider a Special Meeting Request Right to be an important corporate governance practice. However, the Board believes it is also prudent to balance this right against the risk of abuse that could cause us to unduly incur substantial costs and distraction.
Convening a special meeting can result in substantial expenses to Dollar General and diversion of significant time and attention of our Board and executive management away from their primary focus of operating our business and creating long-term shareholder value. One or a small minority of shareholders should not be entitled to cause such significant expense and distraction to advance their own special interests which may not be shared more broadly by shareholders. Accordingly, the Board believes that special meetings should be extraordinary events held only if a significant minority of shareholders is in agreement that a special meeting is necessary to discuss critical, time-sensitive issues that cannot wait until our next annual meeting. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our shareholders generally. Providing a Special Meeting Request Right at an even lower threshold risks giving a small number of shareholders a disproportionate amount of influence over our affairs, and the lack of any minimum threshold would allow any shareholder to call a special meeting.
As a result of these considerations and shareholder feedback, the Board believes that the 25% threshold in the Company’s special meeting right proposal outlined in Proposal 5 strikes a more appropriate balance than the 10% (or lowest percent allowed by state law) threshold in this shareholder proposal between ensuring that shareholders have the right to request a special meeting to act on extraordinary and urgent matters and minimizing the risk that one or a small minority of shareholders will pursue special interests that are not aligned with or in the best interests of the remaining shareholders and cause Dollar General to unduly incur substantial costs and distraction.
Dollar General is Committed to Strong and Effective Corporate Governance Policies and Practices Which Ensure Accountability and Responsiveness to Shareholders
Our existing corporate governance policies and practices demonstrate and promote our accountability to shareholders. The Board regularly reviews our policies, taking into account market practices and trends and shareholder feedback, and takes action when it is deemed advisable and in the best interests of Dollar General and our shareholders. Our key substantive shareholder rights and governance practices, discussed more extensively elsewhere in this proxy statement, include:
•
Active Shareholder Engagement Program: We engage with our shareholders to solicit their feedback regarding issues including risk oversight, executive compensation and ESG matters and have taken actions to implement shareholder feedback when warranted.

•
Independent Board Chairman: We maintain separate Chairman of the Board and CEO positions, and the Chairman is an independent director.

•
Majority-Independent Board: All of our directors are independent except our CEO, and all three Board committees are comprised exclusively of independent directors.

•
Strong Director Refreshment and Evaluation Practices: Of our independent directors, 43% have joined our Board within the last five years. We employ a thorough annual written evaluation process for our Board, each Board committee, and each individual director, which is overseen by the Nominating Committee.

•
Diverse Board. Our Board reflects diversity in experience, skills, gender, race, age, and country of origin.

•
Annual Elections of the Board: All of our directors are elected annually by our shareholders.

•
Majority Voting: We have a majority voting standard for the election of directors in uncontested elections and equal voting rights for all shareholders.

•
Proxy Access: Our proxy access right allows shareholders, or a group of up to 20 shareholders, holding 3% or more of our common stock for 3 or more years to include director nominations in our proxy statement.

•
No Supermajority Voting Provisions: Our Charter and Bylaws do not contain provisions requiring more than a simple or absolute majority shareholder vote on any issue.

•
No Shareholder Rights Plan: We do not maintain a shareholder rights plan.

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PROPOSAL 6: SHAREHOLDER PROPOSAL

•
Significant Share Ownership Requirements. We have significant share ownership requirements for our Board members and executive management.

Conclusion
In light of our existing policies and practices and the Company’s special meeting right proposal outlined in Proposal 5, our Board of Directors believes that the adoption of the special meeting right requested by this shareholder proposal will not make a meaningful difference in our shareholders’ ability to engage with the Board or influence our business or governance policies but will risk giving one or a small group of shareholders a disproportionate amount of influence over our affairs at substantial cost and distraction to our Board and management team. Accordingly, the Board has determined that the Company’s special meeting right proposal in Proposal 5, and not this shareholder proposal, is in the long-term best interests of Dollar General and our shareholders.

The Board of Directors unanimously recommends that shareholders vote AGAINST Proposal 6.

   2021 Proxy Statement67

SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
All shareholder proposals and notices discussed below must be mailed to Corporate Secretary, Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee 37072. Shareholder proposals and director nominations that are not included in our proxy materials will not be considered at any annual meeting of shareholders unless such proposals have complied with the requirements of our Bylaws.
Shareholder Proposals
To be considered for inclusion in our proxy materials relating to the 2022 annual meeting of shareholders (the “2022 Annual Meeting”), eligible shareholders must submit proposals that comply with Rule 14a-8 under the Exchange Act and other relevant SEC regulations for our receipt by [December 2, 2021].
New Business at 2022 Annual Meeting
To introduce new business outside of the Rule 14-8 process or to nominate directors (other than a proxy access nomination, which is described below) at the 2022 Annual Meeting, or to recommend a candidate for our Nominating Committee’s consideration, you must deliver written notice to us no earlier than the close of business on January 26, 2022 and no later than the close of business on February 25, 2022, and comply with the advance notice provisions of our Bylaws. If we do not receive a properly submitted proposal by February 25, 2022, then the proxies held by our management may provide the discretion to vote against such proposal even though the proposal is not discussed in our proxy materials sent in connection with the 2022 Annual Meeting.
Proxy Access
Our Bylaws contain proxy access provisions that permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our stock continuously for at least three years, to nominate and include in our proxy materials candidates for election as directors. Such shareholder or group may nominate up to 20% of our Board, provided that the shareholder or group and the nominee(s) satisfy the requirements specified in our Bylaws. In order to be properly brought before our 2022 Annual Meeting, an eligible shareholder’s notice of nomination of a director candidate pursuant to the proxy access provisions of our Bylaws must be received by us no earlier than the close of business on [November 2, 2021] and no later than the close of business on [December 2, 2021], and comply with the other relevant provisions of our Bylaws pertaining to proxy access nominees.

682021 Proxy Statement

Appendix A
DOLLAR GENERAL CORPORATION
2021 STOCK INCENTIVE PLAN
This Dollar General Corporation 2021 Stock Incentive Plan (the “Plan”) was adopted by the Board of Directors of Dollar General Corporation, a Tennessee corporation (the “Company”), on March 16, 2021 and is effective on May 26, 2021 (the “Effective Date”) upon approval of the Plan by the Company’s shareholders. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2. Upon the approval of the Plan by the Company’s shareholders, no additional awards shall be made under the Company’s Amended and Restated 2007 Stock Incentive Plan (the “Prior Plan”), although outstanding awards under the Prior Plan shall remain outstanding in accordance with their terms.
1.
Purpose of the Plan

The Plan is designed:
(a)to promote the long-term financial interests and growth of the Company and its Subsidiaries by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;
(b)to motivate management personnel to achieve long-range goals; and
(c)to further the alignment of interests of Participants with those of the shareholders of the Company through opportunities for increased stock or stock-based ownership in the Company.
2.
Definitions

As used in the Plan, the following words shall have the following meanings:
(a)“Affiliate” means, with respect to any Person, any entity directly or indirectly controlling, controlled by or under common control with such Person.
(b)“Award” means an award made to a Participant pursuant to the Plan and described in Section 6, including, without limitation, an award of a Stock Option, Stock Appreciation Right, or Other Stock-Based Award (as such terms are defined in Section 6), or any combination of the foregoing.
(c)“Award Agreement” means an agreement, which may consist of one or more documents, any or all of which may be in electronic format, between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant; provided that for an Award with no restrictions, no signature will be required from the Participant. The Company’s Chief Executive Officer, Chief People Officer, General Counsel, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee from time to time are hereby authorized to execute or acknowledge Award Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Award Agreements to be delivered to each Participant (including delivery in electronic format).
(d)“Beneficial Owner” means a “beneficial owner”, as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).
(e)“Board” means the Board of Directors of the Company.
(f)A “Change in Control” shall occur upon any of the following events: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person (or group of Persons acting in concert) other than any of the Company or its Affiliates (collectively, the “Permitted

   2021 Proxy StatementA-1

Holders”); (ii) any Person (or group of Persons acting in concert), other than the Permitted Holders, is or becomes the Beneficial Owner (except that a Person shall be deemed to be a “Beneficial Owner” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; (iii) a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the entity resulting from such Corporate Transaction (or the parent of such entity) are held subsequent to such transaction by the Person or Persons who were the Beneficial Owners of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction; or (iv) during any rolling twenty-four (24) month period looking back from any given date, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved (any such director, an “Incumbent Director”) cease for any reason to constitute a majority of the Board on the date of determination thereof; provided that no individual shall be an Incumbent Director who is elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board. For purposes of the Plan, to the extent necessary to comply with the requirements of Section 409A of the Code, a Change in Control will occur with respect to an Award that is subject to Section 409A of the Code only if an event described above relating to the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case within the meaning of Treas. Reg. Section 1.409A-3(i)(5).
(g)“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(h)“Committee” means the committee of the Board appointed by the Company to administer the Plan, which shall be the Compensation Committee of the Board unless a subcommittee is required as provided below or unless the Board determines otherwise. All members of the Committee shall be “independent directors” under applicable listing standards of any national securities exchange or system on which the Common Stock is then listed or reported if and as required by such listing standards. For actions which require that all of the members of the Committee constitute “non-employee directors” as defined in Rule 16b-3, or any similar or successor rule, the Committee may consist of a subcommittee of at least two members meeting such qualifications. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Common Stock is then listed or reported and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the date any Award was made, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. In the event the Board exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 4(a), the term “Committee” shall refer to the Board in connection with the Plan or with regard to that Award.
(i)“Common Stock” or “Share” means the common stock, par value $0.875 per share, of the Company, which may be authorized but unissued, or issued and reacquired.
(j)“Consultant” means a natural person who provides bona fide consulting or advisory services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.
(k)“Director Limit” shall have the meaning set forth in Section 3(e) of the Plan.
(l)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any regulations promulgated thereunder.
(m)“Fair Market Value” of a Share means: (i) the per Share price at the close of business on the applicable principal U.S. market on the relevant date if it is a trading date or, if not, on the most recent date on which the Common Stock was traded prior to such date, as reported by the principal national securities exchange

A-22021 Proxy Statement

or system on which such Shares are listed or admitted to trading, or (ii) if there is no public market for the Shares on such date, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(n)“ISO” means a Stock Option granted pursuant to Section 6(a)(ii) of the Plan which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Section 422 of the Code (or any successor section thereto).
(o)“Key Employee” means a natural person, including an officer, in the regular employment of the Company or any Subsidiary who, in the opinion of the Committee, has or is expected to have involvement in the management, growth, profitability or protection of some part or all of the business of, or has performed or is expected to perform services of importance to, the Company or any Subsidiary.
(p)“Non-Employee Director” means a member of the Board who is not an employee of Dollar General Corporation or any of its Subsidiaries.
(q)“Nonqualified Stock Option” means a Stock Option granted pursuant to Section 6(a)(i) of the Plan that is not intended to be an ISO.
(r)“Other Stock-Based Awards” means Other Stock-Based Awards granted pursuant to Section 6(c) of the Plan.
(s)“Participant” means a Key Employee, Non-Employee Director, or Consultant who has been granted an Award under the Plan and whose Award remains outstanding.
(t)“Performance-Based Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal(s) applicable thereto. The terms and conditions of each Performance-Based Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Award Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.
(u)“Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include or be based on or derived from, but is not limited to, one or more of the following performance criteria: (i) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth; (ii) return measures (including but not limited to return on assets, net assets, capital, invested capital, equity, tangible equity, tangible common equity, sales, revenue, or operating revenue); (iii) total shareholder equity; (iv) operating revenue; (v) book value or book value growth, book value per share or per common share or growth in book value per share or per common share; (vi) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share; (vii) asset quality; (viii) dividends or dividends paid; (ix) diluted or basic earnings per share or diluted or basic earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization); (x) net earnings (either before or after taxes); (xi) share price or increases therein; (xii) profits or profit growth (including but not limited to net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures); (xiii) cash flow (including but not limited to operating cash flow, free cash flow (either before or after dividends), and cash flow return on capital); (xiv) cash from operations; (xv) operating or other expenses or growth thereof; (xvi) operating efficiency; (xvii) shareholder return measures (including but not limited to total shareholder return, relative total shareholder return or comparative total shareholder return); (xviii) net sales or revenues or growth thereof; (xix) improvement in or attainment of working capital levels; (xx) improvement in or attainment of expense, shrink, or inventory levels; (xxi) capital expenditures; (xxii) costs or cost control measures; (xxiii) regulatory compliance or ratings; (xxiv) gross, operating or other margins; (xxv) operating ratio; (xxvi) income or net income (either before or after taxes); (xxvii) operating income, net operating income, or core net operating income; (xxviii) productivity or productivity ratios; (xxix) satisfactory internal or external audits; (xxx) improvement of financial ratings; (xxxi) achievement of balance sheet, income statement or cash flow objectives; (xxxii) quality measures; (xxxiii) peer ranking or peer performance based on a public index or based on a Committee-determined group of peers; (xxxiv) debt reduction; (xxxv) achievement of risk management objectives; (xxxvi) achievement of strategic performance or operating

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objectives or other strategic or operating objectives; (xxxvii) achievement of merger or acquisition objectives; (xxxviii) implementation, management or completion of critical projects or processes; (xxxix) market capitalization; (xl) total enterprise value (market capitalization plus net debt); (xli) economic value added; (xlii) total economic return; (xliii) selling, general and administrative expense; (xliv) debt leverage (debt to capital); (xlv) market share; (xlvi) customer satisfaction; (xlvii) safety; (xlviii) environmental, social, diversity or other corporate responsibility goals; or (xlix) any component or components of or derived from the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments; nonrecurring items; unusual or infrequent items; non-budgeted items; special charges; costs, fees, expenses and/or accruals related to any asset sale, merger, acquisition, reorganization, and/or restructuring program or related to any offering of Common Stock or other Company security; disaster-related charges; gains or losses associated with the Company’s LIFO computation; changes in tax law, accounting principles or other laws or provisions affecting the Company’s reported results; and/or other losses, gains or other factor determined by the Committee). The foregoing criteria may relate to the Company, one or more of its Affiliates or Subsidiaries or one or more of its or their divisions, business units, lines of business or business segments, or any combination of the foregoing, and may be measured quarterly, annually or cumulatively over a period of years or partial years, all as the Committee shall determine. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. In the Committee’s sole discretion, if allowed by the Award Agreement, the Committee may adjust the compensation or economic benefit due upon attainment of Performance Goals and adjust the Performance Goals themselves.
(v)“Performance Period” means the time period set by the Committee during which a Performance Goal must be met in connection with a Performance-Based Award.
(w)“Period of Restriction” means the period set by the Committee during which restricted Shares are subject to a substantial risk of forfeiture and/or subject to limitations on transfer or the period during which other types of Other Stock-Based Awards (including, without limitation, restricted stock units and performance stock units) are subject to vesting requirements, in each case pursuant to Section 6(c). The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both.
(x)“Person” means “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.
(y)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.
(z)“Stock Appreciation Rights” means Stock Appreciation Rights granted pursuant to Section 6(b) of the Plan.
(aa)“Stock Options” means Stock Options granted pursuant to Section 6(a) of the Plan.
(bb)“Subsidiary” means for purposes of ISOs, a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries. For purposes of all Awards other than ISOs, “Subsidiary” shall mean any entity in which the Company has an ownership interest that would be considered a single employer with the Company within the meaning of Section 414(b) or Section 414(c) of the Code (substituting “at least 50%” for “at least 80%” in determining ownership or control therein), except to the extent a different definition is required under Section 409A of the Code.
3.
Shares Subject to the Plan

(a)Number of Shares. Subject to adjustment as provided for in Sections 8 and 9, a total of 11,850,000 Shares is reserved for Awards which may be issued under the Plan; provided, however, that such reserve will be reduced by one (1) Share for every one (1) Share that is granted under the Prior Plan after March 16, 2021 and prior to the Effective Date. The total number of Shares reserved for issuance under the Plan (not to exceed

A-42021 Proxy Statement

11,850,000) may be issued pursuant to the exercise of ISOs granted under the Plan (including Shares issued pursuant to the exercise of ISOs that are the subject of disqualifying dispositions within the meaning of Sections 421 and 422 of the Code). Except as provided in Section 3(b), the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the total number of Shares available for future Awards under the Plan. No Shares subject to awards made under the Prior Plan shall be available for use under the Plan.
(b)Lapsed Awards or Forfeited Shares. If any Award or portion of an Award granted under the Plan terminates, is forfeited, expires, or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to Awards or a portion of an Award are forfeited, any Common Stock subject to such Award (or portion of such Award) again shall be available for the grant of an Award under the Plan.
(c)Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the exercise price of a Stock Option or of a Stock Appreciation Right pursuant to the exercise of a Stock Option or a Stock Appreciation Right shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of a Stock Option or a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.
(d)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
(e)Non-Employee Director Award Limit. In addition to the provisions set forth in Sections 3(a)-(d), the Board (or if allowed by law and by the national securities exchange on which the Common Stock is listed and delegated by the Board, the Committee) may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan, including the form and amount of all such Non-Employee Director compensation. The Board (or the Committee, if applicable) shall establish such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that, except as otherwise provided in this Section 3(e), the sum of any cash compensation paid and the grant date fair value of any Awards (as determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, or any successor provision thereto) granted under the Plan during any fiscal year of the Company to a Non-Employee Director as compensation for services as a Non-Employee Director may not exceed $750,000 (the “Director Limit”). The Board (or the Committee, if applicable) may make exceptions to the Director Limit for individual Non-Employee Directors in extraordinary circumstances, as the Board (or the Committee, if applicable) may determine in its discretion (and the exercise of such discretion shall be final, conclusive and binding on all persons), provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such additional compensation.
4.
Administration of the Plan

(a)Generally. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration and which may adopt its own rules of procedure. Any authority granted to the Committee also may be exercised by the full Board. Subject to Section 10, the Committee shall have the power and authority to administer, construe and interpret the Plan, to establish, change and waive rules for the Plan’s administration, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee shall have the power and authority to construe and interpret any Award Agreement and to correct any defect, supply any omission or reconcile any inconsistency in the Plan and any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan. The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). At the time an Award is made or amended in accordance with the terms of the Plan, or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award. Any decision of the Committee (including a

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duly authorized subcommittee thereof) in the interpretation and administration of the Plan or an Award Agreement shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). In the event of a conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.
(b)Substitute Awards. Subject to the limitations imposed under Section 7(h) below, Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines.
(c)Use of Advisors; Limitation of Liability; Indemnification. The Committee may employ or may consult with counsel, consultants, accountants, appraisers, brokers or other persons, any of whom also may, but need not, be advisors to the Company. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons and shall incur no liability for any action taken, or any determination or interpretation made, in good faith reliance upon such advice, opinions or valuations. No member of the Committee, nor employee, director or representative of the Company, shall be personally liable for any action taken, or determination or interpretation made, in good faith with respect to the Plan or the Awards. In addition to such other rights of indemnification as they may have as members of the Committee, employees, directors and representatives of the Company, all such members of the Committee, employees, directors and representatives shall be fully protected and indemnified to the greatest extent permitted by applicable law by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act, or any determination or interpretation, under or in connection with the Plan or any Award granted or made hereunder, in all cases on behalf of the Company, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such persons acted on behalf of the Company in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.
(d)Rule 16b-3. To the extent required for Awards to be exempt under Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.
(e)Delegation of Authority. The Committee, in its discretion, may delegate administrative duties to one or more of its members, to an officer of the Company or to any other person or persons selected by it, provided that the Committee may not delegate the Committee’s authority with respect to non-ministerial actions with respect to individuals who are subject to the reporting and other provisions of Section 16 of the Exchange Act or any successor provision. The Committee, in its discretion, may delegate to the Company’s Chief Executive Officer all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or any successor provision. The Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.
5.
Eligibility

Persons eligible to participate in the Plan include: (i) all employees of the Company and its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee in its sole discretion, are Key Employees; (ii) all Non-Employee Directors; and (iii) all individuals providing bona fide consulting or advisory services to the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee in its sole discretion, are Consultants. The grant of an Award shall not obligate the Company to pay a Key Employee, Non-Employee Director, or Consultant any particular amount of remuneration, to continue the employment of a Key Employee or the service of a Non-Employee Director or Consultant after the grant, or to make further grants to a Key Employee, Non-Employee Director or Consultant at any time thereafter.

A-62021 Proxy Statement

6.
Awards

Subject to the terms and provisions of the Plan, at any time and from time to time, the Committee shall make, and determine the forms, amounts, terms, conditions and limitations of, Awards under the Plan to such Key Employees, Non-Employee Directors, and Consultants as may be selected by the Committee. The terms, conditions and limitations of each Award under the Plan shall be set forth in an Award Agreement, in a form approved by the Committee, consistent, however, with the terms and provisions of the Plan. The forms, amounts, terms, conditions and limitations of Awards need not be the same for all Participants. Such Awards may take the following forms in the Committee’s sole discretion:
(a)Stock Options. These are options to purchase Common Stock (“Stock Options”). All Stock Options granted under the Plan are intended to be Nonqualified Stock Options, unless the applicable Award Agreement expressly states that the Stock Option is intended to be an ISO and the ISO meets the requirements set forth in Section (a)(ii) below.
(i)Stock Options Generally. At the time of Award the Committee shall determine, and shall include in the Award Agreement, the exercise period, the exercise price, vesting requirements, expiration date, and such other terms, conditions or restrictions on the grant or exercise of the Stock Option as the Committee deems appropriate. Notwithstanding the foregoing, the exercise price per Share of a Stock Option shall in no event be less than the Fair Market Value on the date the Stock Option is granted (subject to later adjustment pursuant to Sections 8 and 9 hereof). In addition to other restrictions contained in the Plan, each Stock Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of the date it is granted. A Stock Option may be exercised from time to time upon actual receipt by the Company of written notice of exercise in the form (which may be electronic or via a third party) prescribed by the Committee (or its delegee) stating the number of Shares with respect to which the Stock Option is being exercised, together with payment of the Stock Option exercise price. Payment of the Stock Option exercise price shall be made: (i) in cash, (ii) in Shares (any such Shares valued at Fair Market Value on the date of exercise) that the Participant has held for such period of time as may be required by the Committee to avoid adverse accounting consequences, (iii) through the withholding of Shares (any such Shares valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Stock Option in a manner that is compliant with applicable law, (iv) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver to the Company, from the sale proceeds with respect to the sale of Shares, the amount necessary to pay the exercise price of the Stock Option and, if necessary, applicable withholding taxes, or (v) a combination of the foregoing methods, in each such case in accordance with applicable law and the terms of the Plan, the Award Agreement and any applicable guidelines of the Committee in effect at the time.
(ii)ISOs. The Committee may grant Stock Options under the Plan that are intended to be ISOs, provided that ISOs may not be granted to Non-Employee Directors or Consultants. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor provision thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless: (i) the exercise price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. The Committee shall set forth in the Award Agreement when, and under what circumstances, an ISO may be exercised after termination of the Participant’s employment. In the event an ISO is exercisable after (a) three months from the Participant’s termination of employment for reasons other than disability (as defined under Section 22(e)(3) of the Code) or death, or (b) one year from the Participant’s termination of employment on account of disability (as defined under Section 22(e)(3) of the Code) or death, then the Award Agreement shall specifically provide that the exercise beyond such periods shall be the exercise of a Nonqualified Stock Option. The Committee may, in its sole discretion, amend a previously granted ISO to provide for more liberal exercise provisions, provided, however, that if the ISO as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Stock Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant. Any Participant who makes a “disposition” (within the meaning of Section 424(c) of the Code or any successor provision) of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify, within ten days of disposition, the Company of such disposition and of the amount realized upon such disposition in order that any income realized as a result of such disposition can be properly reported by the Company on IRS Forms W-2 or 1099. An ISO, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined on the date the ISO is granted) of the Shares with respect to which ISOs are exercisable by the Participant for the first time

   2021 Proxy StatementA-7

during the calendar year does not exceed $100,000 (the “Limitation Amount”). ISOs granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an ISO to ensure that the foregoing requirement is met. If ISOs that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law. If a Stock Option is intended to be an ISO, and if for any reason such Stock Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under the Plan; provided that such Stock Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee, the Company or any of its Subsidiaries or Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an ISO.
(b)Stock Appreciation Rights. The Committee may grant “Stock Appreciation Rights” (as hereinafter defined). Each Stock Appreciation Right shall be subject to such terms, conditions and restrictions as the Committee shall determine. Notwithstanding the foregoing, (i) in no event shall the term of any Stock Appreciation Right exceed ten years from the date the Stock Appreciation Right was granted; and (ii) the exercise price per Share of a Stock Appreciation Right shall in no event be less than the Fair Market Value on the date the Stock Appreciation Right is granted. Each “Stock Appreciation Right” shall be defined as a right of a Participant, subject to the provisions of the Award Agreement and upon exercise of such Stock Appreciation Right, to receive without any payment to the Company therefor (except for required tax withholding), an amount equal to the product of multiplying: (i) the number of Shares with respect to which the Stock Appreciation Right is exercised by (ii) an amount equal to the excess of  (A) the Fair Market Value per Share on the date of exercise of the Stock Appreciation Right over (B) the exercise price of the Stock Appreciation Right. A Stock Appreciation Right may be exercised only when the Fair Market Value of a Share exceeds the exercise price of the Stock Appreciation Right. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee) stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. Payment of the Stock Appreciation Right shall be made to the Participant at the time of exercise in Shares, in cash, or in a combination thereof  (any such Shares valued at the Fair Market Value on the date of exercise), all as shall be determined by the Committee. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.
(c)Other Stock-Based Awards.
(i)Generally. The Committee may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value or number of, or are in any way payable in the form of, Shares (including, without limitation, restricted stock units and performance stock units). Such “Other Stock-Based Awards” shall be in such form and amounts, and dependent on such conditions, as the Committee may determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; any applicable Period of Restriction; any applicable Performance Goal(s) and Performance Period(s); and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). At the sole discretion of the Company, custody of restricted Shares may be retained by the Company until the termination of the applicable Period of Restriction. The Committee shall impose such other restrictions on any Other Stock-Based Awards granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend any certificates representing restricted Shares to give appropriate notice of such restrictions or otherwise denote the restricted Shares as restricted, if issued in book-entry or electronic form.
(ii)Performance-Based Awards. Notwithstanding anything to the contrary herein, the Committee may award Other Stock-Based Awards that are intended to constitute Performance-Based Awards. A Participant’s Performance-Based Award shall be determined based on the attainment of one or more written Performance Goals for one or more Performance Periods, in each case as determined by the Committee in its sole

A-82021 Proxy Statement

discretion. The Committee shall determine whether, with respect to a Performance Period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and shall certify the amount of the applicable Performance-Based Award to be paid. No Performance-Based Awards will be paid for such Performance Period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be more or less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee, if allowed by the Award Agreement. The amount of the Performance-Based Award determined by the Committee for a Performance Period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such Performance Period.
(d)Treatment of Dividends and Dividend Equivalents on Unvested Awards.
(i)Stock Options and Stock Appreciation Rights. In no event shall any Stock Option or Stock Appreciation Right granted under the Plan include any right to dividend equivalents with respect to such Stock Option or Stock Appreciation Right or to the underlying Shares.
(ii)Other Stock-Based Awards. In no event shall dividends or dividend equivalents be paid with respect to Performance-Based Awards unless and until the applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable). During the Period of Restriction, unless otherwise provided in the Award Agreement, dividends and other distributions on restricted Shares that are not subject to one or more Performance Goals shall be accumulated but not paid to the Participant unless and until the Period of Restriction has ended and applicable vesting requirements have been satisfied. With respect to restricted Shares subject to one or more Performance Goals, during the Period of Restriction, dividends on such restricted Shares may be accumulated but not paid to the Participant unless and until the applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable). If any such dividends or distributions on restricted Shares are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the underlying restricted Shares with respect to which they are paid. With respect to Other Stock-Based Awards (including, without limitation, restricted stock units and performance stock units) other than restricted Shares, the Committee may provide in the Award Agreement for payment of dividend equivalents, provided that any such dividend equivalents may be accumulated but not paid to the Participant unless and until the Period of Restriction applicable to the Other Stock-Based Award has ended and any applicable Performance Goal(s) have been met (subject to any delay in payment required by Section 409A of the Code, if applicable).
7.
Limitations and Conditions

(a)Term of the Plan. No Award may be granted under the Plan after May 25, 2031, but Awards outstanding on such date shall remain valid in accordance with their terms.
(b)Effect of the Plan on Employment or Service Relationship. Nothing contained herein shall affect the right of the Company or any Subsidiary to terminate any Participant’s employment or other service relationship at any time or for any reason nor give any Key Employee, Non-Employee Director, or Consultant any right to be engaged by or retained in the service of the Company or any of its Subsidiaries. The establishment of the Plan shall not confer upon any Key Employee, Non-Employee Director, or Consultant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee, Non-Employee Director, or Consultant, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee, Non-Employee Director, or Consultant.
(c)Award Transfer and Election Restrictions. Unless otherwise permitted by the Committee at or after the time of grant of any Award, no benefit or Award (or right to receive payment in connection therewith) under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, hypothecation, or charge, otherwise than upon the death of a Participant by will or the laws of descent and distribution and, for restricted Shares, until termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Award Agreement, and any attempt to do so shall be void. No transfer of an Award or of any right or interest in an Award may be made for consideration. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant. No election as to benefits, exercise of any Award or exercise of rights with respect to any Award may be made during a Participant’s

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lifetime by anyone other than the Participant except by a legal representative or guardian appointed for or by the Participant or, after a Participant’s death, by the legatees, personal representatives or distributees of the Participant.
(d)Shareholder Rights.
(i)Stock Options and Stock Appreciation Rights. A Participant holding Stock Options or Stock Appreciation Rights shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights or privileges of shareholders of the Company in respect of the underlying Shares unless and until certificates representing any such Shares have been issued by the Company to such Participants (or book entry representing such Shares has been made and such Shares have been deposited with the appropriate registered book-entry custodian).
(ii)Other Stock-Based Awards. Unless otherwise provided in the Award Agreement, Participants holding restricted Shares may exercise full voting rights with respect to those Shares throughout the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Award Agreement. During the Period of Restriction, unless otherwise provided in the Award Agreement, Participants holding restricted Shares shall have all rights and privileges of shareholders of the Company, provided, however, that such restricted Shares shall be subject to the applicable risk of forfeiture, limitations on transfer and vesting requirements set forth in the Award Agreement and shall be subject to any limitation on dividends set forth in the Award Agreement or Section 6(d)(ii) hereof. With respect to Other Stock-Based Awards (including, without limitation, restricted stock units and performance stock units) other than restricted Shares, unless otherwise provided in the Award Agreement, a Participant holding such Other Stock-Based Award shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares (provided, however, that such Other Stock-Based Award may provide for payment of such dividend equivalents as set forth in the Award Agreement and subject to the limitations of Section 6(d)(ii) hereof), and no other rights or privileges of shareholders of the Company in respect of the underlying Shares unless and until certificates representing any such Shares have been issued by the Company to such Participants (or book entry representing such Shares has been made and such Shares have been deposited with the appropriate registered book-entry custodian).
(e)Effect of Awards on Computing Benefits or Contributions; ERISA. Absent express provisions to the contrary, any Award under the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement or severance plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. The Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.
(f)Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
(g)Successors and Assigns. The Plan and all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
(h)Repricing Prohibited. Notwithstanding any provision herein to the contrary, other than as permitted under Section 8 or 9 below, the repricing of any Stock Option or Stock Appreciation Right, once granted hereunder, is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of any Stock Option or Stock Appreciation Right to lower the exercise price thereof; (ii) any other action that is treated as a “repricing” under the rules and regulations of the primary securities market on which the Common Stock is traded; and (iii) repurchasing for cash or canceling any Stock Option or Stock Appreciation Right in exchange for another Award at a time when the exercise price per Share is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event described in Section 8 or 9 below.
(i)Legends. In addition to any other legends placed on certificates, or to which restricted Shares issued in book-entry or electronic form are made subject, pursuant to Section 6(c)(i), any Award of restricted

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Shares issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing restricted Shares granted pursuant to the Plan shall bear a legend in substantially the following form:
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Dollar General Corporation 2021 Stock Incentive Plan and in an agreement dated <<date of grant>>. A copy of the Plan and such agreement may be obtained by contacting the <<title>> of Dollar General Corporation.
Once the Shares are released from the restrictions, the Participant shall be entitled to have such legend removed from the Share certificate or similar notation removed from such Shares if issued in book-entry or electronic form.
8.
Adjustments upon Certain Events

In the event of any Share dividend, Share split, spin-off, Share combination, reclassification, recapitalization, liquidation, dissolution, reorganization, merger in which the Company is the surviving corporation, Change in Control, payment of a dividend (other than a cash dividend paid as part of a regular dividend program), exchange of Shares or other corporate exchange, any change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), any equity restructuring (as defined under FASB Accounting Standards Codification Topic 718 or any successor provision thereto), or other similar transaction or occurrence which affects the equity securities of the Company or the value thereof, the Committee shall: (i) adjust the aggregate number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future); (ii) adjust the exercise prices related to outstanding Awards; (iii) adjust applicable annual limits on Awards which thereafter may be made; and/or (iv) take such other action (including, without limitation providing for payment of a cash amount to holders of outstanding Awards), in each case as it deems reasonably necessary to address, on an equitable basis, the effect of the applicable corporate event on the Plan and any outstanding Awards. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Section 409A of the Code, the adjustment of any Stock Option and/or Stock Appreciation Right shall also be effected so as to comply with Section 424(a) of the Code and not to constitute a modification within the meaning of Section 424(h) or 409A, as applicable, of the Code. Any such adjustment made or action taken by the Committee in accordance with this Section 8 shall be final and binding for all purposes on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors) and shall not require the consent of any Participant. If the adjustment would produce fractional Shares with respect to any Award, the Committee may adjust appropriately the number of Shares covered by the Award so as to eliminate the fractional Shares. Adjustments made by the Committee pursuant to this Section 8 to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.
9.
Change in Control

Notwithstanding Section 8 above, in the event of a Change in Control, the Committee, as constituted before such Change in Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i)  provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Share-settled Award with a cash-settled Award; (iv) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award; (v) provide that for a period of at least ten business days prior to the Change in Control, any Stock Options or Stock Appreciation Rights shall be exercisable, to the extent applicable, as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Awards shall terminate and be of no further force and effect; or (vi) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control. For the avoidance of doubt, the Committee may apply any of the foregoing to any given outstanding Award or group or type of Awards, and shall not be required to apply any of the foregoing uniformly to all outstanding Awards. Where an Award is subject to or falls under an exemption from

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Section 409A of the Code, this Section 9 will be applied in a manner so as to comply with Section 409A of the Code or to maintain the exemption from Section 409A of the Code, as applicable.
10.
Amendment, Termination and Substitution; 409A; Clawback

(a)Amendment and Substitution of Awards. Subject to the terms and provisions and within the limitations of the Plan, the Committee shall have the authority to make such amendments or modifications to any terms and conditions applicable to any outstanding Award or accelerate the vesting thereof, provided that no such action shall modify any Award in a manner that adversely impacts, other than in a de minimis manner, a Participant with respect to any outstanding Awards, other than pursuant to Sections 8, 9, 10(c) or 11 hereof, without the Participant’s consent, except as such modification is provided for or contemplated in the terms of the Award or the Plan (including Section 4(a) above). In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after May 25, 2031, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Award Agreement. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Section 409A of the Code, or causes an Award that previously qualified for an exemption from Section 409A of the Code to become subject to Section 409A of the Code, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.
(b)Amendment and Termination of the Plan. The Board may amend, modify, suspend or terminate the Plan without shareholder approval or any Participant’s consent, except that: (i) shareholder approval shall be required (1) for any amendment or modification, other than an action under Sections 4(d), 8, 9, 10(c) or 11 hereof, which would increase the aggregate number of Shares available for Awards under the Plan, decrease the exercise price of outstanding Stock Options or Stock Appreciation Rights or extend the term of the Plan, or (2) to the extent that shareholder approval is required by the Code, pursuant to the rules and regulations under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations; and (ii) Participant consent shall be required for any such Board action which shall adversely impact, other than in a de minimis manner, a Participant with respect to any outstanding Awards, other than pursuant to Sections 4(d), 8, 9, 10(c) or 11 hereof, or as otherwise contemplated in the terms of the Award.
(c)Code Section 409A. The Awards under the Plan are intended to comply with or be exempt from Section 409A of the Code and the terms of the Awards and the Plan will be interpreted in a manner intended to comply with or be exempt from Section 409A of the Code, as applicable. Notwithstanding anything herein to the contrary, (i)  if, at the time of the Participant’s termination of service with the Company or a Subsidiary, the Participant is a “specified employee” as defined in Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of service is necessary in order to prevent the imposition of any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant and without the payment of any interest unless the Award Agreement specifically provides otherwise) until the date that is six months and one day following the Participant’s termination of service (or the earliest date as is permitted under Section 409A of the Code), if such payment or benefit is payable upon a termination of service and (ii) if any other payments of money or other benefits due to the Participant hereunder would cause the application of an accelerated or additional tax under Section 409A of the Code, such payments or other benefits shall be deferred, if deferral will make such payment or other benefits compliant under Section 409A of the Code, or otherwise such payment or other benefits shall be restructured, to the extent possible, in a manner, reasonably determined by the Board in consultation with the Participant, that does not cause such an accelerated or additional tax or result in an additional cost to the Company (without any reduction in such payments or benefits ultimately paid or provided to the Participant and without the payment of any interest unless the Award Agreement specifically provides otherwise). Each payment made under the Plan shall be designated as a “separate payment” within the meaning of

A-122021 Proxy Statement

Section 409A of the Code and, unless specifically provided otherwise in an Award Agreement, all references to “termination of employment” or “termination of service” shall be deemed to refer to a “separation from service” within the meaning of Section 409A of the Code and the default provisions thereunder. Notwithstanding any other provision of the Plan or an Award Agreement, the Company shall not be liable to a Participant in the event any payment or benefit under the Plan fails to be exempt from or comply with Section 409A of the Code.
(d)Clawback. The Committee shall specify in, or in respect of, any Award granted hereunder, that as a condition of receiving payment of such Award, the Participant’s rights, payments, and benefits with respect to such Award shall be subject to any reduction, cancellation, forfeiture or recoupment, in whole or in part, upon the occurrence of certain specified events, as may be required by the Securities and Exchange Commission or any applicable national exchange, law, rule or regulation or as set forth in a separate “clawback” or recoupment policy as may be adopted from time to time by the Board or the Committee.
11.
Governing Law; International Participants

(a)The Plan, and all Award Agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware applicable therein. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or Award shall be void and of no effect.
(b)With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or any Subsidiary.
12.
Transfers and Leaves of Absence

For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant’s employment without an intervening period of separation among the Company and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence or who is entitled to a statutory leave of absence shall be deemed to have remained in the service of the Company (and any Subsidiary) during such leave of absence (subject to the requirements of Section 409A of the Code).
13.
Withholding Taxes

In compliance with Section 409A of the Code, the Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state or local income or other taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Nonqualified Stock Option or upon the occurrence of any other taxable event with respect to any Award that the Participant pays to the Company or makes arrangements satisfactory to the Company for payment of the applicable withholding taxes. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, a Participant may elect or the Committee may require a Participant to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. Subject to any limitation under Section 409A of the Code, the Committee may provide in an Award Agreement that a Participant is permitted to elect withholding in an amount in excess of the minimum statutory tax rates (up to the maximum statutory tax rates). All elections by the Participant shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the withholding requirements apply and, to the extent applicable, in accordance with the requirements of Section 409A of the Code.
14.
Securities Law Restrictions

The Committee may require each Participant purchasing or acquiring Shares pursuant to a Stock Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof. All Shares delivered under the Plan shall be subject

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to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Common Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee (or its delegee) may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.
15.
Severability

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.
Share Certificates and Book Entry

To the extent that the Plan provides for issuance of certificates to represent shares of Common Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Common Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Company may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of restricted Shares granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 7(i).
17.
Electronic Transmissions and Records

Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through email or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

A-142021 Proxy Statement

Appendix B
Amendment to the Amended and Restated Charter of
Dollar General Corporation (the “Charter”) To
Permit a Special Meeting Request Right
If the shareholders approve Proposal 5, the Company currently intends to file with the Tennessee Secretary of State a certificate of amendment, which would amend Article 14 of the Charter in its entirety to read as follows (with additions shown in underlined text and deletions shown in text that has been struck through):
“14. Special meetings of shareholders may be called at any time, but only (i) by the Chairman of the Board of Directors, by the Chief Executive Officer of the corporation, or upon a resolution by or affirmative vote of the Board of Directors, or (ii) subject to the applicable provisions of the Bylaws of the corporation, upon a resolution by or affirmative vote of the Board of Directors upon written request received by the secretary of the corporation from holders of record or beneficial owners (a) representing at least twenty-five percent (25%) of the voting power of the shares entitled to vote on the matter or matters to be brought before the proposed special meeting and (b) that have complied in full with the requirements set forth in the corporation’s Bylaws, as amended from time to time~~and not by the shareholders~~.
Notwithstanding any other provision of this Charter, the affirmative vote of holders of a majority of the voting power of the shares entitled to vote at an election of directors, voting together as a single class, shall be required to amend or repeal this Article 14 of this Charter, or to amend, alter, change or repeal, or to adopt any provisions of this Charter or of the corporation’s Bylaws in a manner that is inconsistent with the purpose and intent of this Article 14.”

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Appendix C
Amendments to the Amended and
Restated Bylaws of Dollar General Corporation
(the “Bylaws”)
To Implement Procedures Relating to a
Special Meeting Request Right
If the shareholders approve Proposal 5, the Board of Directors currently intends to approve the following amendments to Section 2 and Section 9 of Article I of the Bylaws to set forth the terms and conditions of the Special Meeting Request Right (with additions shown in underlined text and deletions shown in text that has been struck through):
Section 2.   Annual and Special Meetings.
(a)   Annual Meetings. Annual meetings of shareholders shall be held, on~~at~~ a date and at a~~,~~ time and place, if any, fixed by the Board of Directors and stated in the notice of meeting, to elect a Board of Directors and to transact such other business as may properly come before the meeting.
(b)   Special Meetings. Special meetings of ~~the~~ shareholders may be called at any time, but only (i) by the Chairman of the Board of Directors, by the Chief Executive Officer of the Corporation, ~~for any purpose and shall be called by the Chief Executive Officer or Secretary if directed by the Board of Directors. A special meeting of shareholders may be called at any time, but only by the Chairman of the Board of Directors, the Chief Executive Officer of the corporation,~~ or upon a resolution by or affirmative vote of the Board of Directors, ~~and not by the shareholders.~~or (ii) subject to the provisions of this Article I, Section 2(b) and any other applicable provisions of these Bylaws, upon a resolution by or affirmative vote of the Board of Directors upon the written request (a “Shareholder Special Meeting Request”) received by the Secretary of the Corporation from Record Holders (as defined in Article I, Section 9) or Nominee Holders (as defined in Article I, Section 9) (each, a “Requesting Shareholder” and collectively, the “Requesting Shareholders”) (A) representing in the aggregate at least twenty-five percent (the “Requisite Percentage”) of the voting power of the Corporation’s shares entitled to vote on the matter or matters to be brought before the proposed special meeting (a “Shareholder Requested Special Meeting”); provided that such shares have been “owned” continuously by such Requesting Shareholders for at least one year prior to the date of the Shareholder Special Meeting Request (the “One-Year Period”), and (B) that have complied in full with the requirements set forth in these Bylaws. For the purposes of this Article 1, Section 2(b), whether shares are “owned” shall be determined in the same manner as provided in Article I, Section 12(h), and the terms “owned,” “owning” and other variations of the word “own” shall have the same definition ascribed to such terms in Article I, Section 12(h), provided that the terms “Noticing Shareholder” and “Eligible Shareholder” shall be substituted with the term “Requesting Shareholder” for the purposes of such definition. Except as set forth in this Article I, Section 2(b) or as otherwise required by law, special meetings of the shareholders of the Corporation may not be called by any other person or persons.
(i)   In order for a Shareholder Requested Special Meeting to be called, the Shareholder Special Meeting Request must be signed and dated by the Requesting Shareholders (or their duly authorized agents) who are entitled to cast not less than the Requisite Percentage of votes on the matter or matters proposed to be brought before the Shareholder Requested Special Meeting and must be delivered by registered mail to the Secretary of the Corporation at the principal executive offices of the Corporation. Any Shareholder Special Meeting Request shall set forth with particularity (A) the names and addresses of the Requesting Shareholder(s), as they appear on the books of the Corporation, and if any Requesting Shareholder holds for the benefit of another, the name and address of such beneficial owner and of any Shareholder Associated Person (as defined in Article I, Section 10(d)), (B) the class or series and number of shares of the Corporation’s capital stock owned of record and beneficially by each Requesting Shareholder and Shareholder Associated Person identified in clause (A) of this Article I, Section 2(b)(i) and documentary evidence that the Requesting Shareholders have owned the Requisite Percentage of shares continuously for the One-Year Period, from a person and in a form acceptable for purposes of a shareholder proposal under Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, as amended (the

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“Exchange Act”), or any successor or replacement rule, (C) an agreement by each Requesting Shareholder to promptly notify the Corporation upon any decrease in the number of shares owned by such Requesting Shareholder occurring between the date on which the Shareholder Special Meeting Request is received by the Secretary of the Corporation and the date of the Shareholder Requested Shareholder Meeting and an acknowledgement by each Requesting Shareholder that the Shareholder Special Meeting Request shall be deemed to be revoked (and any meeting scheduled in response may be canceled) if the shares owned by the Requesting Shareholders do not represent ownership of at least the Requisite Percentage at all times between the date on which the Shareholder Special Meeting Request is received by the Secretary of the Corporation and the date of the Shareholder Requested Special Meeting, (D) the purpose or purposes of the Shareholder Requested Special Meeting and the business to be acted on at the Shareholder Requested Special Meeting, the reasons for conducting such business at the Shareholder Requested Special Meeting and the text of the proposal or business (including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (E) the information required by Article I, Section 10(b) as to the business proposed to be conducted at the Shareholder Requested Special Meeting and as to the Requesting Shareholders on whose behalf the Shareholder Special Meeting Request is being made; provided that for purposes of this Article I, Section 2(b), (1) the terms “Noticing Shareholder” and “Holder” shall be substituted with the term “Requesting Shareholder” and (2) the term “notice” shall be substituted with the term “Shareholder Special Meeting Request,” in each case in all places such terms appear in Article I, Section 10(b). Other than to the extent expressly referenced in this Article I, Section 2(b), the provisions of Article I, Section 10 shall not apply to a Shareholder Requested Special Meeting or a Shareholder Special Meeting Request. The only business that may be conducted at the Shareholder Requested Special Meeting properly requested by the Requesting Shareholders shall be the business proposed in the Shareholder Meeting Special Request and set forth in the notice of such Shareholder Requested Special Meeting; provided, however, that the Board of Directors shall have the authority in its sole and final discretion to submit additional matters in the notice for such Shareholder Requested Special Meeting and to cause other business to be transacted at such Shareholder Requested Special Meeting.
(ii)   After receiving a Shareholder Special Meeting Request, the Board of Directors shall determine in good faith whether the Requesting Shareholders have satisfied the requirements set forth in these Bylaws, which determination shall be conclusive and binding, and the Corporation shall notify the Requesting Shareholders of the Board of Directors’ determination. If the Board of Directors determines that the Shareholder Special Meeting Request complies with the provisions of these Bylaws and that the proposal to be considered or business to be conducted is a proper subject for shareholder action under applicable law, the Charter or these Bylaws, the Board of Directors shall call and send notice of a Shareholder Requested Special Meeting for the purpose(s) set forth in the Shareholder Special Meeting Request (as well as any additional purpose(s) deemed advisable in the sole and final discretion of the Board of Directors) in accordance with Article I, Section 3 of these Bylaws. The Board of Directors shall determine the place, if any, date and time for such Shareholder Requested Special Meeting, which date shall be not later than 90 days after the date on which the Board of Directors determines that the Shareholder Special Meeting Request satisfies the requirements set forth in these Bylaws. The Board of Directors shall also set a record date for the determination of shareholders entitled to vote at such Shareholder Requested Special Meeting in the manner set forth in Article I, Section 4. Each Requesting Shareholder is required to update the information required by this Article I, Section 2(b) as of a date within ten business days after such record date and as of a date within five business days before the date of such Shareholder Requested Special Meeting. The Board of Directors may adjourn, postpone, reschedule or, if in accordance with these Bylaws, cancel any Shareholder Requested Special Meeting previously scheduled pursuant to this Article I, Section 2(b).
(iii)   In determining whether a Shareholder Requested Special Meeting has been requested by Requesting Shareholders representing in the aggregate at least the Requisite Percentage, multiple Shareholder Special Meeting Requests received by the Secretary of the Corporation will be considered together only if  (A) each Shareholder Special Meeting Request identifies substantially the same purpose or purposes of, and substantially the same matters proposed to be acted on at, the Shareholder Requested Special Meeting (in each case as determined in the sole and final discretion of the Board of Directors) (which, if such purpose is the removal of directors, will mean that the exact same person or persons are proposed for removal in each relevant request), and (B) such Shareholder Special Meeting Requests have

C-22021 Proxy Statement

been dated and received by the Secretary of the Corporation within 30 days of the earliest dated Shareholder Special Meeting Request that was submitted in accordance with the requirements of this Article I, Section 2(b).
(iv)   Notwithstanding the foregoing provisions of this Article I, Section 2(b), the Board of Directors shall not be required to call a Shareholder Requested Special Meeting if  (A) the Shareholder Special Meeting Request does not strictly comply with each applicable requirement of these Bylaws, (B) the business specified in the Shareholder Special Meeting Request is not a proper subject for shareholder action under applicable law, the Charter or these Bylaws, (C) the Board of Directors has called or calls for an annual or special meeting of shareholders to be held within 90 days after the Secretary receives the Shareholder Special Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) an identical or substantially similar item of business as the business specified in the Shareholder Special Meeting Request (“Similar Business”), (D) the Shareholder Special Meeting Request is received by the Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of shareholders and ending on the date of the final adjournment of the next annual meeting of shareholders, (E) Similar Business was presented at any meeting of shareholders held within 120 days prior to receipt by the Secretary of the Shareholder Special Meeting Request, (F) two or more Shareholder Requested Special Meetings have been held within the twelve month period prior to the date the Shareholder Special Meeting Request is received by the Secretary, (G) the Shareholder Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law, or (H) any information submitted pursuant to this Article I, Section 2(b) by any Requesting Shareholder is inaccurate in any material respect. For purposes of this Article I, Section 2(b), the removal of directors shall be “Similar Business” with respect to all items of business involving the nomination, election or removal of directors, the changing of the size of the Board of Directors and the filling of vacancies and/or newly created directorships. In addition, if none of the Requesting Shareholders who submitted a Shareholder Special Meeting Request appears or sends a qualified representative to present the matters for consideration that were specified in the Shareholder Special Meeting Request, the Corporation need not present such matters for a vote at such Shareholder Requested Special Meeting regardless of whether proxies have been solicited with respect to such matters.
(v)   Any shareholder who submitted a Shareholder Special Meeting Request may revoke its written request by written revocation received by the Secretary at the principal executive offices of the Corporation at any time prior to the Shareholder Requested Special Meeting. A Shareholder Special Meeting Request shall be deemed revoked (and any meeting scheduled in response may be canceled) if the Requesting Shareholders do not continue to own at least the Requisite Percentage at all times between the date the Shareholder Special Meeting Request is received by the Secretary and the date of the applicable Shareholder Requested Special Meeting, and each Requesting Shareholder shall promptly notify the Secretary of any decrease in ownership of the number of shares owned by such Requesting Shareholder. If, as a result of any revocations, there are no longer valid unrevoked written Shareholder Special Meeting Requests from Requesting Shareholders holding the Requisite Percentage, there shall be no requirement to call or hold the Shareholder Requested Special Meeting.
(vi)   The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Article I, Section 2(b) and to make any and all determinations necessary or advisable to apply this Article I, Section 2(b) to any persons, facts or circumstances, including but not limited to, whether outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the Requisite Percentage of this Article I, Section 2(b), whether a Shareholder Special Meeting Request complies with the requirements of this Article I, Section 2(b) and whether any and all requirements of this Article I, Section 2(b) have been satisfied. The Board of Directors (and any other person or body authorized by the Board of Directors) may require a Requesting Shareholder to furnish any additional information as may be reasonably required by the Board of Directors (as determined solely and exclusively by the Board of Directors, with such determination being final and binding) to permit the Board of Directors (and any other person or body authorized by the Board of Directors) to make any such interpretation or determination, and each Requesting Shareholder shall provide such information to the Board of Directors within ten business days of such request. Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be final, conclusive and binding on all persons, including without limitation the Corporation and all Requesting Shareholders.

   2021 Proxy StatementC-3

Section 9.   Business at Annual and Special Meetings.   No business may be transacted at an annual or special meeting of shareholders other than business that is:
(a)   specified in a notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or an authorized committee thereof (including any such notice given by or at the direction of the Board of Directors following receipt by the Secretary of a Shareholder Special Meeting Request in accordance with Article I, Section 2(b) of these Bylaws),
(b)   otherwise brought before the meeting by or at the direction of the Board of Directors or an authorized committee thereof, or
(c)   otherwise brought before the meeting by a ~~“Noticing S~~shareholder~~”~~ who complies with the notice, eligibility and other requirements set forth in Article I, Section 10 or Article I, Section 12 of these Bylaws, as applicable (such shareholder, a “Noticing Shareholder”).
Notwithstanding any other provision of these Bylaws, in the case of a Shareholder Requested Special Meeting, no shareholder may propose any business to be considered at the Shareholder Requested Special Meeting, except pursuant to the Shareholder Special Meeting Request delivered pursuant to Article I, Section 2(b) of these Bylaws. A “Noticing Shareholder” must be either a “Record Holder” or a “Nominee Holder.” A “Record Holder” is a shareholder that holds of record stock of the Corporation entitled to vote at the meeting on the business (including any election of a director) to be appropriately conducted at the meeting. A “Nominee Holder” is a shareholder that holds such stock through a nominee or “street name” holder of record and can demonstrate to the Corporation such indirect ownership of such stock and such Nominee Holder’s entitlement to vote such stock on such business. Clause (c) of Section 9 of this Article I shall be the exclusive means for a Record Holder or a Nominee Holder~~Noticing Shareholder~~ to make director nominations or submit other business before a meeting of shareholders (other than proposals brought under Rule 14a-8 under the ~~Securities~~ Exchange Act ~~of 1934, as amended (the “Exchange Act”)~~ and included in the Corporation’s notice of meeting, which proposals are not governed by these Bylaws, or submitted at a Shareholder Requested Special Meeting in accordance with Article I, Section 2(b) of these Bylaws). Notwithstanding anything in these ~~by-laws~~Bylaws to the contrary, no business shall be conducted at a shareholders’ meeting except in accordance with the procedures set forth in Section 9, Section 10 or Section 12 of this Article I of these Bylaws.

C-42021 Proxy Statement

DOLLAR GENERAL CORPORATION ATTN: INVESTOR RELATIONS100 MISSION RIDGEGOODLETTSVILLE, TN 37072 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on May 25, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/DG2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote before the meeting using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on May 25, 2021. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. IF YOU ARE NOT VOTING BY INTERNET OR PHONE,TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D41915-P48167 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.Warren F. Bryant The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.ForAgainstAbstain1b.Michael M. Calbert 2. To approve, on an advisory (non-binding) basis, the resolution regarding the compensation of Dollar General Corporation's named executive officers as disclosed in the proxy statement. 1c.Patricia D. Fili-Krushel 3. To ratify the appointment of Ernst & Young LLP as Dollar General Corporation's independent registered public accounting firm for fiscal 2021. 1d.Timothy I. McGuire 4.To approve the Dollar General Corporation 2021 Stock Incentive Plan. 1e.1f.William C. Rhodes, IIIDebra A. Sandler 5. To approve an amendment to the amended and restated charter of Dollar General Corporation to allow shareholders holding 25% or more of our common stock to request special meetings of shareholders. 1g.Ralph E. Santana The Board of Directors recommends you vote AGAINST1h.Todd J. Vasos 6.Shareholder Proposal regarding shareholders' ability to call special meetings of shareholders.

D41915-P48167

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

DOLLAR GENERAL CORPORATION

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Warren F. Bryant	☐	☐	☐
1b. Michael M. Calbert	☐	☐	☐
1c. Patricia D. Fili-Krushel	☐	☐	☐
1d. Timothy I. McGuire	☐	☐	☐
1e. William C. Rhodes, III	☐	☐	☐
1f. Debra A. Sandler	☐	☐	☐
1g. Ralph E. Santana	☐	☐	☐
1h. Todd J. Vasos	☐	☐	☐

	For	**Against**	**Abstain**
6. To vote on a shareholder proposal regarding shareholders' ability to call special meetings of shareholders.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D41916-P48167DOLLAR GENERAL CORPORATIONProxy solicited by and on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on May 26, 2021The undersigned shareholder(s) of Dollar General Corporation, a Tennessee corporation (the "Company"), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2021, and hereby appoint(s) Christine L. Connolly and Elizabeth S. Inman, or either of them, proxies, each with full power of substitution, and authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all shares of common stock of the Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held May 26, 2021 at 9:00 A.M. Central Time, via the Internet at www.virtualshareholdermeeting.com/DG2021, and at any adjournment(s) thereof. As the Company will be hosting the meeting virtually this year, there will be no physical location for shareholders to attend the meeting in person.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees for director in Proposal 1, FOR Proposals 2, 3, 4 and 5, AGAINST Proposal 6, and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment(s) thereof.Continued and to be signed on reverse side